Prospectus
MAY 01, 2006
As amended December 01, 2006

Timothy Plan Family of Funds:

Aggressive Growth Fund

Large/Mid-Cap Growth Fund

Small-Cap Value Fund

Large/Mid-Cap Value Fund

Patriot Fund

Fixed-Income Fund

Money Market Fund

Strategic Growth Fund

Conservative Growth Fund

(This page is not part of the prospectus.)

2 PROSPECTUS FOR THE TIMOTHY PLAN FAMILY OF FUNDS	May 01, 2006 (As amended December 1, 2006)

Contents

4	The Basics About the Traditional Funds
4	Aggressive Growth Fund
6	Large/Mid-Cap Growth Fund
8	Small-Cap Value Fund
11	Large/Mid-Cap Value Fund
12	Patriot Fund
15	Fixed-Income Fund
17	Money Market Fund
19	Fees and Expenses

20	The Basics About the Asset Allocation Funds
21	Strategic Growth Fund
23	Conservative Growth Fund
25	Fees and Expenses

26	Additional Information
26	Interest Rate Risk
26	Credit Risk
26	Additional Expense & Tax Implications

26	Investing in the Funds
26	Determining Share Prices
27	Fair Value Pricing
27	Choosing the Class of Shares that is Best for You
Class A Shares
29	Class C Shares
29	Distribution Fees
30	Opening and Adding to Your Account
30	To Open an Account by Mail
32	Purchasing Shares by Wire Transfer
32	Purchases Through Financial Service Organizations
32	Purchasing Shares by Automatic Investment Plan
32	Retirement Plans
32	Other Purchase Information

33	How to Sell (Redeem) Shares

36	Dividends and Distributions

36	Investment Adviser

36	Investment Managers
36	Aggressive Growth Fund
37	Large/Mid-Cap Growth Fund
37	Patriot Fund
37	Large/Mid-Cap Value Fund and Small-Cap Value Fund
38	Fixed-Income & Money Market Fund

38	Principal Underwriter

38	Federal Taxes

40	General Information

41	Financial Highlights

56	Privacy Policy

56	Customer Identification Program

56	For More Information

Applications
New Account Application
Account Transfer Form

Timothy Plan

Family of Funds

(the “Trust”)

Prospectus May 01, 2006

As amended December 01, 2006

This Prospectus offers the following series of the Trust (the “Traditional Funds”):

Timothy Plan Aggressive Growth Fund

Timothy Plan Large/Mid–Cap Growth Fund

Timothy Plan Small–Cap Value Fund

Timothy Plan Large/Mid–Cap Value Fund

Timothy Plan Patriot Fund

Timothy Plan Fixed–Income Fund

Timothy Plan Money Market Fund

And the following series of the Trust that invest in certain Traditional Funds (collectively, the “Asset Allocation Funds”):

Timothy Plan Strategic Growth Fund

Timothy Plan Conservative Growth Fund

The Timothy Plan was established to provide an investment alternative for people who want to invest according to certain ethical standards. Each Fund invests according to its own distinct investment objective. However, all the Funds have one thing in common: they employ a zero-tolerance policy against investing in any company that is involved in the business of alcohol production, tobacco production or casino gambling, or which is involved, either directly or indirectly, in abortion or pornography, or promoting anti-family entertainment or alternative lifestyles. Each Asset Allocation Fund invests the majority of its assets in a distinct group of Traditional Funds to provide a convenient way to allocate your investment among the Traditional Funds.

The Funds are distributed through Timothy Partners, Ltd.

1055 Maitland Center Commons, Suite 100, Maitland, Florida 32751.

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a crime.

PROSPECTUS FOR THE TIMOTHY PLAN FAMILY OF FUNDS	May 01, 2006 (As amended December 1, 2006) 3

THE BASICS ABOUT THE TRADITIONAL FUNDS

The Timothy Plan believes that it has a responsibility to invest in a moral and ethical manner. Accordingly, none of our Funds invest in any company that is involved in the business of alcohol production, tobacco production, or casino gambling, or which is involved, either directly or indirectly, in abortion or pornography, or promoting anti-family entertainment or alternative lifestyles. Securities issued by companies engaged in these prohibited activities are excluded from the Funds’ portfolios and are referred to throughout this Prospectus as “Excluded Securities.” Under a zero-tolerance policy, Excluded Securities will not be purchased by any of our Funds. Timothy Partners, Ltd. (“TPL”) is investment adviser to the Funds and is responsible for determining those securities that are Excluded Securities, and reserves the right to exclude investments, in its best judgment, in other companies whose practices may not fall within the exclusions described above, but nevertheless could be found offensive to basic, traditional Judeo-Christian values.

Because none of our Funds will invest in Excluded Securities, each Fund’s pool of eligible investments may be limited to a certain degree. Although TPL believes that the Funds can achieve their investment objectives within the parameters of ethical investing, eliminating Excluded Securities as investments may have an adverse effect on a Fund’s performance. However, “total return” is more than just numbers. It is also investing in a way that supports and reflects your beliefs and ideals. All of our Funds strive to maximize both kinds of total return.

	cusip number: ticker symbol:	Class A 887432813 TAAGX	Class C 887432698 TCAGX
TIMOTHY PLAN AGGRESSIVE GROWTH FUND

Investment objective

Long-term growth of capital.

Primary investment strategies

•	Normally investing at least 80% of the Fund’s total assets in U.S. common stocks;

•	Investing in securities of companies without regard to market capitalizations; and

•	Investing its assets in the securities of a limited number of companies which the Fund’s investment manager believes show a high probability for superior growth.

Primary risks

1.	General Risk- As with most other mutual funds, you can lose money by investing in this Fund. Share prices fluctuate from day to day, and when you sell your shares, they may be worth less than you paid for them.

2.	Stock Market Risk- The Fund is an equity fund, so it is subject to the risks inherent in the stock market in general. The stock market is cyclical, with prices generally rising and falling over periods of time. Some of these price cycles can be pronounced and last for a long time.

3.	Larger Company Investing Risk- Larger, more established companies may be unable to respond quickly to new competitive challenges like changes in consumer tastes or innovative smaller competitors. Also, larger companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.

4.	Smaller Company Investing Risk- Investing in smaller companies often involves greater risk than investing in larger companies. Smaller companies may not have the management experience, financial resources, product diversification and competitive strengths of larger companies. The securities of smaller companies, therefore, tend to be more volatile than the securities of larger, more established companies. Smaller company stocks tend to be bought and sold less often and in smaller amounts than larger company stocks. Because of this, if a Fund wants to sell a large quantity of a small-sized company’s stock, it may have to sell at a lower price than would otherwise be indicated, or it may have to sell in smaller than desired quantities over an increased time period.

5.	Excluded Security Risk- Because the Fund does not invest in Excluded Securities, the Fund may be riskier than other Funds that invest in a broader array of securities.

6.	Growth Risks- The Fund invests in companies that appear to be growth-oriented companies. Growth companies are companies that the Fund’s investment manager believes will have revenue and earnings that grow faster than the economy as a whole, offering above-average prospects for capital appreciation and little or no emphasis on dividend income. If the investment manager’s perceptions of a company’s growth potential are wrong, the securities purchased may not perform as expected, reducing the Fund’s return.

7.	Portfolio Turnover- The Fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies. As a result, the Fund may experience high portfolio turnover. Increased portfolio turnover may result in higher costs for brokerage commissions and other transaction costs and may also result in taxable capital gains.

Who should buy this Fund

The Fund is appropriate for investors who understand the risks of investing in the stock market and who are willing to accept significant amounts of volatility and risk.

Past performance

The following bar chart and table help show the risks of investing in shares of the Fund by showing changes in the Fund’s yearly performance over the lifetime of the Fund. They also compare the Fund’s performance to the performance of the Russell Mid-Cap Growth Index during each period. You should be aware that the Fund’s past performance before and after taxes is not necessarily an indication of how the Fund will perform in the future. Also, performance figures do not reflect the effects of sales charges. If they did, returns would be lower.

4 PROSPECTUS FOR THE TIMOTHY PLAN FAMILY OF FUNDS	May 01, 2006 (As amended December 1, 2006)

	cusip number: ticker symbol:	Class A 887432813 TAAGX	Class C 887432698 TCAGX
TIMOTHY PLAN AGGRESSIVE GROWTH FUND

Performance

Chart and Table (bar graph does not reflect the effect of sales charges.)

Year-by-year Annual Total Returns for Class A Shares

(for calendar years ending on December 31(1))

The Fund’s Year-to-Date Return through the Quarter Ended March 31, 2006 was 11.92%.

Best Quarter	Worst Quarter
Jun-03	Sep-01
20.22%	-26.86%

Average Annual Total Returns

(for periods ending on December 31, 2005(1))

	Class A (1)
	1 Year	3 Year	5 Year	10 Year	Since Inception
Return without sales load and before taxes	8.73%	18.34%	-1.98%	N/A	-5.21%
Return after taxes on distributions (2)	2.60%	16.12%	-3.09%	N/A	-6.23%
Return after taxes on distributions and sale of shares (2)	2.41%	14.10%	-2.54%	N/A	-5.13%
Russell Mid Cap Growth Index (3) (reflects no deduction for fees, expenses or taxes)	12.10%	22.70%	1.38%	N/A	-2.46%

(1)	Class A shares commenced investment operations on October 5, 2000. Returns do not reflect the effect of sales charges. If sales charges were included, the returns would be lower.
(2)	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns displayed are for class A shares only, and after-tax returns for other classes will vary.
(3)	The Russell Mid Cap Growth Index is a widely recognized, unmanaged index of mid-capitalization growth companies in the United States. The Index assumes reinvestment of all dividends and distributions and does not reflect any asset-based charges for investment management or other expenses.

PROSPECTUS FOR THE TIMOTHY PLAN FAMILY OF FUNDS	May 01, 2006 (As amended December 1, 2006) 5

	cusip number: ticker symbol:	Class A 887432789 TLGAX	Class C 887432680 TLGCX

TIMOTHY PLAN LARGE/MID-CAP GROWTH FUND

Investment objective

Long-term growth of capital. Current income is not a significant investment consideration and any such income realized will be considered incidental to the Fund’s investment objective.

Primary investment strategies

•	Primarily investing in equity securities with market capitalization in excess of $2 billion;

•	Normally investing at least 80% of the Fund’s assets in a portfolio of securities which includes a broadly diversified number of U.S. equity securities that the Fund’s investment manager believes show a high probability of superior prospects for above average growth. The Fund’s investment manager chooses these securities using a “bottoms up” approach of extensively analyzing the financial, management, and overall economic conditions of each potential investment.

Primary risks

1.	General Risk- As with most other mutual funds, you can lose money by investing in this Fund. Share prices fluctuate from day to day, and when you sell your shares, they may be worth less than you paid for them.

2.	Stock Market Risk- The Fund is an equity fund, so it is subject to the risks inherent in the stock market in general. The stock market is cyclical, with prices generally rising and falling over periods of time. Some of these price cycles can be pronounced and last for a long time.

3.	Excluded Security Risk- Because the Fund does not invest in Excluded Securities, the Fund may be riskier than other Funds that invest in a broader array of securities.

4.	Growth Risks- The Fund invests in companies that appear to be growth-oriented companies. Growth companies are companies that the Fund’s investment manager believes will have revenue and earnings that grow faster than the economy as a whole, offering above-average prospects for capital appreciation and little or no emphasis on dividend income. If the Fund’s investment manager’s perceptions of a company’s growth potential are wrong, the securities purchased may not perform as expected, reducing the Fund’s return.

5.	Larger Company Investing Risk- Larger, more established companies may be unable to respond quickly to new competitive challenges like changes in consumer tastes or innovative smaller competitors. Also, larger companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.

6.	Mid-Sized Company Investing Risk- Investing in smaller companies often involves greater risk than investing in larger companies. Smaller companies may not have the management experience, financial resources, product diversification and competitive strengths of larger companies. The securities of smaller companies, therefore, tend to be more volatile than the securities of larger, more established companies. Smaller company stocks tend to be bought and sold less often and in smaller amounts than larger company stocks. Because of this, if a Fund wants to sell a large quantity of a small-sized company’s stock, it may have to sell at a lower price than would otherwise be indicated, or it may have to sell in smaller than desired quantities over an increased time period.

Who should buy this Fund

The Fund is appropriate for investors who understand the risks of investing in the stock market and who are willing to accept moderate amounts of volatility and risk.

Past performance

The following bar chart and table help show the risks of investing in shares of the Fund by showing changes in the Fund’s yearly performance over the lifetime of the Fund. They also compare the Fund’s performance to the performance of the Russell 1000 Growth Index during each period. You should be aware that the Fund’s past performance before and after taxes is not necessarily an indication of how the Fund will perform in the future. Also, performance figures do not reflect the effects of sales charges. If they did, returns would be lower.

6 PROSPECTUS FOR THE TIMOTHY PLAN FAMILY OF FUNDS	May 01, 2006 (As amended December 1, 2006)

	cusip number: ticker symbol:	Class A 887432789 TLGAX	Class C 887432680 TLGCX

TIMOTHY PLAN LARGE/MID-CAP GROWTH FUND

Performance

Chart and Table (bar graph does not reflect the effect of sales charges.)

Year-by-year Annual Total Returns for Class A Shares

(for calendar years ending on December 31(1))

The Fund’s Year-to-Date Return through the Quarter Ended March 31, 2006 was 4.34%.

Best Quarter	Worst Quarter
Dec-01	Mar-01
16.48%	-24.07%

Average Annual Total Returns

(for periods ending on December 31, 2005(1))

	Class A (1)
	1 Year	3 Year	5 Year	10 Year	Since Inception
Return without sales load and before taxes	3.44%	10.42%	-6.00%	N/A	-6.78%
Return after taxes on distributions (2)	-1.98%	8.48%	-7.01%	N/A	-7.73%
Return after taxes on distributions and sale of shares (2)	-1.29%	7.30%	-5.81%	N/A	-6.39%
Russell 1000 Growth Index (3) (reflects no deduction for fees, expenses or taxes)	5.26%	13.23%	-3.58%	N/A	-7.39%

(1)	Class A shares commenced investment operations on October 5, 2000. Returns do not reflect the effect of sales charges. If sales charges were included, the returns would be lower.
(2)	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns displayed are for class A shares only, and after-tax returns for other classes will vary.
(3)	The Russell 1000 Growth Index is a widely recognized, unmanaged index of 1000 large-capitalization companies in the United States. The Index assumes reinvestment of all dividends and distributions and does not reflect any asset-based charges for investment management or other expenses.

PROSPECTUS FOR THE TIMOTHY PLAN FAMILY OF FUNDS	May 01, 2006 (As amended December 1, 2006) 7

	cusip number: ticker symbol:	Class A 887432409 TPLNX	Class C 887432839 TSVCX

TIMOTHY PLAN SMALL-CAP VALUE FUND

Investment objective

Long-term capital growth, with a secondary objective of current income.

Primary investment strategies

•	The Fund seeks to achieve its objectives by primarily investing at least 80% in U.S. small-cap stocks. Small-Cap stocks refer to the common stock of smaller companies - companies whose total market capitalization is generally less than $2 billion.

•	In determining whether to invest in a particular company, the Fund’s investment manager focuses on a number of different attributes of the company, including the company’s market expertise, balance sheet, improving return on equity, price to earnings ratios, industry position and strength, management and a number of other factors. Analyzing companies in this manner is known as a “bottoms up” approach to investing.

•	The Fund may invest in equity securities of foreign issuers in the form of American Depositary Receipts (“ADRs”). ADRs are certificates held in trust by a U.S. bank or trust company evidencing ownership of shares of foreign-based issuers, and are an alternative to purchasing foreign securities in their national market and currency.

Primary risks

1.	General Risk- As with most other mutual funds, you can lose money by investing in this Fund. Share prices fluctuate from day to day, and when you sell your shares, they may be worth less than you paid for them.

2.	Stock Market Risk- The Fund is an equity fund, so it is subject to the risks inherent in the stock market in general. The stock market is cyclical, with prices generally rising and falling over periods of time. Some of these price cycles can be pronounced and last for a long time.

3.	Smaller Company Investing Risk- Investing in smaller companies often involves greater risk than investing in larger companies. Smaller companies may not have the management experience, financial resources, product diversification and competitive strengths of larger companies. The securities of smaller companies, therefore, tend to be more volatile than the securities of larger, more established companies. Smaller company stocks tend to be bought and sold less often and in smaller amounts than larger company stocks. Because of this, if a Fund wants to sell a large quantity of a small-sized company’s stock, it may have to sell at a lower price than would otherwise be indicated, or it may have to sell in smaller than desired quantities over an increased time period.

4.	Excluded Security Risk- Because the Fund does not invest in Excluded Securities, the Fund may be riskier than other Funds that invest in a broader array of securities.

5.	Foreign Risk- The Fund’s investments in foreign securities may experience more rapid and extreme changes in value than funds with investments solely in securities of U.S. companies. This is because of the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Foreign issuers are not subject to the same degree of regulation as U.S. issuers. Also, nationalization, expropriation or confiscatory taxation or political changes could adversely affect the Fund’s investments in a foreign country. There is a risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect the value of the Fund’s investments in foreign securities.

6.	“Value” Investing Risk- The Fund invests in companies that appear to be value-oriented companies. If a Portfolio’s perceptions of a company’s inherent value are wrong, the securities purchased may not perform as expected, reducing the Portfolio’s return. Further, “value” stocks, in general, may lose favor in the market and under perform other types of securities.

Who should buy this Fund

The Fund is appropriate for investors who understand the risks of investing in the stock market and who are willing to accept moderate amounts of volatility and risk.

Past performance

The following bar chart and table help show the risks of investing in shares of the Fund by showing changes in the Fund’s yearly performance over the lifetime of the Fund. They also compare the Fund’s performance to the performance of the Russell 2000 Index during each period. You should be aware that the Fund’s past performance before and after taxes is not necessarily an indication of how the Fund will perform in the future. Also, performance figures do not reflect the effects of sales charges. If they did, returns would be lower.

8 PROSPECTUS FOR THE TIMOTHY PLAN FAMILY OF FUNDS	May 01, 2006 (As amended December 1, 2006)

	cusip number: ticker symbol:	Class A 887432409 TPLNX	Class C 887432839 TSVCX

TIMOTHY PLAN SMALL-CAP VALUE FUND

Performance

Chart and Table (bar graph does not reflect the effect of sales charges.)

Year-by-year Annual Total Returns for Class A Shares

(for calendar years ending on December 31(1))

The Fund’s Year-to-Date Return through the Quarter Ended March 31, 2006 was 11.53%.

Best Quarter	Worst Quarter
Jun-03	Sep-98
20.35%	-23.18%

Average Annual Total Returns

(for periods ending on December 31, 2005(1))

	Class A (1)
	1 Year	3 Year	5 Year	10 Year
Return without sales load and before taxes	-1.01%	15.32%	6.31%	7.60%
Return after taxes on distributions (2)	-6.34%	12.52%	4.74%	6.34%
Return after taxes on distributions and sale of shares (2)	-3.83%	11.34%	4.37%	5.91%
Russell 2000 Index (3) (reflects no deduction for fees, expenses or taxes)	4.55%	22.13%	8.22%	9.25%

(1)	Class A shares commenced investment operations on March 24, 1994. Returns do not reflect the effect of sales charges. If sales charges were included, the returns would be lower.
(2)	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns displayed are for class A shares only, and after-tax returns for other classes will vary.
(3)	The Russell 2000 Index is a widely recognized, unmanaged index of 2000 small-capitalization companies in the United States. The Index assumes reinvestment of all dividends and distributions and does not reflect any asset-based charges for investment management or other expenses.

PROSPECTUS FOR THE TIMOTHY PLAN FAMILY OF FUNDS	May 01, 2006 (As amended December 1, 2006) 9

	cusip number: ticker symbol:	Class A 887432607 TLVAX	Class C 887432805 TLVCX

TIMOTHY PLAN LARGE/MID-CAP VALUE FUND

Investment objective

Long-term capital growth, with a secondary objective of current income.

Primary investment strategies

•	The Fund seeks to achieve its objectives by primarily investing in U.S. common stocks. The Fund will normally invest at least 80% of its assets in companies whose total market capitalization exceeds $2 billion.

•	In determining whether to invest in a particular company, the Fund’s investment manager focuses on a number of different attributes of the company, including the company’s market expertise, balance sheet, improving return on equity, price to earnings ratios, industry position and strength, management, and a number of other factors. Analyzing companies in this manner is known as a “bottoms up” approach to investing.

Primary risks

1.	General Risk- As with most other mutual funds, you can lose money by investing in this Fund. Share prices fluctuate from day to day, and when you sell your shares, they may be worth less than you paid for them.

2.	Stock Market Risk- The Fund is an equity fund, so it is subject to the risks inherent in the stock market in general. The stock market is cyclical, with prices generally rising and falling over periods of time. Some of these price cycles can be pronounced and last for a long time.

3.	Larger Company Investing Risk- Larger, more established companies may be unable to respond quickly to new competitive challenges like changes in consumer tastes or innovative smaller competitors. Also, larger companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.

4.	Mid-Sized Company Investing Risk- Investing in smaller companies often involves greater risk than investing in larger companies. Smaller companies may not have the management experience, financial resources, product diversification and competitive strengths of larger companies. The securities of smaller companies, therefore, tend to be more volatile than the securities of larger, more established companies. Smaller company stocks tend to be bought and sold less often and in smaller amounts than larger company stocks. Because of this, if a Fund wants to sell a large quantity of a small-sized company’s stock, it may have to sell at a lower price than would otherwise be indicated, or it may have to sell in smaller than desired quantities over an increased time period.

5.	Excluded Security Risk- Because the Fund does not invest in Excluded Securities, the Fund may be riskier than other Funds that invest in a broader array of securities.

6.	“Value” Investing Risk- The Fund invests in companies that appear to be value-oriented companies. If a Portfolio’s perceptions of a company’s inherent value are wrong, the securities purchased may not perform as expected, reducing the Portfolio’s return. Further, “value” stocks, in general, may lose favor in the market and under perform other types of securities.

Who should buy this Fund

The Fund is appropriate for investors who understand the risks of investing in the stock market and who are willing to accept moderate amounts of volatility and risk.

Past performance

The following bar chart and table help show the risks of investing in shares of the Fund by showing changes in the Fund’s yearly performance over the lifetime of the Fund. They also compare the Fund’s performance to the performance of the S&P 500 Index during each period. You should be aware that the Fund’s past performance before and after taxes is not necessarily an indication of how the Fund will perform in the future. Also, performance figures do not reflect the effects of sales charges. If they did, returns would be lower.

10 PROSPECTUS FOR THE TIMOTHY PLAN FAMILY OF FUNDS	May 01, 2006 (As amended December 1, 2006)

	cusip number: ticker symbol:	Class A 887432607 TLVAX	Class C 887432805 TLVCX

TIMOTHY PLAN LARGE/MID-CAP VALUE FUND

Performance

Chart and Table (bar graph does not reflect the effect of sales charges.)

Year-by-year Annual Total Returns for Class A Shares

(for calendar years ending on December 31(1))

The Fund’s Year-to-Date Return through the Quarter Ended March 31, 2006 was 8.01%.

Best Quarter	Worst Quarter
Jun-03	Sep-02
17.72%	-18.73%

Average Annual Total Returns

(for periods ending on December 31, 2005(1))

	Class A (1)
	1 Year	3 Year	5 Year	10 Year	Since Inception
Return without sales load and before taxes	19.42%	18.46%	7.00%	N/A	6.82%
Return after taxes on distributions (2)	10.76%	15.53%	5.37%	N/A	5.52%
Return after taxes on distributions and sale of shares (2)	11.78%	14.20%	5.04%	N/A	5.11%
S&P 500 Index (3) (reflects no deduction for fees, expenses or taxes)	4.91%	14.39%	0.54%	N/A	-0.20%

(1)	Class A shares commenced investment operations on July 14, 1999. Returns do not reflect the effect of sales charges. If sales charges were included, the returns would be lower.
(2)	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns displayed are for class A shares only, and after-tax returns for other classes will vary.
(3)	The S&P 500 Index is a widely recognized, unmanaged index of common stock prices. The Index assumes reinvestment of all dividends and distributions and does not reflect any asset-based charges for investment management or other expenses.

PROSPECTUS FOR THE TIMOTHY PLAN FAMILY OF FUNDS	May 01, 2006 (As amended December 1, 2006) 11

	cusip number: ticker symbol:	Class A 887432656 TPFAX	Class C 887432649 TPFCX

THE TIMOTHY PLAN PATRIOT FUND

Investment objective

Long-term capital growth.

Primary investment strategies

The primary strategy of this Fund is to seek out and invest in companies whose products and services represent the core strengths of America’s economy and are critical to the long term economic well being of the country. Knowing full well that such a strategy is inherently broad and subject to varying interpretations, the Fund’s Advisor and Investment Manager have designated the following industries (“core industries”) as having the most continuing and critical impact on the overall well being of America:

Agriculture: This industry feeds not only America but a large portion of the rest of the world;

Defense: This industry equips our armed forces;

Energy: Energy companies fuel America, and support of their efforts to make America less dependent on foreign energy sources enhances America.

Financial Services: This industry enables the free flow of capital to build America’s economy.

Health Care: This industry supplies medical products and services that enhance and protect the physical and mental health of all Americans;

Manufacturing: This industry provides durable goods that benefit all Americans; and

Technology: This industry supplies computers, software, telecommunications and software, assisting this country to be among the most economically productive in the world;

The Fund will limit its investments to US domestic companies that are involved in one or more of the above-described core industries and their related industries (for example, the pharmaceutical industry would be considered a related industry of Health Care). Also, investment preference will be given to companies within a given core industry that supply products and/or services to the United States Government under a direct contractual relationship.

The Fund will also:

Always refrain from investing in Excluded Securities;

•	Normally invest at least 80% of the Fund’s total assets in the common stocks of U.S. domestic companies that operate within one or more target industries;

•	Normally invest in securities of companies without regard to market capitalizations;

•	Limit investments in any one target industry or groups of related industries to not more than 25% of the Fund’s total assets.

•	Normally invest its assets in the securities of companies within target industries which the Fund’s investment manager believes show a high probability for superior growth.

•	In determining whether to invest in a particular company, the Fund’s investment manager focuses on a number of different attributes of the company, including the company’s market expertise, balance sheet, improving return on equity, price to earnings ratios, industry position and strength, management and a number of other factors. Analyzing companies in this manner is known as a “bottoms up” approach to investing. Portfolio holdings will be sold when valuations change or when price appreciation targets are achieved.

The Fund’s investment objective and primary investment strategies are not fundamental and may be changed by the Board upon sixty (60) days notice to shareholders.

Primary risks

1.	General Risk- As with most other mutual funds, you can lose money by investing in this Fund. Share prices fluctuate from day to day, and when you sell your shares, they may be worth less than you paid for them.

2.	Stock Market Risk- The Fund is an equity fund, so it is subject to the risks inherent in the stock market in general. The stock market is cyclical, with prices generally rising and falling over periods of time. Some of these price cycles can be pronounced and last for a long time.

3.	Small-Cap Stock Risk- Although the Patriot Fund is not limited to a particular capitalization sector, Awad Asset Management, Inc. has historically focused on investments in small-cap companies. Smaller companies are particularly susceptible to price swings because, due to their size, they often do not have the resources available to them that are available to larger companies.

12 PROSPECTUS FOR THE TIMOTHY PLAN FAMILY OF FUNDS	May 01, 2006 (As amended December 1, 2006)

4.	Large/Mid Cap Risk- Larger, more established companies may be unable to respond quickly to new competitive challenges like changes in consumer tastes or innovative smaller competitors. Also, larger companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.

5.	Management Risk- The risk that poor securities selection will cause the fund Io under perform other funds with similar objectives.

6.	Excluded Security Risk- Because the Fund does not invest in Excluded Securities, the Fund may be riskier than other Funds that invest in a broader array of securities.

7.	Portfolio Turnover- The Fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies. As a result, the Fund may experience high portfolio turnover. Increased portfolio turnover may result in higher costs for brokerage commissions and other transaction costs and may also result in taxable capital gains.

8.	Focused Portfolio Risk- Because this Fund limits the scope of its investments to a relatively few industries, the Fund may be riskier and more susceptible to loss than a fund that invests in a more diversified manner.

PROSPECTUS FOR THE TIMOTHY PLAN FAMILY OF FUNDS	May 01, 2006 (As amended December 1, 2006) 13

	cusip number: ticker symbol:	Class A 887432656 TPFAX	Class C 887432649 TPFCX

THE TIMOTHY PLAN PATRIOT FUND

Who should buy this Fund

The Fund is appropriate for investors who understand the risks of investing in the stock market and who are willing to accept significant amounts of volatility and risk.

Past performance

The following bar chart and table help show the risks of investing in shares of the Fund by showing changes in the Fund’s yearly performance over the lifetime of the Fund. They also compare the Fund’s performance to the performance of the S&P 500 Index during each period. You should be aware that the Fund’s past performance before and after taxes is not necessarily an indication of how the Fund will perform in the future. Also, performance figures do not reflect the effects of sales charges. If they did, returns would be lower.

The Fund’s Year-to-Date Return through the Quarter Ended March 31, 2006 was 9.53%.

Best Quarter	Worst Quarter
Sep-05	Mar-05
3.17%	-6.27%

Average Annual Total Returns

(for periods ending on December 31, 2005(1))

	Class A (1)
	1 Year	3 Year	5 Year	10 Year	Since Inception
Return without sales load and before taxes	0.66%	N/A	N/A	N/A	3.57%
Return after taxes on distributions (2)	-4.59%	N/A	N/A	N/A	0.29%
Return after taxes on distributions and sale of shares (2)	-2.98%	N/A	N/A	N/A	0.24%
S&P 500 Index (3) (reflects no deduction for fees, expenses or taxes)	4.55%	N/A	N/A	N/A	13.04%

(1)	Class A shares commenced investment operations on May 01, 2004. Returns do not reflect the effect of sales charges. If sales charges were included, the returns would be lower.
(2)	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns displayed are for class A shares only, and after-tax returns for other classes will vary.
(3)	The S&P 500 Index is a widely recognized, unmanaged index of common stock prices. The Index assumes reinvestment of all dividends and distributions and does not reflect any asset-based charges for investment management or other expenses.

14 PROSPECTUS FOR THE TIMOTHY PLAN FAMILY OF FUNDS	May 01, 2006 (As amended December 1, 2006)

	cusip number: ticker symbol:	Class A 887432888 TFIAX	Class C 887432862 TFICX

TIMOTHY PLAN FIXED INCOME FUND

Investment objective

To generate a high level of current income consistent with prudent investment risk.

Primary investment strategies

•	To achieve its goal, the Fund normally invests in a diversified portfolio of debt securities. These include corporate bonds, U.S. government and agency securities, convertible securities and preferred securities. The investment manager will only purchase securities for the Fund that are investment grade, with a rating of at least “BBB” as rated by Standard & Poor’s or a comparable rating by another nationally recognized rating agency. The Fund may also invest in debt securities that have not been rated by one of the major rating agencies, so long as the Fund’s investment manager has determined that the security is of comparable credit quality to similar rated securities. The Fund has adopted a non-fundamental investment policy that under normal circumstances will invest at least 80% of its assets in fixed income securities. This policy may not be changed without at least 60 days prior written notice to Fund shareholders.

•	In managing its portfolio, the Fund’ s investment manager concentrates on sector analysis, industry allocation and securities selection, deciding which types of bonds and industries to emphasize at a given time, and then which individual bonds to buy. The Fund attempts to anticipate shifts in the business cycle in determining types of bonds and industry sectors to target. In choosing individual securities, the Fund seeks out securities that appear to be undervalued within the emphasized industry sector.

Primary risks

1.	General Risk- As with most other mutual funds, you can lose money by investing in this Fund. Share prices fluctuate from day to day, and when you sell your shares, they may be worth less than you paid for them.

2.	Interest Rate Risk- When interest rates rise, bond prices fall; the higher the Fund’s duration (a calculation reflecting time risk, taking into account both the average maturity of the Fund’s portfolio and its average coupon return), the more sensitive the Fund is to interest rate risk.

3.	Credit Risk- The Fund could lose money if any bonds it owns are downgraded in credit rating or go into default. For this reason, the Fund will only invest in investment-grade bonds. The degree of risk for a particular security may be reflected in its credit rating. Bonds rated at the time of purchase BBB by Standard & Poor’s or, unrated, but determined to be of comparable quality by the investment manager, are subject to greater market risk and credit risk, or loss of principal and interest, than higher-rated securities.

4.	Sector Risk- If certain industry sectors or types of securities don’t perform as well as the Fund expects, the Fund’s performance could suffer.

Who should buy this Fund

This Fund is appropriate for investors who want a high level of current income and are willing to accept a minor degree of volatility and risk.

Past performance

The following bar chart and table help show the risks of investing in shares of the Fund by showing changes in the Fund’s yearly performance over the lifetime of the Fund. They also compare the Fund’s performance to the performance of the Dow Jones Bond and the Salomon BIG Index during each period. You should be aware that the Fund’s past performance before and after taxes is not necessarily an indication of how the Fund will perform in the future. Also, performance figures do not reflect the effects of sales charges. If they did, returns would be lower.

PROSPECTUS FOR THE TIMOTHY PLAN FAMILY OF FUNDS	May 01, 2006 (As amended December 1, 2006) 15

	cusip number: ticker symbol:	Class A 887432888 TFIAX	Class C 887432862 TFICX

TIMOTHY PLAN FIXED INCOME FUND

Performance

Chart and Table (bar graph does not reflect the effect of sales charges.)

Year-by-year Annual Total Returns for Class A Shares

(for calendar years ending on December 31(1))

The Fund’s Year-to-Date Return through the Quarter Ended March 31, 2006 was -0.65%.

Best Quarter	Worst Quarter
Sep-02	Mar-00
5.98%	-1.25%

Average Annual Total Returns

(for periods ending on December 31, 2005(1))

	Class A (1)
	1 Year	3 Year	5 Year	10 Year	Since Inception
Return without sales load and before taxes	1.11%	3.40%	5.34%	N/A	4.38%
Return after taxes on distributions (2)	-4.37%	0.86%	3.09%	N/A	2.24%
Return after taxes on distributions and sale of shares (2)	-2.03%	1.17%	3.06%	N/A	2.31%
Salomon Brother BIG Index (3) (indices reflect no deduction for fees, expenses or taxes)	2.57%	3.74%	5.93%	N/A	6.54%

(4)	Class A shares commenced investment operations on July 14, 1999. Returns do not reflect the effect of sales charges. If sales charges were included, the returns would be lower.
(5)	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns displayed are for class A shares only, and after-tax returns for other classes will vary.
(6)	The Salomon Brothers BIG Index is a widely recognized index comprised of corporate, mortgage-backed, and asset-based bonds. The index assumes reinvestment of all dividends and distributions and does not reflect any asset-based charges for investment management or other expenses.

16 PROSPECTUS FOR THE TIMOTHY PLAN FAMILY OF FUNDS	May 01, 2006 (As amended December 1, 2006)

	cusip number: ticker symbol:	No-Load 887432821 TPMXX

TIMOTHY PLAN MONEY MARKET FUND

Investment objective

The Fund seeks a high level of current income consistent with the preservation of capital. The Fund also attempts to maintain a stable net asset value of $1.00.

Primary investment strategies

•	The Fund invests primarily in short-term debt instruments, such as obligations of the U.S. government and its agencies, certificates of deposit, bankers acceptances, commercial paper, and short-term corporate notes. The Fund may also invest in repurchase agreements. Under normal circumstances, the Fund will not invest in any security with a maturity in excess of 397 days.

•	The Fund will only purchase securities that have a rating of at least “AA” by Standard & Poor’s or a comparable rating by another nationally recognized rating agency. The Fund may also invest in debt securities that have not been rated by one of the major rating agencies, so long as the Fund’s investment manager has determined that the security is of comparable credit quality to similar rated securities

Primary risks

1.	Money Market Risk- An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

2.	Interest Rate Risk- When interest rates rise, bond prices fall; the higher the Fund’s duration (a calculation reflecting time risk, taking into account both the average maturity of the Fund’s portfolio and its average coupon return), the more sensitive the Fund is to interest rate risk.

3.	Credit Risk- The Fund could lose money if its holdings are downgraded in credit rating or go into default. Accordingly, the Fund will only invest in investment-grade bonds.

Who should buy this Fund

The Fund is appropriate for investors who are seeking a high level of current income and preservation of capital.

Past performance

The following bar chart and table help show the risks of investing in shares of the Fund by showing changes in the Fund’s yearly performance over the lifetime of the Fund. Of course, the Fund’s past performance is not necessarily an indication of its future performance.

PROSPECTUS FOR THE TIMOTHY PLAN FAMILY OF FUNDS	May 01, 2006 (As amended December 1, 2006) 17

	cusip number: ticker symbol:	No-Load 887432821 TPMXX

TIMOTHY PLAN MONEY MARKET FUND

Performance

Chart and Table (bar graph does not reflect the effect of sales charges)

Year-by-year Annual Total Returns for No-load Shares

(for calendar years ending on December 31(1))

The Fund’s Year-to-Date Return through the Quarter Ended March 31, 2006 was 0.87%.

Average Annual Total Returns

(for periods ending on December 31, 2005 (1))

	1 Year	3 Year	5 Year	10 Year	Since Inception
Return without sales load and before taxes	2.48%	1.34%	1.63%	N/A	2.35%
Return with sales load	N/A	N/A	N/A	N/A	N/A
Return after taxes on distributions (2)	1.60%	0.91%	1.05%	N/A	1.47%
Return after taxes on distributions and sale of shares (2)	1.60%	0.91%	1.05%	N/A	1.47%

(1)	Money Market Fund commenced investment operations on July 12, 1999.
(2)	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

To obtain the Fund’s current 7-day yield, call the Fund toll-free at 1-800-662-0201.

An investment in the Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

18 PROSPECTUS FOR THE TIMOTHY PLAN FAMILY OF FUNDS	May 01, 2006 (As amended December 1, 2006)

FEES AND EXPENSES

The tables that follow describe the fees and expenses you may pay if you buy and hold Class A or Class C shares of the Timothy Plan Small-Cap Value Fund (“Small”), Timothy Plan Large/Mid-Cap Value Fund (“Mid”), Timothy Plan Aggressive Growth Fund (“Aggr”), Timothy Plan Large/Mid-Cap Growth Fund (“Large”), The Timothy Plan Patriot Fund (“Patriot”), and Timothy Plan Fixed-Income Fund (“Fixed”). The Timothy Plan Money Market Fund (“MM”) offers only No-Load shares.

Shareholder Transaction Expenses (fees paid directly from your investment)	Class A						Class C						No-Load MM
	Small	Mid	Aggr	Large	Patriot	Fixed	Small	Mid	Aggr	Large	Patriot	Fixed
Maximum sales charge (load) on purchases (as percentage of offering price)	5.25%	5.25%	5.25%	5.25%	5.25%	4.25%	None	None	None	None	None	None	None
Maximum deferred sales charges (load) (as a percentage of the lesser of original purchase price or redemption proceeds)	None	None	None	None	None	None	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%	None
Redemption Fees (1)	None	None	None	None	None	None	None	None	None	None	None	None	None
Exchange Fees	None	None	None	None	None	None	None	None	None	None	None	None	None

*	Other Expenses are estimated in good faith for the Fund’s first year of operations.

Annual Fund Operating Expenses (expenses that are deducted from fund assets)	Class A						Class C						No-Load MM
	Small	Mid	Aggr	Large	Patriot	Fixed	Small	Mid	Aggr	Large	Patriot	Fixed
Management fees	0.85%	0.85%	0.85%	0.85%	0.85%	0.60%	0.85%	0.85%	0.85%	0.85%	0.85%	0.60%	0.60%
Service & distribution (12b-1) fees	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%	0.00%
Other expenses (2)	0.46%	0.45%	0.49%	0.50%	0.72%	0.46%	0.46%	0.45%	0.49%	0.50%	0.72%	0.47%	0.53%
Total fund operating expenses (before reimbursement by TPL)	1.56%	1.55%	1.59%	1.60%	1.82%	1.31%	2.31%	2.30%	2.34%	2.35%	2.57%	2.07%	1.13%
Reimbursement/(Recoupment)	0.00%	0.00%	0.01%	0.00%	-0.22%	0.04%	0.00%	0.00%	0.01%	0.00%	-0.22%	0.03%	-0.47%
Total annual fund operating expenses (after reimbursement/(recoupment) by TPL)	1.56%	1.55%	1.60%	1.60%	1.60%	1.35%	2.31%	2.30%	2.35%	2.35%	2.35%	2.10%	0.66%

(1)	US Bank, the Funds’ Custodian, charges a fee on redemptions paid by wire transfer, which currently is $9.
(2)	The Funds’ Adviser, TPL, has contractually agreed to waive fees and/or reimburse fund expenses for the Aggressive Growth Fund through April 30, 2007 to maintain total annual operating expenses at 1.60% of the Fund’s Class A shares’ average daily net assets, and at 2.35% of the Fund’s Class C shares’ average daily net assets. These Fund classes have agreed to repay these expenses in the first, second and third fiscal years following the year ending December 31, 2006, to the extent the total expenses of the applicable Fund class for any such year or years does not exceed the applicable average daily net asset percentage set forth above or any lower expense limitation or limitations to which the Fund’s Adviser may otherwise agree. The Fund’s Adviser has contractually agreed to waive fees and/or reimburse fund expenses for the Money Market Fund through April 30, 2007 to maintain total annual operating expenses at no more than 0.85% of the Fund’s average daily net assets. The Money Market Fund has agreed to repay these expenses in the first, second and third fiscal years following the year ending December 31, 2007, to the extent the total expenses of the Fund for any such year or years do not exceed 0.85% of the Fund’s average daily net assets or any lower expense limitation or limitations to which the Fund’s adviser may otherwise agree. TPL has contractually agreed to waive fees and/or reimburse fund expenses for the Patriot Fund through April 30, 2008 to maintain total annual operating expenses at 1.60% for Class A shares and 2.35% for Class C shares. The Fund has agreed to repay these expenses in the first, second and third fiscal years following the year ending December 31, 2007.

PROSPECTUS FOR THE TIMOTHY PLAN FAMILY OF FUNDS	May 01, 2006 (As amended December 1, 2006) 19

Example:

The following examples are intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. For each share class offered, the Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and annual Fund operating expenses remain the same for each share class. Although your actual costs may be higher or lower, based on these assumptions your costs would be: Costs in table below should be based on revised table above.

	Class A						No-Load MM
	Small	Mid	Aggr	Large	Patriot	Fixed
One year	$675	$674	$679	$679	$679	$557	$87
Three years	$992	$989	$1,003	$1,003	$1,047	$834	$331
Five years	$1,330	$1,325	$1,348	$1,350	$1,439	$1,124	$595
Ten years	$2,284	$2,274	$2,318	$2,325	$2,533	$1,947	$1,350

The $9 fee that you would have to pay if you redeemed your shares by wire transfer is not included in these figures. A maximum sales charge of 5.25% is included in the expense calculations of all except the Fixed Income Fund which has a sales charge included at 4.25%, and the Money Market Fund, which is no load.

	Class C (with Redemption)
	Small	Mid	Aggr	Large	Patriot	Fixed
One year	$334	$333	$338	$338	$338	$313
Three years	$721	$718	$733	$733	$779	$658
Five years	$1,235	$1,230	$1,253	$1,255	$1,346	$1,120
Ten years	$2,646	$2,636	$2,678	$2,686	$2,889	$2,400

	Class C (without Redemption)
	Small	Mid	Aggr	Large	Patriot	Fixed
One year	$234	$233	$238	$238	$238	$213
Three years	$721	$718	$733	$733	$779	$658
Five years	$1,235	$1,230	$1,253	$1,255	$1,346	$1,120
Ten years	$2,646	$2,636	$2,678	$2,686	$2,889	$2,400

The $9 fee that you would have to pay if you redeemed your shares by wire transfer is not included in these figures. The maximum contingent deferred sales charge for each period is included in the figures showing redemption expenses.

THE BASICS ABOUT THE ASSET ALLOCATION FUNDS

In addition to the Traditional Funds described above, the Timothy Plan offers two Asset Allocation Funds: the Timothy Plan Conservative Growth Fund and the Timothy Plan Strategic Growth Fund. Each Asset Allocation Fund attempts to achieve its investment objective by investing the majority of its assets in certain Traditional Funds. The Asset Allocation Funds offer you the opportunity to pursue one of two specially constructed asset allocation strategies. The Asset Allocation Funds are designed for long-term investors seeking total return for tax-advantaged retirement plans and other long-term investment or savings accounts.

20 PROSPECTUS FOR THE TIMOTHY PLAN FAMILY OF FUNDS	May 01, 2006 (As amended December 1, 2006)

	cusip number: ticker symbol:	Class A 887432763 TSGAX	Class C 887432672 TSGCX

TIMOTHY PLAN STRATEGIC GROWTH FUND

Investment objective

Medium to high levels of long-term capital growth. Current income is a consideration only to the extent that the Traditional Funds in which the Strategic Growth Fund invests seek current income.

Primary investment strategies

The Strategic Growth Fund normally will invest at least 75% of its assets in the following Traditional Funds according to the following approximate range of percentages:

Timothy Fund	% of Fund’s Net Assets Invested in Traditional Fund
Small Cap Value Fund	15-20%
Large/Mid Cap Value Fund	20-25%
Large/Mid Cap Growth Fund	30-35%
Aggressive Growth Fund	15-20%

The Strategic Growth Fund normally will invest its remaining cash, if any, in U.S. government securities and short-term paper.

The Adviser will determine the specific asset allocation program. On each day that the Strategic Growth Fund is open for business, the Adviser will review the asset allocation program and reallocate, as necessary, for any new funds invested in the Fund. TPL also will reallocate the Strategic Growth Fund’s investments in the Traditional Funds at the end of each fiscal quarter to maintain the asset allocation program.

Primary risks

1.	General Risk- As with most other mutual funds, you can lose money by investing in the Fund. Share prices fluctuate from day to day, and when you sell your shares, they may be worth less than you paid for them.

2.	Portfolio Risk- The Fund is subject to all of the risks that are inherent in the Traditional Funds in which the Fund invests.

Who should buy this Fund

The Strategic Growth Fund is appropriate for investors who understand the risks of investing in moderately- to aggressively-oriented equity funds and who wish to allocate their investments among multiple funds with a single investment.

Past performance

The following bar chart and table help show the risks of investing in shares of the Fund by showing changes in the Fund’s yearly performance over the lifetime of the Fund. They also compare the Fund’s performance to the performance of the S&P 500 Index during each period. You should be aware that the Fund’s past performance before and after taxes is not necessarily an indication of how the Fund will perform in the future. Also, performance figures do not reflect the effects of sales charges. If they did, returns would be lower.

PROSPECTUS FOR THE TIMOTHY PLAN FAMILY OF FUNDS	May 01, 2006 (As amended December 1, 2006) 21

	cusip number: ticker symbol:	Class A 887432763 TSGAX	Class C 887432672 TSGCX

TIMOTHY PLAN STRATEGIC GROWTH FUND

Performance

Chart and Table (bar graph does not reflect the effect of sales charges.)

Year-by-year Annual Total Returns for Class A Shares

(for calendar years ending on December 31(1))

The Fund’s Year-to-Date Return through the Quarter Ended March 31, 2006 was 7.73%.

Best Quarter	Worst Quarter
Dec-01	Sep-02
16.19%	-17.65%

Average Annual Total Returns

(for periods ending on December 31, 2005(1))

	Class A (1)
	1 Year	3 Year	5 Year	10 Year	Since Inception
Return without sales load and before taxes	6.25%	13.70%	-0.61%	N/A	-1.34%
Return after taxes on distributions (2)	0.66%	11.60%	-1.72%	N/A	-2.39%
Return after taxes on distributions and sale of shares (2)	0.43%	10.07%	-1.42%	N/A	-1.98%
S&P 500 Index (3) (reflects no deduction for fees, expenses or taxes)	4.91%	14.39%	0.54%	N/A	-1.04%

(1)	Class A shares commenced investment operations on October 5, 2000. Returns do not reflect the effect of sales charges. If sales charges were included, the returns would be lower.
(2)	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns displayed are for class A shares only, and after-tax returns for other classes will vary.
(3)	The S&P 500 Index is a widely recognized, unmanaged index of common stock prices. The Index assumes reinvestment of all dividends and distributions and does not reflect any asset-based charges for investment management or other expenses.

22 PROSPECTUS FOR THE TIMOTHY PLAN FAMILY OF FUNDS	May 01, 2006 (As amended December 1, 2006)

	cusip number: ticker symbol:	Class A 887432730 TCGAX	Class C 887432664 TCVCX

TIMOTHY PLAN CONSERVATIVE GROWTH FUND

Investment objective

Moderate levels of long-term capital growth. Current income is a secondary objective.

Primary investment strategies

The Conservative Growth Fund normally will invest at least 75% of its assets in the following Traditional Funds according to the following approximated range of percentages:

Timothy Fund	% of Fund’s Net Assets Invested in Traditional Fund
Small Cap Value Fund	15-20%
Large/Mid Cap Value Fund	25-30%
Large/Mid Cap Growth Fund	15-20%
Fixed Income Fund	25-30%

The Conservative Growth Fund normally will invest its remaining cash, if any, in U.S. government securities and short-term paper.

TPL will determine the specific asset allocation program. On each day that the Conservative Growth Fund is open for business, TPL will review the asset allocation program and reallocate, as necessary, for any new funds invested in the Fund. The Adviser also will reallocate the Conservative Growth Fund’s investments in the Traditional Funds at the end of each fiscal quarter to maintain the asset allocation program.

Primary risks

1.	General Risk- As with most other mutual funds, you can lose money by investing in the Fund. Share prices fluctuate from day to day, and when you sell your shares, they may be worth less than you paid for them.

2.	Portfolio Risk- The Fund is subject to all of the risks that are inherent in the Traditional Funds in which the Fund invests.

3.	Interest Rate Risk- To the extent that the Fund invests in the Fixed-Income Fund and other fixed income securities, the Fund will be exposed to interest rate risk. When interest rates rise, bond prices fall; the higher the Fund’s duration (a calculation reflecting time risk, taking into account both the average maturity of the Fund’s portfolio and its average coupon return), the more sensitive the Fund is to interest rate risk.

4.	Credit Risk- To the extent that the Fund invests in the Fixed-Income Fund and other fixed income securities, the Fund will be exposed to credit risk. The Fund could lose money if any bonds it owns are downgraded in credit rating or go into default. For this reason, the Fixed-Income Fund will only invest in investment grade bonds.

Who should buy this Fund

The Fund is appropriate for investors who understand the risks of investing in moderately risk oriented equity funds, but who also wish to realize current income and allocate their investments among multiple funds with a single investment.

Past performance

The following bar chart and table help show the risks of investing in shares of the Fund by showing changes in the Fund’s yearly performance over the lifetime of the Fund. They also compare the Fund’s performance to the performance of the S&P 500 Index during each period. You should be aware that the Fund’s past performance before and after taxes is not necessarily an indication of how the Fund will perform in the future. Also, performance figures do not reflect the effects of sales charges. If they did, returns would be lower.

PROSPECTUS FOR THE TIMOTHY PLAN FAMILY OF FUNDS	May 01, 2006 (As amended December 1, 2006) 23

	cusip number: ticker symbol:	Class A 887432730 TCGAX	Class C 887432664 TCVCX

TIMOTHY PLAN CONSERVATIVE GROWTH FUND

Performance

Chart and Table (bar graph does not reflect the effect of sales charges.)

Year-by-year Annual Total Returns for Class A Shares

(for calendar years ending on December 31(1))

The Fund’s Year-to-Date Return through the Quarter Ended March 31, 2006 was 4.80%.

Best Quarter	Worst Quarter
Jun-03	Sep-02
12.18%	-11.10%

Average Annual Total Returns

(for periods ending on December 31, 2005 (1))

	Class A (1)
	1 Year	3 Year	5 Year	10 Year	Since Inception
Return without sales load and before taxes	5.56%	10.53%	2.14%	N/A	1.99%
Return after taxes on distributions (2)	0.00%	8.46%	0.98%	N/A	0.88%
Return after taxes on distributions and sale of shares (2)	0.00%	7.36%	0.89%	N/A	0.80%
S&P 500 Index (3) (reflects no deduction for fees, expenses or taxes)	4.91%	14.39%	0.54%	N/A	-1.04%

(1)	Class A shares commenced investment operations on October 5, 2000. Returns do not reflect the effect of sales charges. If sales charges were included, the returns would be lower.
(2)	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns displayed are for class A shares only, and after-tax returns for other classes will vary.
(3)	The S&P 500 Index is a widely recognized, unmanaged index of common stock prices. The Index assumes reinvestment of all dividends and distributions and does not reflect any asset-based charges for investment management or other expenses.

24 PROSPECTUS FOR THE TIMOTHY PLAN FAMILY OF FUNDS	May 01, 2006 (As amended December 1, 2006)

FEES AND EXPENSES

The tables that follow describe the fees and expenses you may pay if you buy and hold shares of the Asset Allocation Funds.

Shareholder Transaction Expenses (fees paid directly from your investment)	Class A		Class C
	Strat	Cons	Strat	Cons
Maximum sales charge (load) on purchases (as percentage of offering price)	5.25%	5.25%	None	None
Maximum deferred sales charges (load) (as a percentage of the lesser of original purchase price or redemption proceeds)	None	None	1.00%	1.00%
Redemption Fees (1)	None	None	None	None
Exchange Fees	None	None	None	None

Annual Fund Operating Expenses* (expenses that are deducted from fund assets)	Class A		Class C
	Strat	Cons	Strat	Cons
Management fees (2)	1.46%	1.39%	1.46%	1.39%
Service & distribution (12b-1) fees	0.00%	0.00%	0.75%	0.75%
Other expenses (3)	1.20%	1.19%	1.20%	1.19%
Total fund operating expenses (before reimbursement by TPL)	2.66%	2.58%	3.41%	3.33%
Reimbursement/(Recoupment)	0.04%	0.03%	0.04%	0.03%
Total annual fund operating expenses (after reimbursement/(recoupment) by TPL)	2.70%	2.61%	3.45%	3.36%

*	Figures noted in the table reflect changes in management fee structure as approved by the Funds’ shareholders’ at a shareholder meeting held on December 5, 2003.
(1)	US Bank, the Funds’ Custodian, charges a fee on redemptions paid by wire transfer, which is currently $9.
(2)	Management Fees include an annual fee of 0.65% of the average daily net assets of each Fund which is paid to the Funds’ Adviser, Timothy Partners. Ltd., which is in addition to the aggregate management fees paid by the underlying Funds in which each Asset Allocation Fund invests.
(3)	Other Expenses include administration fees, transfer agency fees and all other ordinary operating expenses of the Asset Allocation Funds not listed above.

Example:

The following examples are intended to help you compare the cost of investing in the Asset Allocation Funds with the cost of investing in other mutual funds. The following tables set forth the estimated aggregate expenses of the Asset Allocation Funds, including expenses of the underlying Traditional Funds in which they invest, based upon the expense tables for the Asset Allocation Funds set out above. These estimates assume a constant allocation by each Asset Allocation Fund of its assets in the Traditional Funds as described in the “Basics About the Asset Allocation Funds” section. Actual expenses of the Asset Allocation Funds may be higher or lower than this example. For each share class offered, the Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and annual Fund operating expenses remain the same for each share class as set forth above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:*

	Class A
	Strategic	Conservative
One year	$784	$775
Three years	$1,319	$1,294
Five years	$1,872	$1,831
Ten years	$3,370	$3,293

	Class C (with Redemption)		Class C (without Redemption)
	Strategic	Conservative	Strategic	Conservative
One year	$448	$439	$348	$339
Three years	$1,059	$1,033	$1,059	$1,033
Five years	$1,785	$1,744	$1,785	$1,744
Ten years	$3,702	$3,628	$3,702	$3,628

*	The $9 fee that you would have to pay if you redeemed your shares by wire transfer is not included in these figures. A maximum sales charge of 5.25% for the Class A Shares of each Asset Allocation Fund is included in the expense calculations. The expenses shown above reflect estimated Total Annual Operating Expenses for the underlying Traditional Funds. See the footnotes to the “Annual Fund Operating Expenses” table for the Traditional Funds.

PROSPECTUS FOR THE TIMOTHY PLAN FAMILY OF FUNDS	May 01, 2006 (As amended December 1, 2006) 25

ADDITIONAL INFORMATION

Each Traditional and Asset Allocation Fund may, for temporary defensive purposes, invest up to 100% of its assets in money market instruments, including repurchase agreements. When a Fund takes a temporary defensive position, it will not be investing according to its investment objective, and at such times, the performance of the Fund will be different than if it had invested strictly according to its objectives. A discussion of the Trust’s policies for disclosing Fund portfolio holdings may be found in the statement of additional information (“SAI”) relating to the Funds, dated May 01, 2006.

In order to achieve its investment objective, each Asset Allocation Fund typically allocates its assets, within predetermined percentage ranges, among certain of the Traditional Funds. Even so, the Asset Allocation Funds may temporarily exceed one or more of the applicable percentage limits for short periods. The percentages reflect the extent to which each Asset Allocation Fund will normally invest in the particular market segment represented by each underlying Traditional Fund, and the varying degrees of potential investment risk and reward represented by each Asset Allocation Fund’s investments in those market segments and their corresponding Traditional Funds. The Funds’ adviser may alter these percentage ranges when it deems appropriate. The assets of each Asset Allocation Fund will be allocated among the Traditional Funds in accordance with its investment objective, the Funds’ adviser’s outlook for the economy and the financial markets, and the relative market valuations of the Traditional Funds.

At the time an Asset Allocation Fund invests in any commercial paper or repurchase agreements, the issuer must have outstanding debt rated “A” or higher by Moody’s or S&P; the issuer’s parent corporation, if any, must have outstanding commercial paper rated Prime-1 by Moody’s or A-1 by S&P; or, if no such ratings are available, the investment must be of comparable quality in the opinion of the Funds’ adviser.

INTEREST RATE RISK

To the extent that a Traditional Fund invests in fixed income securities, the Traditional Fund will be exposed to interest rate risk. When interest rates rise, bond prices fall; the higher the Traditional Fund’s duration (a calculation reflecting time risk, taking into account both the average maturity of the Traditional Fund’s portfolio and its average coupon return), the more sensitive the Traditional Fund is to interest rate risk.

CREDIT RISK

To the extent that a Traditional Fund invests in fixed income securities, the Traditional Fund will be exposed to credit risk. A Traditional Fund could lose money if any bonds it owns are downgraded in credit rating or go into default. For this reason, the Traditional Funds will only invest in investment grade bonds.

ADDITIONAL EXPENSE AND TAX IMPLICATIONS

Investing in the Asset Allocation Funds involve certain additional expenses and tax results that would not be present in a direct investment in the Traditional Funds. See “Dividends and Distributions” and “Federal Taxes” in this Prospectus.

INVESTING IN THE FUNDS

DETERMINING SHARE PRICES

Shares of each Class of each Fund are offered at the public offering price for each Class. The public offering price is each class’s next calculated net asset value (“NAV”), plus the applicable sales charge, if any. NAV per share of each Class is calculated by adding the value of Fund investments, cash and other assets, subtracting liabilities of the Class, and then dividing the result by the number of shares of the Class outstanding. Each Fund generally determines the total value of each Class of its shares by using market prices for the securities comprising its portfolio. Securities for which quotations are not available and any other assets are valued at fair market value as determined in good faith by each Fund’s investment manager, in conformity with guidelines adopted by and subject to the review and supervision of the Board of Trustees. Each Fund’s per share NAV of each Class and public offering price is computed on all days on which the New York Stock Exchange (“NYSE”) is open for business, at the close of regular trading hours on the NYSE, currently 4:00 p.m. Eastern time. In the event that the NYSE closes early, the NAV will be determined as of the time of closing.

The Timothy Plan Money Market Fund will use the amortized cost method to compute its NAV. This means that securities purchased by the Fund are not marked to market. Instead, any premium paid or discount realized will be amortized or accrued over the life of the security and credited/debited daily against the total assets of the Fund. This also means that, under most circumstances, the Money Market Fund will not sell securities prior to maturity date except to satisfy redemption requests.

26 PROSPECTUS FOR THE TIMOTHY PLAN FAMILY OF FUNDS	May 01, 2006 (As amended December 1, 2006)

FAIR VALUE PRICING

The Board of Trustees has delegated to the Advisor and/or Sub-Advisors responsibility for determining the value of Fund portfolio securities under certain circumstances. Under such circumstances, the Advisor or Sub-Advisor will use its best efforts to arrive at the fair value of a security held by the Fund under all reasonably ascertainable facts and circumstances. The Advisor must prepare a report for the Board not less than quarterly containing a complete listing of any securities for which fair value pricing was employed and detailing the specific reasons for such fair value pricing. The Trust has adopted written policies and procedures to guide the Advisor and Sub-Advisors with respect to the circumstances under which, and the methods to be used, in fair valuing securities.

The Funds generally invest the vast majority of their assets in frequently traded exchange listed securities of domestic issuers with relatively liquid markets and calculate their NAV as of the time those exchanges close. The Funds typically do not invest in securities on foreign exchanges or in illiquid or restricted securities. Accordingly, there may be very limited circumstances under which any Fund would hold securities that would need to be fair value priced. Examples of when it would be likely that a Fund security would require fair value pricing include but are not limited to: if the exchange on which a portfolio security traded were to close early; if trading in a particular security were to be halted on an exchange and did not resume trading prior to calculation of NAV; if a significant event that materially affected the value of a security were to occur after the securities’ exchange had closed but before the Fund’s NAV had been calculated; and if a security that had a significant exposure to foreign operations was subject to a material event or occurrence in a foreign jurisdiction in which the company had significant operations, or in the event that the Fixed Income Fund were to invest in certain types of bonds that had limited marketability, such as “Church bonds”.

When a security is fair value priced, it means that the Advisor or Sub-Advisor is calculating the value of that security on a day and under circumstances where reliable pricing information from normal sources is not available or is otherwise limited. Accordingly, there is always the possibility that the Advisor’s or Sub-Advisor’s calculations concerning security value could be wrong, and as a result, the Fund’s NAV on that day could be higher or lower, depending on how the security was valued, than would otherwise be the case.

CHOOSING THE CLASS OF SHARES THAT IS BEST FOR YOU

Except for the Money Market Fund, which offers only No-Load Shares, each Fund offers you a choice of two different classes in which to invest. The main differences between each Class are sales charges and ongoing fees. Each Share Class in any Fund represents interests in the same portfolio of investments in that Fund. When deciding which Class of shares to purchase, you should consider your investment goals, present and future amounts you may invest in the Fund(s), and the length of time you intend to hold your shares. You should consider, given the length of time you may hold your shares, whether the ongoing expenses of Class C shares will be greater than the front-end sales charge of Class A shares, and to what extent such differences may be offset by the lower ongoing expense ratio on Class A shares.

CLASS A SHARES

Class A shares are offered at their public offering price, which is net asset value per Class A share plus the applicable sales charge. The sales charge varies, depending on which Fund you choose and how much you invest. There are no sales charges on reinvested distributions. For all Funds except the Fixed-Income Fund and the Money Market Fund, the following sales charges(1) apply:

Amount Invested	As a % of Offering Price	As a % of Amount Invested	Dealer Concession as a Percentage of Offering Price
up to $50,000	5.25%	5.54%	5.00%
$50,000 to 100,000	4.25%	4.44%	4.00%
$100,000 to 250,000	3.25%	3.34%	3.00%
$250,000 to 500,000	2.00%	2.04%	1.75%
$500,000 to 1,000,000	1.00%	1.01%	0.75%
$1,000,000 and up	0.00%	0.00%	0.00%

The following sales charges(1) apply to the Fixed-Income Fund:

Amount Invested	As a % of Offering Price	As a % of Amount Invested	Dealer Concession as a Percentage of Offering Price
up to $50,000	4.25%	4.44%	4.00%
$50,000 to $100,000	3.50%	3.63%	3.25%
$100,000 to $250,000	2.50%	2.56%	2.25%
$250,000 to $500,000	1.50%	1.52%	1.25%
$500,000 to 1,000,000	0.75%	0.76%	0.50%
$1,000,000	0.00%	0.00%	0.00%

(1)	There are no sales charges on exchanges of A class shares of a Timothy Plan Fund for Class A shares of any other Timothy Plan Fund. There are no sales charges for the Money Market Fund.

PROSPECTUS FOR THE TIMOTHY PLAN FAMILY OF FUNDS	May 01, 2006 (As amended December 1, 2006) 27

The Trust’s distributor will pay the appropriate dealer concession to those selected dealers who have entered into an agreement with the distributor to sell shares of the Funds. The dealer’s concession may be changed from time to time. The distributor may from time to time offer incentive compensation to dealers who sell shares of the Funds subject to sales charges, allowing such dealers to retain an additional portion of the sales load. A dealer who receives 90% or more of the sales load may be deemed to be an “underwriter” under the Securities Act of 1933, as amended.

Exemptions from sales charges

Class A shareholders who purchased their shares on or before September 22, 1997 are not subject to sales charges on future purchases of Class A shares of any Timothy Fund, including exchanges. Also, the Trust will waive sales charges on purchases of Class A Shares of any Timothy Fund by:

1.	fee-based registered investment advisers for their clients,

2.	broker/dealers with wrap fee accounts,

3.	registered investment advisers, and registered representatives and employees of broker/dealers that are members of the Master Selling Group for their own accounts, or family members of their household,

4.	trustees, directors, officers, agents, employees, and employee-related accounts of the Trust or any entity which provides services to the Timothy Plan pursuant to a written agreement for such services approved by the Board of Trustees of the Timothy Plan.

28 PROSPECTUS FOR THE TIMOTHY PLAN FAMILY OF FUNDS	May 01, 2006 (As amended December 1, 2006)

The Trust may also, in its sole discretion, waive sales charges on purchases of Class A Shares:

1.	by churches for their own accounts,

2.	by religious-based charitable organizations and foundations for themselves,

3.	by for an organization’s retirement plan that places either (i) 200 or more participants or (ii) $300,000 or more of combined participant initial assets into the Funds. The Trust, in its sole discretion, may lower these minimums,

4.	by subscribers of Timothy Plan Funds that are making direct exchanges from load shares of other U.S. registered mutual funds, or have liquidated funds’ shares within 90 days of the purchase of Timothy Plan funds, and/or

5.	under circumstances in which the waiving of such charges are deemed by the Trust to be in the best interests of the Trust and its shareholders.

For purchasers that qualify for sales load waivers, Class A shares will be purchased at net asset value.

Reduced sales charges

You may qualify for a reduced sales charge by aggregating the higher of the original purchase or the most recent net asset values of all the load shares you and your related accounts previously purchased and currently hold in any Fund with the dollar amount of shares to be purchased. For example, if you and your related accounts already owned Class A or Class C shares in one or more of the Funds with aggregate purchases or current value of $950,000 at the close of business on the day your order to purchase is received, and you decided to purchase an additional $60,000 of Class A shares of any load Fund, there would be no sales charge on that purchase because with the additional purchase, you will have accumulated more than $1,000,000 in all load Funds of the Trust. Related accounts include and are limited to accounts established by or for you, your parents, in-laws, spouse, children, or grandchildren, including trust, beneficiary and grantor accounts. Related accounts also include participants in their individual employer-sponsored retirement programs. It may be necessary to notify the Fund of related accounts providing the account numbers of the related accounts, or the name of the retirement plan if applicable, to be certain you receive the appropriate break point discount.

Reinstatements

Reinstatement (the repurchase of Fund shares after having liquidated them earlier) within ninety days of the liquidation of Fund shares are at NAV up to the dollar amount liquidated. Reinstatement purchases are available for any Fund repurchased, except the Money Market Fund which is no-load, regardless of which Fund was liquidated.

Letter of intent

You can immediately qualify for a reduced or eliminated sales charge by signing a non-binding letter of intent stating your intention to buy an amount of shares in the Fund(s) during the next thirteen (13) months sufficient to qualify for the reduction or elimination. Your letter will not apply to purchases made more than 90 days prior to the letter. During the term of your letter of intent, the transfer agent will hold in escrow shares representing the highest applicable sales load for the Fund(s) in which you have purchased shares, each time you make a purchase. Any shares you redeem during that period will count against your commitment. If, by the end of your commitment term, you have purchased all the shares you committed to purchase, the escrowed shares will be released to you. If you have not purchased the full amount of your commitment, your escrowed shares will be redeemed in an amount equal to the sales charge that would apply if you had purchased the actual amount in your account(s) all at once. Any escrowed shares not needed to satisfy that charge would be released to you.

CLASS C SHARES

Class C Shares are sold at net asset value without an initial sales charge. This means that 100% of your initial investment is placed into shares of the Fund of your choice. However, Class C shares of the Traditional Funds pay an annual 12b-1 shareholder servicing fee of 0.25% of average daily net assets and an additional distribution fee of 0.75% per annum of average daily net assets. Class C shares of the Asset Allocation Funds pay an annual 12b-1 distribution fee of 0.75% of average daily net assets. Class C shares of the Asset Allocation Funds also indirectly incur an additional shareholder servicing fee of 0.25% per annum of average daily net assets resulting from the underlying Traditional Funds in which the Asset Allocation Funds invest.

In order to recover commissions paid to dealers on investments in Class C Shares, you will be charged a contingent deferred sales charge (“CDSC”) of 1.00% of the value of your redemption if you redeem your shares within thirteen months from the date of purchase. No CDSC is charged on reinvested dividends or capital gains, amounts purchased more than thirteen months prior to the redemption, increases in the value of the shares owned, on any redemption in an amount of ten percent (10%) or less of the initial purchase, or upon the event of the death of the shareholder (unless the account is held in joint name and the survivor liquidates the shares).

DISTRIBUTION FEES

The Trust has adopted distribution and shareholder servicing plans, pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), for each Class of Shares, of each Fund (the “Distribution Plans”). The Distribution Plans provide for fees to be deducted from the average net assets of the Funds in order to compensate TPL or others for expenses relating to the promotion and sale of shares of each Fund and the servicing of shareholder accounts.

PROSPECTUS FOR THE TIMOTHY PLAN FAMILY OF FUNDS	May 01, 2006 (As amended December 1, 2006) 29

Under the Class A Distribution Plan, the Class A shares of each Traditional Fund compensate TPL and others for distribution expenses at a maximum annual rate of 0.25% (of which, the full amount may be service fees), payable on a monthly basis, of each Fund’s average daily net assets attributable to Class A shares. Class A shares of the Asset Allocation Fund do not impose a service fee.

Under the Class C Distribution Plan, the Class C Shares of each Traditional Fund compensates TPL and others for distribution and service fees at an annual rate of 1.00% (0.25% of which is a service fee) payable on a monthly basis, of each Fund’s average daily net assets attributable to Class C shares. The Class C Shares of each Asset Allocation Fund assess a 0.75% distribution fee, but do not assess a 0.25% service fee since a 0.25% service fee is derived from the underlying Class A shares in which the Asset Allocation Funds invest. Amounts paid under the Class C Distribution Plan are paid to TPL and others to compensate them for services provided and expenses incurred in the distribution of Class C shares, including the paying of commissions for sales of Class C shares. The Class C Distribution Plan is designed to allow investors to purchase Class C shares without incurring a front-end sales load and to permit the distributor to compensate authorized dealers for selling such shares. Accordingly, the Class C Distribution Plan combined with the CDSC for Class C shares is to provide for the financing of the distribution of Class C shares.

Because 12b-1 fees are paid out of each Fund’s assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Third Party Arrangements. TPL may, from time to time, at its expense and out of its own financial resources (a source of which may be payment under a Fund’s distribution plan), make cash payments to certain brokers, dealers or financial intermediaries for shareholder services, as an incentive to sell shares of the Funds and/or to promote retention of its customers’ assets in the Funds. These payments, sometimes referred to as “revenue sharing”, do not change the price paid by investors to purchase Fund shares, or the amount the Funds receive as proceeds from such sales, nor does it result in increased fund expenses. Revenue sharing payments may be made to brokers, dealers and other financial intermediaries that provide services to the Funds or to shareholders in the Funds, including (without limitation) shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the broker, dealer or other financial intermediary.

OPENING AND ADDING TO YOUR ACCOUNT

You can invest directly in each Fund by mail, by wire transfer, or through broker-dealers or other financial organizations. Simply choose the one that is most convenient for you. You may also invest in the Fund through an automatic payment plan. Any questions you may have can be answered by calling 1-800-662-0201.

Payments for Fund shares must be in U.S. dollars, and in order to avoid fees and delays, should be drawn on a U.S. bank. Please remember that the Trust reserves the right to reject any purchase order for Fund shares. Timothy Plan accepts personal checks made payable to the Timothy Plan. Unless pre-authorized by the Fund at the Fund’s sole discretion, the Timothy Plan will not accept third party checks. The minimum initial investment amount for each Fund, in any Class of shares, is set forth below:

Type of Investment Account	Minimum Initial Purchase Amount	Minimum Subsequent Purchase Amount
Regular Accounts	$1,000	None
Qualified Retirement Plans and Coverdell Education Accounts	None	None
Automatic Investment Accounts	$50	$50/month

TO OPEN AN ACCOUNT BY MAIL

To make your initial investment in a Fund, simply complete the Account Registration Form included with this Prospectus, make a check payable to the Fund of your choice, and mail the Form and check to:

The Timothy Plan

c/o Unified Fund Services, Inc.

Post Office Box 6110

Indianapolis, IN 46206-6110

30 PROSPECTUS FOR THE TIMOTHY PLAN FAMILY OF FUNDS	May 01, 2006 (As amended December 1, 2006)

To make subsequent purchases, simply make a check payable to the Fund of your choice and mail the check to the above-mentioned address. Be sure to note your account number on the check.

Your purchase order, if accompanied by payment, will be processed upon receipt by Unified Fund Services, Inc., the Fund’s transfer agent (the “Transfer Agent”). If the Transfer Agent receives your order and payment by the close of regular trading on the NYSE (currently 4:00 p.m. Eastern time), your shares will be purchased at the applicable Fund’s public offering price calculated at the close of regular trading on that day. Otherwise, your shares will be purchased at the public offering price determined as of the close of regular trading on the next business day. When you make your initial purchase of Fund shares, be sure to indicate which Class of shares you wish to purchase. If you do not select a share class, Class A shares will be purchased for you. For subsequent purchases, additional shares of your currently owned share class will be purchased unless you indicate otherwise on your purchase order.

PROSPECTUS FOR THE TIMOTHY PLAN FAMILY OF FUNDS	May 01, 2006 (As amended December 1, 2006) 31

PURCHASING SHARES BY WIRE TRANSFER

To make an initial purchase of shares by wire transfer, you need to take the following steps:

1.	Fill out and mail or fax (610-935-3775) an Account Registration Form to the Transfer Agent

2.	Call 1-800-662-0201 to inform us that a wire is being sent.

3.	Obtain an account number from the Transfer Agent.

4.	Ask your bank to wire funds to the account of:

US Bank
Cinti/Trust, ABA #	0420-0001-3
Credit:	The Timothy Plan
Account #:	130107148194
For further credit to:	(Your Name and Account #)

Include your name(s), address and taxpayer identification number or Social Security number on the wire transfer instructions. The wire should state that you are opening a new Fund account.

The Trust allows investors to fax an Account Registration Form to the Transfer Agent as a convenience for the investor. However, if you fax your Form to the Transfer Agent, you must also mail the original to the Transfer Agent for the Trust’s permanent files.

To make subsequent purchases by wire, ask your bank to wire funds using the instructions listed above, and be sure to include your account number on the wire transfer instructions.

If you purchase Fund shares by wire, you must complete and file an Account Registration Form with the Transfer Agent before any of the shares purchased can be redeemed. Either fill out and mail the Form included with this prospectus, or call the Transfer Agent and they will send you an application. You should contact your bank (which will need to be a commercial bank that is a member of the Federal Reserve System) for information on sending funds by wire, including any charges that your bank may make for these services.

PURCHASES THROUGH FINANCIAL SERVICE ORGANIZATIONS

You may purchase shares of the Funds through participating brokers, dealers, and other financial professionals. Simply call your investment professional to make your purchase. If you are a client of a securities broker or other financial organization, such organizations may charge a separate fee for administrative services in connection with investments in Fund shares and may impose account minimums and other requirements. These fees and requirements would be in addition to those imposed by the applicable Fund. If you are investing through a securities broker or other financial organization, please refer to its program materials for any additional special provisions or conditions that may be different from those described in this Prospectus (for example, some or all of the services and privileges described may not be available to you). Securities brokers and other financial organizations have the responsibility of transmitting purchase orders and funds, and of crediting their customers’ accounts following redemptions, in a timely manner in accordance with their customer agreements and this Prospectus.

PURCHASING SHARES BY AUTOMATIC INVESTMENT PLAN (excluding the Money Market Fund)

You may purchase shares of the Funds through an Automatic Investment Plan (the “AIP”) with the exception of the Money Market Fund. The AIP provides a convenient way for you to have money deducted directly from your checking, savings, or other accounts for investment in shares of the Fund. You can take advantage of the AIP by filling out the AIP application, included with this Prospectus. You may only select this option if you have an account maintained at a domestic financial institution which is an Automated Clearing House member for automatic withdrawals under the AIP. The Trust may alter, modify, amend or terminate the AIP at any time, and will notify you at least 30 days in advance if it does so. For more information, call the Transfer Agent at 1-800-662-0201.

RETIREMENT PLANS

Retirement plans may provide you with a method of investing for your retirement by allowing you to exclude from your taxable income, subject to certain limitations, the initial and subsequent investments in your plan and also allowing such investments to grow without the burden of current income tax until moneys are withdrawn from the plan. Contact your investment professional or call the Trust at 1-800 TIM-PLAN to receive information concerning your options.

OTHER PURCHASE INFORMATION

Federal regulations require that you provide a certified taxpayer identification number whenever you open or reopen an account. Congress has mandated that if any shareholder fails to provide and certify to the accuracy of the shareholder’s social security number or other taxpayer identification number, a company will be required to withhold a percentage, currently 31%, of all dividends, distributions and payments, including redemption proceeds, to such shareholder as a backup withholding procedure.

For economy and convenience, share certificates will not be issued.

32 PROSPECTUS FOR THE TIMOTHY PLAN FAMILY OF FUNDS	May 01, 2006 (As amended December 1, 2006)

The Timothy Plan wants you to be kept current regarding the status of your account in our Fund(s). To assist you, the following statements and reports will be sent to you:

Confirmation Statements	After every transaction that affects your account balance or your account registration.

Account Statements	Quarterly.

Financial Reports	Semi-annually – to reduce Fund expenses, only one copy of the Fund report will be mailed to each taxpayer identification number even if you have more than one account in the Fund. Unless requested to the contrary, the Annual and Semi-Annual Reports will be householded, which means that only one Report will be sent to an address in which multiple investors reside or declare as their address of record.

Each Fund reserves the right to reject applications for shares under circumstances or in amounts considered disadvantageous to shareholders. At the discretion of the Fund, Applications may not be accepted unless they are accompanied by payment in U.S. funds. If required, Payment must be made by wire transfer, check, or money order drawn on a U.S. bank, savings & loan, or credit union. The custodian will charge a $20.00 fee against your account, in addition to any loss sustained by a Fund, for any payment check returned to the custodian for insufficient funds.

If you place an order for Fund shares through a securities broker, and you place your order in proper form before 4:00 p.m. East Coast time on any business day in accordance with their procedures, your purchase will be processed at the public offering price calculated at 4:00 p.m. on that day, if the securities broker then transmits your order to the Transfer Agent before the end of its business day (which is usually 5:00 p.m. East Coast time). The securities broker must send to the Transfer Agent immediately available funds in the amount of the purchase price within three business days for the order.

HOW TO SELL (REDEEM) YOUR SHARES

You may sell (redeem) your shares at any time. You may request the sale of your shares either by mail, by telephone or by wire.

BY MAIL

Redemption requests should be mailed via U.S. mail to:

The Timothy Plan

c/o Unified Fund Services, Inc.

Post Office Box 6110

Indianapolis, IN 46206-6110

or by overnight courier service to:

The Timothy Plan

c/o Unified Fund Services, Inc.

431 North Pennsylvania Street

Indianapolis, IN 46204-1806

The selling price for No-Load and Class A shares being redeemed will be the applicable Fund’s per share net asset value next calculated after receipt of all required documents in “good order.” The selling price for Class C shares being redeemed will be the Fund’s per share net asset value next calculated after receipt of all required documents in “good order,” less any applicable CDSC. Payment of redemption proceeds will be made no later than the fifth business day after the valuation date unless otherwise expressly agreed by the parties at the time of the transaction.

“Good order” means that the request must include:

(1)	Your account number.

(2)	The number of shares to be sold (redeemed) or the dollar value of the amount to be redeemed.

(3)	The signatures of all account owners exactly as they are registered on the account.

(4)	Any required signature guarantees.

(5)	Any supporting legal documentation that is required in the case of estates, trusts, corporations or partnerships and certain other types of accounts.

If you are not certain of the requirements for a redemption, please call customer service at 1-800-662-0201. Redemptions specifying a certain date or share price cannot be accepted and will be returned. You will be mailed the proceeds on or before the fifth business day following the redemption. However, payment for redemption made against shares purchased by

PROSPECTUS FOR THE TIMOTHY PLAN FAMILY OF FUNDS	May 01, 2006 (As amended December 1, 2006) 33

check will be made only after the check has been collected, which normally may take up to fifteen calendar days. Also, when the New York Stock Exchange is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing, or under any emergency circumstances, as determined by the Securities and Exchange Commission, the Funds may suspend redemptions or postpone payment dates.

Pursuant to the Trust’s Agreement and Declaration of Trust, payment for shares redeemed may be made either in cash or in-kind, or partly in cash and partly in-kind. However, the Trust has elected, pursuant to Rule 18f-1 under the 1940 Act, to redeem its shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Trust, during any 90-day period for any one shareholder. Payments in excess of this limit will also be made wholly in cash unless the Board of Trustees believes that economic conditions exist which would make such a practice detrimental to the best interests of the Trust. Any portfolio securities paid or distributed in-kind would be valued as described in the applicable prospectus. In the event that an in-kind distribution is made, a shareholder may incur additional expenses, such as the payment of brokerage commissions, on the sale or other disposition of the securities received from the Funds.

SIGNATURE GUARANTEES

A signature guarantee of each owner is required to redeem shares in the following situations, for all size transactions:

(i)	if you change the ownership on your account;

(ii)	when you want the redemption proceeds sent to a different address than is registered on the account;

(iii)	if the proceeds are to be made payable to someone other than the account’s owner(s);

(iv)	any redemption transmitted by federal wire transfer to your bank; and

(v)	if a change of address request has been received by the Trust or the Transfer Agent within 30 days previous to the request for redemption.
(for joint accounts, all signatures must be guaranteed, if required as above)

In addition, signature guarantees are required for all redemptions of $25,000 or more from any Fund shareholder account. At the discretion of the Trust or Unified Fund Services, Inc., you may be required to furnish additional legal documents to insure proper authorization. A redemption will not be processed until the signature guarantee, if required, is received in “good order.”

Signature guarantees are designed to protect both you and the Trust from fraud. To obtain a signature guarantee, you should visit a bank, trust company, member of a national securities exchange or other broker-dealer, or other eligible guarantor institution. (Notaries public cannot provide signature guarantees.) Guarantees must be signed by an authorized person at one of these institutions, and be accompanied by the words “Gold Medallion Signature Guarantee.” Please call customer service at 1-800-662-0201 if you have questions.

BY TELEPHONE

You may redeem your shares in the Fund(s) by calling the Transfer Agent at 1-800-662-0201 if you elected to use telephone redemption on your account application when you initially purchased shares. Redemption proceeds must be transmitted directly to you or to your pre-designated account at a domestic bank.

Shares purchased by check for which a redemption request has been received will not be redeemed until the check or payment received for investment has cleared.

BY AUTOMATED CLEARING HOUSE (“ACH”)

You may request the redemption proceeds be transferred to your designated bank if it is a member bank or a correspondent of a member bank of the ACH system. There is no fee charged by the Trust. ACH redemption requests must be received by the Transfer Agent before 4:00 p.m. Eastern time to receive that day’s closing net assets value. ACH redemptions will be sent on the day following your redemption request. ACH redemption funds are normally available two days after the redemption has been processed.

TRADING RESTRICTIONS

For the protection of its shareholders, the Board of Trustees has adopted a policy prohibiting frequent purchases and sales of Fund shares. The Board extended the policy to be inclusive of all accounts including accounts transacted by registered investment advisors, broker/dealer representatives, transfer agents, third party administrators and insurance companies, and further includes omnibus accounts. The Fund will reject any transactions the Fund believes in good faith constitutes frequent trading, including market timing and late transactions, except that the Fund does not impose restrictions on exchanges from the Fixed income Fund to any other Fund, nor does it restrict immediate sales of shares upon the event of the death or disability of the shareholder. For the purpose cited here, the Fund has determined that purchase and sale transactions in excess of three times per calendar quarter in a single or related accounts imply frequent trading, and shall result in the appropriate actions being taken which may include the restricting of the account and notification to the proper authorities.

34 PROSPECTUS FOR THE TIMOTHY PLAN FAMILY OF FUNDS	May 01, 2006 (As amended December 1, 2006)

Upon the discovery of trades transacted or an attempt to be transacted in violation of Rule 10b (Manipulative and Deceptive Contrivances), or Rule 22c-1 (Pricing), such activity shall be immediately reported to the appropriate regulatory agencies and authorities, and the Fund shall fully comply with such agencies during any ensuing investigation.

REDEMPTION AT THE OPTION OF THE TRUST

If the value of the shares in your account falls to less than $1,000 due to redemptions, the Trust may notify you that, unless your account is increased to $1,000 in value, it will redeem all your shares and close the account by paying you the redemption proceeds and any dividends and distributions declared and unpaid at the date of redemption. You will have sixty days after notice to bring the account up to $1,000 before any action is taken. This minimum balance requirement does not apply to Coverdell Savings Accounts, IRAs and other tax-sheltered investment accounts. This right of redemption shall not apply if the value of your account drops below $1,000 as the result of market action. The Trust reserves this right because of the expense to the Fund of maintaining very small accounts.

PROSPECTUS FOR THE TIMOTHY PLAN FAMILY OF FUNDS	May 01, 2006 (As amended December 1, 2006) 35

DIVIDENDS AND DISTRIBUTIONS

Dividends paid by each Fund are derived from its net investment income. Net investment income will be distributed at least annually. The Funds’ net investment income is made up of dividends received from the stocks it holds, as well as interest accrued and paid on any other obligations that might be held in the Fund’s portfolio.

Each Fund realizes capital gains when it sells a security for more than it paid for it. A Fund may make distributions of its net realized capital gains (after any reductions for capital loss carry forwards), generally, once a year.

Unless you elect to have your distributions paid in cash, your distributions will be reinvested in additional shares of the applicable Fund. You may change the manner in which your dividends are paid at any time by writing to The Timothy Plan, c/o Unified Fund Services, Inc., 431 North Pennsylvania Street, Indianapolis, IN 46204-1806.

Receiving distributions (whether reinvested or taken in cash) may be taxable events as ordinary income and capital gains (which may be taxable at different rates, depending on the length of time the Fund holds its assets). Any tax liabilities generated by receiving distributions are your responsibility.

THE INVESTMENT ADVISER

Timothy Partners, Ltd., 1055 Maitland Center Commons Blvd., Maitland, FL 32751, is a Florida limited partnership organized on December 6, 1993, and is registered with the Securities and Exchange Commission as an investment adviser. TPL supervises the investment of the assets of each Fund in accordance with the objectives, policies and restrictions of the Trust. TPL approves the portfolio of securities selected by the investment managers. To determine which securities are Excluded Securities, TPL conducts its own research and consults a number of Christian ministries on these issues. TPL retains the right to change the sources from whom it acquires its information, at its discretion. TPL has been the adviser to the Funds since their inceptions.

Covenant Funds, Inc., a Florida corporation (“CFI”), is the managing general partner of TPL. Arthur D. Ally is President, Chairman and Trustee of the Trust, as well as President and 70% shareholder of CFI. Mr. Ally had over eighteen years experience in the investment industry prior to founding TPL, having worked for Prudential Bache, Shearson Lehman Brothers and Investment Management & Research. Some or all of these firms may be utilized by an investment manager to execute portfolio trades for a Fund. Neither Mr. Ally nor any affiliated person of the Trust will receive any benefit from such transactions.

For its services, TPL is paid an annual fee equal to 0.85% on the Small-Cap Value Fund, 0.85% on the Large/Mid-Cap Value Fund, 0.85% on the Aggressive Growth Fund, 0.85% on the Large/Mid-Cap Growth Fund, 0.85% on the Patriot Fund, 0.60% on the Fixed-Income Fund, 0.60% on the Money Market Fund, and 0.65% on each of the Strategic Growth Fund and the Conservative Growth Fund.

TPL, with the Trust’s consent, has engaged the services of the investment managers described below to provide day-to-day investment advisory services to certain of the Funds. TPL pays all fees charged by the investment managers for such services.

A discussion of the considerations employed by the Board of Trustees in their approval of TPL as Advisor to the Trust, and each sub-advisor as manager of the Funds is available in the Funds’ annual report dated December 31, 2005, that provides financial information for the period January 01, 2005 through December 31, 2005.

INVESTMENT MANAGERS

AGGRESSIVE GROWTH FUND

Provident Investment Counsel, Inc. (“Provident”), 300 North Lake Avenue, Penthouse Suite, Pasadena, CA 91103, serves as investment manager to the Aggressive Growth Fund under a written agreement with TPL. Provident selects the investments for the Fund’s portfolio, subject to the investment restrictions of the Trust and under the supervision of TPL.

Provident was founded in 1951 and as of December 31, 2005, managed assets in excess of $4.4 billion. Provident is a wholly owned subsidiary of Old Mutual plc. Provident is registered with the Securities and Exchange Commission as an investment adviser and the firm’s primary business is providing investment management services to institutions, corporations, religious organizations, foundations and endowments, and high net worth individuals.

Provident’s growth equity investment philosophy is based on the belief that, over the long term, a company’s earnings per share growth is the most significant determinant of long-term stock price appreciation. In light of this, Provident seeks out

36 PROSPECTUS FOR THE TIMOTHY PLAN FAMILY OF FUNDS	May 01, 2006 (As amended December 1, 2006)

companies with catalysts for growth. Provident employs a team approach to portfolio management under the joint direction of John Yoon and Richard Campagna, portfolio managers, who are primarily responsible for the day-to-day investment of the Fund’s assets.

John Yoon – Senior Vice President Mr. Yoon holds an AB in Economics from Harvard University, and an MBA in Finance from UCLA. He is also a member of the Association for Investment Management and Research. Mr. Yoon entered the investment industry in 1989. Prior to joining Provident Investment Counsel, he served as a financial analyst and associate in corporate finance at Salomon Brothers, Inc.

Richard S. Campagna – Senior Vice President Mr. Campagna has been in the investment industry since 1989, and joined Provident Investment Counsel in 2005. He serves as a mid cap portfolio manager with generalist research responsibilities for mid cap growth stocks. Prior to joining Provident, he spent four years at Shaker Investments, LLC where he was a portfolio manager, managing director and head of research. Prior to that he held positions as a senior analyst with Manning & Napier Advisors, Inc., a principal with McKinley Capital Partners, LTD., and a financial analyst with Morgan Stanley & Co. Inc. Mr. Campagna holds a BS degree from Duke University and an MBA from Harvard Graduate School of Business Administration. He is a Chartered Financial Analyst and a member of the CFA Institute.

LARGE/MID–CAP GROWTH FUND

Rittenhouse Financial Services, Inc. (“Rittenhouse”), One Radnor Corporate Center, Radnor, PA 19087, serves as investment manager to the Large/Mid-Cap Growth Fund under a written agreement with TPL. Rittenhouse selects the investments for the Fund’s portfolio, subject to the investment restrictions of the Trust and under the supervision of TPL.

Rittenhouse is a registered investment adviser and wholly-owned subsidiary of The John Nuveen Company. Established in 1979, Rittenhouse provides equity, fixed income and balanced portfolio management to corporations, hospitals, Taft-Hartley plans, public funds, endowments and foundations, and high-net-worth individuals.

As of December 31, 2005, Rittenhouse managed approximately $6.1billion in assets for programs such as Merrill Lynch, PaineWebber and Salomon Smith Barney and accounts such as the Society of the Holy Child Jesus (MD) and the United Food & Commercial Workers (OH). Rittenhouse is registered with the Securities and Exchange Commission under the Investment Advisers Act of 1940.

Rittenhouse’s Investment Committee makes firm-wide investment recommendations, while the Institutional Group is responsible for managing institutional accounts. William L. Conrad, Managing Director, is responsible for the day-to-day investing of the Fund’s assets.

Mr. William L. Conrad, Managing Director/Institutional Group, joined Rittenhouse in 1991. He has over 20 years experience in the investment industry, is a member of the firm’s Investment Committee, and has a B.A. degree in Political Science/International Relations from Georgetown University in Washington, D.C.

PATRIOT FUND

Awad Asset Management, Inc. (“Awad”), a wholly-owned subsidiary of Raymond James Financial, Inc., a diversified financial services firm traded on the New York Stock Exchange, is the investment manager for the Patriot Fund. Awad has offices at 250 Park Avenue, New York, New York 10177. Awad selects the investments for the Patriot Fund’s portfolio, subject to the investment restrictions of the Trust and under the supervision of TPL.

James Awad is the President and Senior Investment Officer of the investment manager, and is responsible for managing the day-to-day investments for the Fund. Prior to forming Awad, Mr. Awad was founder and president of BMI Capital. He also managed assets at Neuberger & Berman, Channing Management and First Investment Corp. Mr. Awad has been involved either full or part-time in the investment industry since 1965.

Awad has served as investment manager to the Patriot Fund since the Fund’s inception on May 1, 2004. In addition to the Patriot Fund and the Timothy Plan Small Cap Variable Series, Awad also serves as investment adviser or co-adviser to two other investment companies: Calvert New Vision Small-Cap Fund and Heritage Small-Cap Stock Fund. As of December 31, 2005, Awad managed in approximately of $1.1 billion in assets.

LARGE/MID–CAP VALUE FUND and SMALL–CAP VALUE FUND

Westwood Management Corp (“Westwood”), 200 Crescent Ct., Suite 1200, Dallas, TX 75201 is responsible for the day-to-day activities of the Large Mid-Cap Value and Small Cap Value Funds’ assets. Westwood Holdings Group, Inc., a public company listed on the New York Stock Exchange (“WHG”), is the parent company of Westwood. Susan Byrne founded Westwood and currently serves as the firm’s Chief Investment Officer. Ms. Byrne also serves as Chief Executive Officer and Chairman of the board of Directors of WHG. Ms. Byrne has been an investment professional for over 35 years, and is a member of the team that is responsible for the day-to-day recommendations regarding the investment of the Funds’

PROSPECTUS FOR THE TIMOTHY PLAN FAMILY OF FUNDS	May 01, 2006 (As amended December 1, 2006) 37

portfolios. Ms. Byrne entered the financial services industry in 1970 where she worked for major wire houses until 1978. From 1978 until she founded Westwood, Mrs. Byrne served Bankers Trust as a portfolio manager in the employee benefits department, and GAF Corp. as a portfolio manager and assistant treasurer. Westwood has offered investment advice and services to individuals, institutions, trusts, charities and regulated investment companies continuously since it was organized by Ms. Susan Byrne in 1982. Westwood was established in 1983 as a New York corporation and is registered with the Securities and Exchange Commission as an investment advisory firm under the Investment Advisers Act of 1940, as amended. As of December 31, 2005, Westwood managed approximately $4.6 billion in client assets.

Westwood utilizes a team of investment professionals who are responsible for the day-to-day recommendations regarding the investment of the Large/Mid-Cap Fund’s portfolio. In addition to Ms. Byrne, team members include Ms. Kellie R. Stark, CFA, who has served Westwood as a Senior Vice President and Research Head since 2004, and as a Vice President from 1997 to 2004. Ms. Stark has more than 17 years of investment experience, and joined Westwood in 1992. Mr. Jay K. Singhania, CFA, has served Westwood as Vice President and Research Analyst since July2004, after serving as an Assistant Vice President since joining the firm in March 2001. Mr. Singhania has more than 8 years of investment experience. Mr. Ragen Stienke, CFA has served as Assistant Vice President and Research Analyst for Westwood since joining the firm in 2005. Before joining Westwood, he worked at UBS Investment Bank as a software analyst in their research department from 2000 to 2003 and as a U.S. Equity Strategist from 2003 to 2005. Mr. Stienke has more than 10 years of investment experience.

On December 19, 2006, the shareholders of the Small-Cap Value Fund approved Westwood Management Corp. as the investment manager of the Small-Cap Value Fund, effective January 3, 2006. Westwood succeeded Awad Asset Management, which previously served as the Fund’s investment manager, from July, 1997 through December 31, 2005.

Westwood utilizes a team of investment professionals to manage the Small-Cap Value portfolio clients’ assets. In addition to Ms. Susan Byrnes, the portfolio team members include: Scot Lawson, CFA, Vice President and Research Analyst; C.J. McDonald, CFA, Vice President and Research Group Head; Todd Williams, CFA, Vice President and Research Analyst; Lisa Dong, CFA, Vice President and Research Analyst; Mr. John Vandermosten, Assistant Vice President and Research Analyst; and Philip Robert, Assistant Vice President and Research Analyst. Each team member has a number of other Westwood professionals supporting their efforts. The members of the Westwood investment team average in excess of 14 years experience in the investment field.

FIXED-INCOME FUND AND MONEY MARKET FUND

Barrow, Hanley, Mewhinney and Strauss (“BHMS”), 2200 Ross Avenue, 31st Floor, Dallas, TX 75201, serves as investment manager to the Fixed-Income and Money Market Funds. BHMS was founded in 1979 as a registered investment advisor, and has provided investment advisory services to institutional and individual investors since that time. BHMS is a wholly owned subsidiary of Old Mutual Asset Managers, LLC, a subsidiary of Old Mutual plc, an international financial services group located in London, England.

Mr. John Williams, CFA, Chief Investment Officer of fixed securities for the firm, is the head of the team responsible for the day-to-day recommendations regarding the investment of the Funds’ portfolios. Immediately prior to joining the firm in 1983, Mr. Williams was an investment officer for Southland Life Insurance Company where he accepted employment after serving as a portfolio manager and securities analyst for InterFirst Bank Dallas. Mr. Williams joined BHMS as a principal, assuming the responsibility for launching the BHMS fixed income management department.

As of December 31, 2005, BHMS managed total assets of $55.4 billion.

A more comprehensive discussion of each manager’s activities may be found in the Statement of Additional Information (“SAI”) dated May 01, 2006. The SAI is available upon request at no charge. To receive an SAI you may request one by calling the fund at 1-800-846-7526.

PRINCIPAL UNDERWRITER

Timothy Partners Ltd. acts as principal underwriter for the Trust. The purpose of acting as an underwriter is to facilitate the notice filing of the Funds’ shares under state securities laws and to assist in the sale of shares. TPL also acts as Investment Adviser to the Trust. TPL is not compensated for serving as underwriter of the Trust.

FEDERAL TAXES

Each Fund intends to qualify and maintain its qualification as a “regulated investment company” under the Internal Revenue Code (the “Code”), meaning that to the extent a Fund’s earnings are passed on to shareholders as required by the Code, the Fund itself is not required to pay federal income taxes on the earnings. Accordingly, each Fund will pay dividends and make such distributions as are necessary to maintain its qualification as a regulated investment company under the Code.

38 PROSPECTUS FOR THE TIMOTHY PLAN FAMILY OF FUNDS	May 01, 2006 (As amended December 1, 2006)

Before you purchase shares of any Fund, you should consider the effect of both dividends and capital gain distributions that are expected to be declared or that have been declared but not yet paid. When the Fund makes these payments, its share price will be reduced by the amount of the payment, so that you will in effect have paid full price for the shares and then received a portion of your price back as a taxable dividend distribution.

The Funds’ distributions, whether received in cash or reinvested in additional shares of the Fund, may be subject to Federal income tax. The Trust will notify you annually as to the tax status of dividend and capital gains distributions paid by the Funds. Such dividends and capital gains may also be subject to state and local taxes.

Exchanges of Fund shares for shares of another Fund will be treated as a sale of the Fund’s shares, and any gain on the transaction may be subject to federal income tax. Because your state and local taxes may be different than the federal taxes described above, you should see your tax adviser regarding these taxes. The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

PROSPECTUS FOR THE TIMOTHY PLAN FAMILY OF FUNDS	May 01, 2006 (As amended December 1, 2006) 39

GENERAL INFORMATION

The Funds will not issue stock certificates evidencing shares. Instead, your account will be credited with the number of shares purchased, relieving you of responsibility for safekeeping of certificates and the need to deliver them upon redemption. Written confirmations are issued for all purchases of shares.

In reports, other communications to investors, or advertising material, the Funds may describe general economic and market conditions affecting their performance and may compare their performance with other mutual funds as listed in the rankings prepared by Lipper Analytical Services, Inc. or similar nationally recognized rating services and financial publications that monitor mutual fund performance. The Funds may also, from time to time, compare their performance to one or more appropriate indices.

According to the law of Delaware under which the Trust is organized, and the Trust’s Agreement and Declaration of Trust and by-laws, the Trust is not required to hold an annual meeting of shareholders unless required to do so under the Investment Company Act of 1940. Accordingly, the Trust will not hold annual shareholder meetings unless required to do so under the Act. Shareholders do have the right to call a meeting of shareholders for the purpose of voting to remove directors. The Trust will render assistance to shareholders in connection with their efforts to arrange a shareholder meeting as required under Section 16(c) of the Investment Company Act of 1940, as amended.

The Board of Trustees of the Trust has approved Codes of Ethics (the “Code”) for the Funds, Investment Advisor, Sub-Advisors, and Principal Underwriter. These Codes govern the personal activities of persons who may have knowledge of the investment activities of the Funds, requires that they file regular reports concerning their personal securities transactions, and prohibits activities that might result in harm to the Funds. The Board is responsible for overseeing the implementation of the Codes. The Trust has filed copies of each Code with the Securities and Exchange Commission. Copies of the Codes of Ethics may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. The Codes are also available on the SEC’s EDGAR database at the SEC’s web site (www.sec.gov). Copies of this information can be obtained, after paying a duplicating fee, by electronic request (publicinvest@sec.gov), or by writing the SEC’s Public Reference Section, Washington, DC 20549-0102. The Board of Trustees has also approved anti-money laundering procedures which it believes are reasonably designed to detect and prevent attempts to utilize the Portfolios for illegal purposes. Day to day responsibility for the monitoring of such activities has been delegated to the Transfer Agent, subject to Board oversight and periodic independent audit.

40 PROSPECTUS FOR THE TIMOTHY PLAN FAMILY OF FUNDS	May 01, 2006 (As amended December 1, 2006)

FINANCIAL HIGHLIGHTS

The table below set forth financial data for one share of capital stock outstanding throughout each period presented.

The financial highlights table is intended to help you understand the Fund’s financial performance for the past 5 years (or, if shorter, the period of the Fund’s operations). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Cohen Fund Audit Services Ltd, (fka Cohen, McCurdy Ltd.), whose report, along with the Fund’s financial statements, are included in the annual report, dated December 31, 2005, which is available upon request

AGGRESSIVE GROWTH FUND - CLASS A SHARES

	year ended 12/31/05	year ended 12/31/04	year ended 12/31/03	year ended 12/31/02	year ended 12/31/01
Per Share Operating Performance:
Net Asset Value at Beginning of Year	$6.95	$6.34	$4.56	$6.61	$8.35

Income from Investment Operations:
Net Investment Loss (A)	(0.09)	(0.07)	(0.06)	(0.05)	(0.05)
Net Realized and Unrealized Gain (Loss) on Investments	0.70	0.68	1.84	(2.00)	(1.69)

Total from Investment Operations	0.61	0.61	1.78	(2.05)	(1.74)

Less Distributions:
Dividends from Realized Gains	(0.18)	—	—	—	—
Dividends from Net Investment Income	—	—	—	—	—

Total Distributions	(0.18)	—	—	—	—

Net Asset Value at End of Year	$7.38	$6.95	$6.34	$4.56	$6.61

Total Return (B)(C)	8.73%	9.62%	39.04%	(31.01)%	(20.84)%

Ratios/Supplemental Data:
Net Assets, End of Year (in 000s)	$18,403	$16,453	$9,920	$4,878	$3,510

Ratio of Expenses to Average Net Assets:
Before Reimbursement and Waiver/Recoupment of Expenses by Adviser	1.59%	1.66%	1.85%	2.64%	3.87%
After Reimbursement and Waiver/Recoupment of Expenses by Adviser	1.60%	1.60%	1.60%	1.60%	1.60%

Ratio of Net Investment Income (Loss) to Average Net Assets:
Before Reimbursement and Waiver/Recoupment of Expenses by Adviser	(1.32)%	(1.38)%	(1.60)%	(2.44)%	(3.53)%
After Reimbursement and Waiver/Recoupment of Expenses by Adviser	(1.33)%	(1.32)%	(1.35)%	(1.40)%	(1.26)%

Portfolio Turnover	102.63%	102.46%	119.33%	134.34%	113.39%

(A)	Per share amounts calculated using average shares method.
(B)	Total return calculation does not reflect sales load.
(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Total return would have been lower if certain expenses had not been reimbursed or waived.

PROSPECTUS FOR THE TIMOTHY PLAN FAMILY OF FUNDS	May 01, 2006 (As amended December 1, 2006) 41

FINANCIAL HIGHLIGHTS

The table below set forth financial data for one share of capital stock outstanding throughout each period presented.

The financial highlights table is intended to help you understand the Fund’s financial performance for the past 5 years (or, if shorter, the period of the Fund’s operations). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Cohen Fund Audit Services Ltd, (fka Cohen, McCurdy Ltd.), whose report, along with the Fund’s financial statements, are included in the annual report, dated December 31, 2005, which is available upon request

AGGRESSIVE GROWTH FUND - CLASS C SHARES

	year ended 12/31/05	period ended 12/31/04 (A)
Per Share Operating Performance:
Net Asset Value at Beginning of Period	$6.75	$6.24

Income from Investment Operations:
Net Investment Loss (B)	(0.14)	(0.06)
Net Realized and Unrealized Gain on Investments	0.68	0.57

Total from Investment Operations	0.54	0.51

Less Distributions:
Dividends from Realized Gains	(0.18)	—
Dividends from Net Investment Income	—	—

Total Distributions	(0.18)	—

Net Asset Value at End of Period	$7.11	$6.75

Total Return (C)(D)	7.96%	8.17	%(E)

Ratios/Supplemental Data:
Net Assets, End of Period (in 000s)	$1,358	$690

Ratio of Expenses to Average Net Assets:
Before Reimbursement and Waiver/Recoupment of Expenses by Adviser	2.34%	2.41	%(F)
After Reimbursement and Waiver/Recoupment of Expenses by Adviser	2.35%	2.35	%(F)

Ratio of Net Investment Income (Loss) to Average Net Assets:
Before Reimbursement and Waiver/Recoupment of Expenses by Adviser	(2.07)%	(2.13	)%(F)
After Reimbursement and Waiver/Recoupment of Expenses by Adviser	(2.08)%	(2.07	)%(F)

Portfolio Turnover	102.63%	102.46%

(A)	For the period February 3, 2004 (Commencement of Operations) to December 31, 2004.
(B)	Per share amounts calculated using average shares method.
(C)	Total return calculation does not reflect redemption fee.
(D)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Total return would have been lower if certain expenses had not been reimbursed or waived.

42 PROSPECTUS FOR THE TIMOTHY PLAN FAMILY OF FUNDS	May 01, 2006 (As amended December 1, 2006)

FINANCIAL HIGHLIGHTS

The table below set forth financial data for one share of capital stock outstanding throughout each period presented.

The financial highlights table is intended to help you understand the Fund’s financial performance for the past 5 years (or, if shorter, the period of the Fund’s operations). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Cohen Fund Audit Services Ltd, (fka Cohen, McCurdy Ltd.), whose report, along with the Fund’s financial statements, are included in the annual report, dated December 31, 2005, which is available upon request

LARGE/MID CAP GROWTH FUND - CLASS A SHARES

	year ended 12/31/05	year ended 12/31/04	year ended 12/31/03	year ended 12/31/02	year ended 12/31/01
Per Share Operating Performance:
Net Asset Value at Beginning of Year	$6.69	$6.17	$5.14	$7.28	$9.43

Income from Investment Operations:
Net Investment Loss (A)	(0.05)	(0.05)	(0.05)	(0.04)	(0.04)
Net Realized and Unrealized Gain (Loss) on Investments	0.28	0.57	1.08	(2.10)	(2.11)

Total from Investment Operations	0.23	0.52	1.03	(2.14)	(2.15)

Net Asset Value at End of Year	$6.92	$6.69	$6.17	$5.14	$7.28

Total Return (B)(C)	3.44%	8.43%	20.04%	(29.40)%	(22.80)%

Ratios/Supplemental Data:
Net Assets, End of Year (in 000s)	$53,901	$36,869	$23,407	$13,044	$8,854

Ratio of Expenses to Average Net Assets:
Before Reimbursement and Waiver/Recoupment of Expenses by Adviser	1.60%	1.55%	1.62%	1.80%	2.32%
After Reimbursement and Waiver/Recoupment of Expenses by Adviser	1.60%	1.60%	1.60%	1.60%	1.60%

Ratio of Net Investment Income (Loss) to Average Net Assets:
Before Reimbursement and Waiver/Recoupment of Expenses by Adviser	(0.80)%	(0.95)%	(1.05)%	(1.21)%	(1.72)%
After Reimbursement and Waiver/Recoupment of Expenses by Adviser	(0.80)%	(1.00)%	(1.03)%	(1.01)%	(1.00)%

Portfolio Turnover	38.61%	60.25%	53.43%	52.28%	20.47%

PROSPECTUS FOR THE TIMOTHY PLAN FAMILY OF FUNDS	May 01, 2006 (As amended December 1, 2006) 43

FINANCIAL HIGHLIGHTS

The table below set forth financial data for one share of capital stock outstanding throughout each period presented.

The financial highlights table is intended to help you understand the Fund’s financial performance for the past 5 years (or, if shorter, the period of the Fund’s operations). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Cohen Fund Audit Services Ltd, (fka Cohen, McCurdy Ltd.), whose report, along with the Fund’s financial statements, are included in the annual report, dated December 31, 2005, which is available upon request

LARGE/MID CAP GROWTH FUND - CLASS C SHARES

	year ended 12/31/05	period ended 12/31/04 (A)
Per Share Operating Performance:
Net Asset Value at Beginning of Period	$6.52	$6.22

Income from Investment Operations:
Net Investment Loss (B)	(0.08)	(0.05)
Net Realized and Unrealized Gain (Loss) on Investments	0.25	0.35

Total from Investment Operations	0.17	0.30

Net Asset Value at End of Period	$6.69	$6.52

Total Return (C)(D)	2.61%	4.82	%(E)

Ratios/Supplemental Data:
Net Assets, End of Period (in 000s)	$1,496	$967

Ratio of Expenses to Average Net Assets:
Before Reimbursement and Waiver/Recoupment of Expenses by Adviser	2.35%	2.30	%(F)
After Reimbursement and Waiver/Recoupment of Expenses by Adviser	2.35%	2.35	%(F)

Ratio of Net Investment Income (Loss) to Average Net Assets:
Before Reimbursement and Waiver/Recoupment of Expenses by Adviser	(1.55)%	(1.70	)%(F)
After Reimbursement and Waiver/Recoupment of Expenses by Adviser	(1.55)%	(1.75	)%(F)

Portfolio Turnover	38.61%	60.25%

44 PROSPECTUS FOR THE TIMOTHY PLAN FAMILY OF FUNDS	May 01, 2006 (As amended December 1, 2006)

FINANCIAL HIGHLIGHTS

The table below set forth financial data for one share of capital stock outstanding throughout each period presented.

The financial highlights table is intended to help you understand the Fund’s financial performance for the past 5 years (or, if shorter, the period of the Fund’s operations). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Cohen Fund Audit Services Ltd, (fka Cohen, McCurdy Ltd.), whose report, along with the Fund’s financial statements, are included in the annual report, dated December 31, 2005, which is available upon request.

SMALL-CAP VALUE FUND - CLASS A SHARES

	year ended 12/31/05	year ended 12/31/04	year ended 12/31/03	year ended 12/31/02	year ended 12/31/01
Per Share Operating Performance:
Net Asset Value at Beginning of Year	$15.59	$15.45	$11.13	$13.79	$12.61

Income from Investment Operations:
Net Investment Income (Loss) (A)	0.01	(0.04)	(0.07)	(0.05)	(0.09)
Net Realized and Unrealized Gain (Loss) on Investments	(0.17)	1.83	4.39	(2.60)	1.30

Total from Investment Operations	(0.16)	1.79	4.32	(2.65)	1.21

Less Distributions:
Dividends from Realized Gains	(0.16)	(1.65)	—	(0.01)	(0.03)
Dividends from Net Investment Income	—	—	—	—	—

Total Distributions	(0.16)	(1.65)	—	(0.01)	(0.03)

Net Asset Value at End of Year	$15.27	$15.59	$15.45	$11.13	$13.79

Total Return (B)(C)	(1.01)%	11.60%	38.81%	(19.25)%	9.66%

Ratios/Supplemental Data:
Net Assets, End of Year (in 000s)	$49,008	$42,542	$34,185	$22,603	$21,632

Ratio of Expenses to Average Net Assets:
Before Reimbursement and Waiver/Recoupment of Expenses by Adviser	1.56%	1.48%	1.71%	1.75%	1.89%
After Reimbursement and Waiver/Recoupment of Expenses by Adviser	1.56%	1.48%	1.71%	1.75%	1.89%

Ratio of Net Investment Income (Loss) to Average Net Assets:
Before Reimbursement and Waiver/Recoupment of Expenses by Adviser	0.05%	(0.30)%	(0.55)%	(0.46)%	(0.80)%
After Reimbursement and Waiver/Recoupment of Expenses by Adviser	0.05%	(0.30)%	(0.55)%	(0.46)%	(0.80)%
Portfolio Turnover	44.24%	57.59%	47.99%	66.95%	61.41%

(A)	Per share amounts calculated using average shares method.

PROSPECTUS FOR THE TIMOTHY PLAN FAMILY OF FUNDS	May 01, 2006 (As amended December 1, 2006) 45

FINANCIAL HIGHLIGHTS

The table below set forth financial data for one share of capital stock outstanding throughout each period presented.

The financial highlights table is intended to help you understand the Fund’s financial performance for the past 5 years (or, if shorter, the period of the Fund’s operations). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Cohen Fund Audit Services Ltd, (fka Cohen, McCurdy Ltd.), whose report, along with the Fund’s financial statements, are included in the annual report, dated December 31, 2005, which is available upon request

SMALL-CAP VALUE FUND - CLASS C SHARES

	year ended 12/31/05	period ended 12/31/04 (A)
Per Share Operating Performance:
Net Asset Value at Beginning of Period	$14.55	$15.00

Income from Investment Operations:
Net Investment Loss (B)	(0.10)	(0.05)
Net Realized and Unrealized Gain (Loss) on Investments	(0.17)	1.25

Total from Investment Operations	(0.27)	1.20

Less Distributions:
Dividends from Realized Gains	(0.16)	(1.65)
Dividends from Net Investment Income	—	—

Total Distributions	(0.16)	(1.65)

Net Asset Value at End of Period	$14.12	$14.55

Total Return (C)(D)	(1.84)%	8.02%

Ratios/Supplemental Data:
Net Assets, End of Period (in 000s)	$2,258	$1,442

Ratio of Expenses to Average Net Assets:
Before Reimbursement and Waiver/Recoupment of Expenses by Adviser	2.31%	2.23	%(E)
After Reimbursement and Waiver/Recoupment of Expenses by Adviser	2.31%	2.23	%(E)

Ratio of Net Investment Income to Average Net Assets:
Before Reimbursement and Waiver/Recoupment of Expenses by Adviser	(0.70)%	(1.05	)%(E)
After Reimbursement and Waiver/Recoupment of Expenses by Adviser	(0.70)%	(1.05	)%(E)

Portfolio Turnover	44.24%	57.59%

(A)	For the period February 3, 2004 (Commencement of Operations) to December 31, 2004.
(B)	Per share amounts calculated using average shares method.
(C)	Total return calculation does not reflect redemption fee.

46 PROSPECTUS FOR THE TIMOTHY PLAN FAMILY OF FUNDS	May 01, 2006 (As amended December 1, 2006)

FINANCIAL HIGHLIGHTS

The table below set forth financial data for one share of capital stock outstanding throughout each period presented.

The financial highlights table is intended to help you understand the Fund’s financial performance for the past 5 years (or, if shorter, the period of the Fund’s operations). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Cohen Fund Audit Services Ltd, (fka Cohen, McCurdy Ltd.), whose report, along with the Fund’s financial statements, are included in the annual report, dated December 31, 2005, which is available upon request.

LARGE/MID-CAP VALUE FUND - CLASS A SHARES

	year ended 12/31/05	year ended 12/31/04	year ended 12/31/03	year ended 12/31/02	year ended 12/31/01
Per Share Operating Performance:
Net Asset Value at Beginning of Year	$12.68	$11.66	$9.11	$10.83	$10.83

Income from Investment Operations:
Net Investment Income (Loss) (A)	0.02	(0.01)	0.01	0.01	(0.02)
Net Realized and Unrealized Gain (Loss) on Investments	2.44	1.03	2.54	(1.73)	0.06

Total from Investment Operations	2.46	1.02	2.55	(1.72)	0.04

Less Distributions:
Dividends from Realized Gains	(2.15)	—	—	—	(0.04)
Dividends from Net Investment Income	0.00 *	—	—	—	—

Total Distributions	(2.15)	—	—	—	(0.04)

Net Asset Value at End of Year	$12.99	$12.68	$11.66	$9.11	$10.83

Total Return (B)(C)	19.42%	8.75%	27.99%	(15.88)%	0.33%

Ratios/Supplemental Data:
Net Assets, End of Year (in 000s)	$51,753	$43,120	$29,374	$17,856	$13,858

Ratio of Expenses to Average Net Assets:
Before Reimbursement and Waiver/Recoupment of Expenses by Adviser	1.55%	1.52%	1.64%	1.76%	1.70%
After Reimbursement and Waiver/Recoupment of Expenses by Adviser	1.55%	1.52%	1.64%	1.76%	1.70%

Ratio of Net Investment Income (Loss) to Average Net Assets:
Before Reimbursement and Waiver/Recoupment of Expenses by Adviser	0.15%	(0.11)%	0.10%	0.11%	(0.20)%
After Reimbursement and Waiver/Recoupment of Expenses by Adviser	0.15%	(0.11)%	0.10%	0.11%	(0.20)%

Portfolio Turnover	129.22%	29.09%	39.44%	36.79%	26.44%

*	Amount Distributed less than 0.01 per share
(A)	Per share amounts calculated using average shares method.

PROSPECTUS FOR THE TIMOTHY PLAN FAMILY OF FUNDS	May 01, 2006 (As amended December 1, 2006) 47

FINANCIAL HIGHLIGHTS

The table below set forth financial data for one share of capital stock outstanding throughout each period presented.

The financial highlights table is intended to help you understand the Fund’s financial performance for the past 5 years (or, if shorter, the period of the Fund’s operations). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Cohen Fund Audit Services Ltd, (fka Cohen, McCurdy Ltd.), whose report, along with the Fund’s financial statements, are included in the annual report, dated December 31, 2005, which is available upon request

LARGE/MID-CAP VALUE FUND - CLASS C SHARES

	year ended 12/31/05	period ended 12/31/04 (A)
Per Share Operating Performance:
Net Asset Value at Beginning of Period	$12.04	$11.05

Income from Investment Operations:
Net Investment Loss (B)	(0.08)	(0.04)
Net Realized and Unrealized Gain on Investments	2.31	1.03

Total from Investment Operations	2.23	0.99

Less Distributions:
Dividends from Realized Gains	(2.15)	—
Dividends from Net Investment Income	—	—

Total Distributions	(2.15)	—

Net Asset Value at End of Period	$12.12	$12.04

Total Return (C)(D)	18.53%	8.96	%(E)

Ratios/Supplemental Data:
Net Assets, End of Period (in 000s)	$2,774	$1,174

Ratio of Expenses to Average Net Assets:
Before Reimbursement and Waiver/Recoupment of Expenses by Adviser	2.30%	2.27	%(F)
After Reimbursement and Waiver/Recoupment of Expenses by Adviser	2.30%	2.27	%(F)

Ratio of Net Investment Income to Average Net Assets:
Before Reimbursement and Waiver/Recoupment of Expenses by Adviser	(0.60)%	(0.86	)%(F)
After Reimbursement and Waiver/Recoupment of Expenses by Adviser	(0.60)%	(0.86	)%(F)

Portfolio Turnover	129.22%	29.09%

(A)	For the period February 3, 2004 (Commencement of Operations) to December 31, 2004.
(B)	Per share amounts calculated using average shares method.

48 PROSPECTUS FOR THE TIMOTHY PLAN FAMILY OF FUNDS	May 01, 2006 (As amended December 1, 2006)

FINANCIAL HIGHLIGHTS

The table below set forth financial data for one share of capital stock outstanding throughout each period presented.

The financial highlights table is intended to help you understand the Fund’s financial performance for the past 5 years (or, if shorter, the period of the Fund’s operations). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Cohen Fund Audit Services Ltd, (fka Cohen, McCurdy Ltd.), whose report, along with the Fund’s financial statements, are included in the annual report, dated December 31, 2005, which is available upon request.

FIXED INCOME FUND - CLASS A SHARES

	year ended 12/31/05	year ended 12/31/04	year ended 12/31/03	year ended 12/31/02	year ended 12/31/01
Per Share Operating Performance:
Net Asset Value, Beginning of Year	$10.32	$10.31	$10.25	$9.73	$9.53

Income from Investment Operations:
Net Investment Income (A)	0.34	0.34	0.37	0.45	0.40
Net Realized and Unrealized Gain (Loss) on Investments	(0.23)	0.01	0.21	0.53	0.20

Total from Investment Operations	0.11	0.35	0.58	0.98	0.60

Less Distributions:
Dividends from Net Investment Income	(0.34)	(0.34)	(0.37)	(0.44)	(0.40)
Dividends from Net Realized Gain	(0.03)	—	(0.15)	(0.02)	—

Total Distributions	(0.37)	(0.34)	(0.52)	(0.46)	(0.40)

Net Asset Value at End of Year	$10.06	$10.32	$10.31	$10.25	$9.73

Total Return (B)(C)	1.11%	3.44%	5.70%	10.32%	6.37%

Ratios/Supplemental Data:
Net Assets, End of Year (in 000s)	$29,402	$23,131	$16,313	$10,374	$4,773

Ratio of Expenses to Average Net Assets:
Before Reimbursement and Waiver/Recoupment of Expenses by Adviser	1.31%	1.31%	1.43%	1.74%	2.44%
After Reimbursement and Waiver/Recoupment of Expenses by Adviser	1.35%	1.35%	1.35%	1.35%	1.35%

Ratio of Net Investment Income to Average Net Assets:
Before Reimbursement and Waiver/Recoupment of Expenses by Adviser	3.33%	3.49%	3.61%	4.49%	3.91%
After Reimbursement and Waiver/Recoupment of Expenses by Adviser	3.29%	3.45%	3.69%	4.88%	5.00%

Portfolio Turnover	39.46%	35.95%	62.06%	18.10%	20.28%

STATEMENT OF ADDITIONAL INFORMATION FOR THE TIMOTHY PLAN FAMILY OF FUNDS	May 1, 2006 (As amended December 01, 2006) 49

FINANCIAL HIGHLIGHTS

The table below set forth financial data for one share of capital stock outstanding throughout each period presented.

The financial highlights table is intended to help you understand the Fund’s financial performance for the past 5 years (or, if shorter, the period of the Fund’s operations). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Cohen Fund Audit Services Ltd, (fka Cohen, McCurdy Ltd.), whose report, along with the Fund’s financial statements, are included in the annual report, dated December 31, 2005, which is available upon request

FIXED INCOME FUND - CLASS C SHARES

	year ended 12/31/05	period ended 12/31/04 (A)
Per Share Operating Performance:
Net Asset Value, Beginning of Period	$10.04	$10.15

Income from Investment Operations:
Net Investment Income (B)	0.25	0.26
Net Realized and Unrealized Gain (Loss) on Investments	(0.20)	(0.05)

Total from Investment Operations	0.05	0.21

Less Distributions:
Dividends from Net Investment Income	(0.28)	(0.32)
Dividends from Net Realized Gain	(0.03)	—

Total Distributions	(0.31)	(0.32)

Net Asset Value at End of Period	$9.78	$10.04

Total Return (C)(D)	0.47%	2.12	%(E)

Ratios/Supplemental Data:
Net Assets, End of Period (in 000s)	$1,927	$907

Ratio of Expenses to Average Net Assets:
Before Reimbursement and Waiver/Recoupment of Expenses by Adviser	2.07%	2.06	%(F)
After Reimbursement and Waiver/Recoupment of Expenses by Adviser	2.10%	2.10	%(F)

Ratio of Net Investment Income to Average Net Assets:
Before Reimbursement and Waiver/Recoupment of Expenses by Adviser	2.57%	2.74	%(F)
After Reimbursement and Waiver/Recoupment of Expenses by Adviser	2.54%	2.70	%(F)

Portfolio Turnover	39.46%	35.95%

(A) For the period February 3, 2004 (Commencement of Operations) to December 31, 2004.

(B) Per share amounts calculated using average shares method.

(C) Total return calculation does not reflect redemption fee.

50 PROSPECTUS FOR THE TIMOTHY PLAN FAMILY OF FUNDS	May 01, 2006 (As amended December 1, 2006)

FINANCIAL HIGHLIGHTS

The table below set forth financial data for one share of capital stock outstanding throughout each period presented.

The financial highlights table is intended to help you understand the Fund’s financial performance for the past 5 years (or, if shorter, the period of the Fund’s operations). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Cohen Fund Audit Services Ltd, (fka Cohen, McCurdy Ltd.), whose report, along with the Fund’s financial statements, are included in the annual report, dated December 31, 2005, which is available upon request

MONEY MARKET FUND

	year ended 12/31/05	year ended 12/31/04	year ended 12/31/03	year ended 12/31/02	year ended 12/31/01
Per Share Operating Performance:
Net Asset Value at Beginning of Year	$1.00	$1.00	$1.00	$1.00	$1.00

Income from Investment Operations:
Net Investment Income (A)	0.03	0.01	0.01	0.01	0.03

Total from Investment Operations	0.03	0.01	0.01	0.01	0.03

Less Distributions:
Dividends from Realized Gains	(0.00)*	—	—	—	—
Dividends from Net Investment Income	(0.03)	(0.01)	(0.01)	(0.01)	(0.03)

Total Distributions	(0.03)	(0.01)	(0.01)	(0.01)	(0.03)

Net Asset Value at End of Year	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return (B)	2.48%	0.97%	0.59%	0.80%	3.34%

Ratios/Supplemental Data:
Net Assets, End of Year (in 000s)	$5,195	$3,698	$3,554	$3,544	$2,774

Ratio of Expenses to Average Net Assets:
Before Reimbursement and Waiver/Recoupment of Expenses by Adviser	1.13%	1.20%	1.40%	1.85%	2.33%
After Reimbursement and Waiver/Recoupment of Expenses by Adviser	0.66%	0.25%	0.48%	0.85%	0.73%

Ratio of Net Investment Income to Average Net Assets:
Before Reimbursement and Waiver/Recoupment of Expenses by Adviser	2.03%	0.07%	(0.36)%	(0.22)%	1.45%
After Reimbursement and Waiver/Recoupment of Expenses by Adviser	2.50%	1.02%	0.56%	0.78%	3.05%

*	Distribution was less than $0.01 per share

PROSPECTUS FOR THE TIMOTHY PLAN FAMILY OF FUNDS	May 01, 2006 (As amended December 1, 2006) 51

FINANCIAL HIGHLIGHTS

The table below set forth financial data for one share of capital stock outstanding throughout each period presented.

The financial highlights table is intended to help you understand the Fund’s financial performance for the past 5 years (or, if shorter, the period of the Fund’s operations). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Cohen Fund Audit Services Ltd, (fka Cohen, McCurdy Ltd.), whose report, along with the Fund’s financial statements, are included in the annual report, dated December 31, 2005, which is available upon request

STRATEGIC GROWTH FUND - CLASS A SHARES

	year ended 12/31/05	year ended 12/31/04	year ended 12/31/03	year ended 12/31/02	year ended 12/31/01
Per Share Operating Performance:
Net Asset Value at Beginning of Year	$8.64	$8.10	$6.33	$8.47	$9.61

Income from Investment Operations:
Net Investment Loss (A)	(0.10)	(0.05)	(0.07)	(0.07)	(0.05)
Net Realized and Unrealized Gain (Loss) on Investments	0.64	0.71	1.84	(2.07)	(1.08)

Total from Investment Operations	0.54	0.66	1.77	(2.14)	(1.13)

Less Distributions:
Dividends from Realized Gains	— *	(0.12)	—	—	(0.01)
Dividends from Net Investment Income	—	—	—	—	—

Total Distributions	—	(0.12)	—	—	(0.01)

Net Asset Value at End of Year	$9.18	$8.64	$8.10	$6.33	$8.47

Total Return (B)(C)	6.25%	8.09%	27.96%	(25.26)%	(11.72)%

Ratios/Supplemental Data:
Net Assets, End of Year (in 000s)	$26,451	$21,019	$12,948	$7,430	$4,675

Ratio of Expenses to Average Net Assets:
Before Reimbursement and Waiver/Recoupment of Expenses by Adviser (D)	1.11%	1.13%	1.17%	1.34%	1.68%
After Reimbursement and Waiver/Recoupment of Expenses by Adviser (D)	1.15%	1.15%	1.15%	1.25%	1.25%

Ratio of Net Investment Income (Loss) to Average Net Assets:
Before Reimbursement and Waiver/Recoupment of Expenses by Adviser (D)(E)	(1.10)%	(0.74)%	(1.17)%	(1.34)%	(1.61)%
After Reimbursement and Waiver/Recoupment of Expenses by Adviser (D)(E)	(1.14)%	(0.76)%	(1.15)%	(1.25)%	(1.18)%

Portfolio Turnover	1.61%	0.46%	0.53%	0.67%	0.15%

*	Distribution was less than $0.01 per share
(A)	Per share amounts calculated using average shares method.
(B)	Total return calculation does not reflect sales load.
(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Total return would have been lower if certain expenses had not been reimbursed or waived.
(D)	These ratios exclude the impact of expenses of the underlying security holdings as represented in the schedule of investments.
(E)	Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

52 PROSPECTUS FOR THE TIMOTHY PLAN FAMILY OF FUNDS	May 01, 2006 (As amended December 1, 2006)

FINANCIAL HIGHLIGHTS

The table below set forth financial data for one share of capital stock outstanding throughout each period presented.

The financial highlights table is intended to help you understand the Fund’s financial performance for the past 5 years (or, if shorter, the period of the Fund’s operations). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Cohen Fund Audit Services Ltd, (fka Cohen, McCurdy Ltd.), whose report, along with the Fund’s financial statements, are included in the annual report, dated December 31, 2005, which is available upon request

STRATEGIC GROWTH FUND - CLASS C SHARES

	year ended 12/31/05	period ended 12/31/04 (A)
Per Share Operating Performance:
Net Asset Value at Beginning of Period	$8.39	$8.03

Income from Investment Operations:
Net Investment Loss (B)	(0.16)	(0.05)
Net Realized and Unrealized Gain (Loss) on Investments	0.63	0.53

Total from Investment Operations	0.47	0.48

Less Distributions:
Dividends from Realized Gains	— *	(0.12)
Dividends from Net Investment Income	—	—

Total Distributions	—	(0.12)

Net Asset Value at End of Period	$8.86	$8.39

Total Return (C)(D)	5.61%	5.92	%(E)

Ratios/Supplemental Data:
Net Assets, End of Period (in 000s)	$5,462	$2,204

Ratio of Expenses to Average Net Assets:
Before Reimbursement and Waiver/Recoupment of Expenses by Adviser (G)	1.86%	1.88	%(F)
After Reimbursement and Waiver/Recoupment of Expenses by Adviser (G)	1.90%	1.90	%(F)

Ratio of Net Investment Loss to Average Net Assets:
Before Reimbursement and Waiver/Recoupment of Expenses by Adviser (G)(H)	(1.85)%	(1.49	)%(F)
After Reimbursement and Waiver/Recoupment of Expenses by Adviser (G)(H)	(1.89)%	(1.51	)%(F)

Portfolio Turnover	1.61%	0.46%

*	Distribution was less than $0.01 per share
(A)	For the period February 3, 2004 (Commencement of Operations) to December 31, 2004.
(B)	Per share amounts calculated using average shares method.
(C)	Total return calculation does not reflect redemption fee.
(D)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Total return would have been lower if certain expenses had not been reimbursed or waived.
(E)	For periods of less than one full year, total return is not annualized.

PROSPECTUS FOR THE TIMOTHY PLAN FAMILY OF FUNDS	May 01, 2006 (As amended December 1, 2006) 53

FINANCIAL HIGHLIGHTS

The table below set forth financial data for one share of capital stock outstanding throughout each period presented.

The financial highlights table is intended to help you understand the Fund’s financial performance for the past 5 years (or, if shorter, the period of the Fund’s operations). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Cohen Fund Audit Services Ltd, (fka Cohen, McCurdy Ltd.), whose report, along with the Fund’s financial statements, are included in the annual report, dated December 31, 2005, which is available upon request

CONSERVATIVE GROWTH FUND - CLASS A SHARES

	year ended 12/31/05	year ended 12/31/04	year ended 12/31/03	year ended 12/31/02	year ended 12/31/01
Per Share Operating Performance:
Net Asset Value at Beginning of Year	$10.26	$9.85	$8.20	$9.43	$9.98

Income from Investment Operations:
Net Investment Income (Loss) (B)	(0.01)	0.02	—	0.02	(0.01)
Net Realized and Unrealized Gain (Loss) on Investments	0.58	0.61	1.66	(1.25)	(0.53)

Total from Investment Operations	0.57	0.63	1.66	(1.23)	(0.54)

Less Distributions:
Dividends from Realized Gains	—	(0.19)	(0.01)	—	(0.01)
Dividends from Net Investment Income	—	—	—	— *	— *
Distributions from Paid-in-Capital	—	(0.03)	—	—	—

Total Distributions	—	(0.22)	(0.01)	—	(0.01)

Net Asset Value at End of Year	$10.83	$10.26	$9.85	$8.20	$9.43

Total Return (A)(C)	5.56%	6.41%	20.22%	(13.03)%	(5.41)%

Ratios/Supplemental Data:
Net Assets, End of Year (in 000s)	$27,765	$23,241	$15,765	$9,573	$5,787

Ratio of Expenses to Average Net Assets:
Before Reimbursement and Waiver/Recoupment of Expenses by Adviser (D)	1.13%	1.14%	1.18%	1.38%	1.74%
After Reimbursement and Waiver/Recoupment of Expenses by Adviser (D)	1.15%	1.15%	1.15%	1.20%	1.20%

Ratio of Net Investment Income (Loss) to Average Net Assets:
Before Reimbursement and Waiver/Recoupment of Expenses by Adviser (D)(E)	(0.11)%	0.27%	0.02%	0.06%	(0.17)%
After Reimbursement and Waiver/Recoupment of Expenses by Adviser (D)(E)	(0.13)%	0.26%	0.05%	0.24%	0.37%

Portfolio Turnover	3.61%	0.00%	2.51%	0.00%	4.03%

*	Distribution was less than $0.01 per share
(A)	Total return calculation does not reflect sales load.
(B)	Per share amounts calculated using average shares method.
(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Total return would have been lower if certain expenses had not been reimbursed or waived.
(D)	These ratios exclude the impact of expenses of the underlying security holdings as represented in the schedule of investments.
(E)	Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

54 PROSPECTUS FOR THE TIMOTHY PLAN FAMILY OF FUNDS	May 01, 2006 (As amended December 1, 2006)

FINANCIAL HIGHLIGHTS

The table below set forth financial data for one share of capital stock outstanding throughout each period presented.

The financial highlights table is intended to help you understand the Fund’s financial performance for the past 5 years (or, if shorter, the period of the Fund’s operations). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Cohen Fund Audit Services Ltd, (fka Cohen, McCurdy Ltd.), whose report, along with the Fund’s financial statements, are included in the annual report, dated December 31, 2005, which is available upon request

CONSERVATIVE GROWTH FUND - CLASS C SHARES

	year ended 12/31/05	period ended 12/31/04 (A)
Per Share Operating Performance:
Net Asset Value at Beginning of Period	$9.97	$9.69

Income from Investment Operations:
Net Investment Loss (B)	(0.09)	(0.02)
Net Realized and Unrealized Gain on Investments	0.56	0.49

Total from Investment Operations	0.47	0.47

Less Distributions:
Dividends from Realized Gains	—	(0.19)
Dividends from Net Investment Income	—	—

Total Distributions	—	(0.19)

Net Asset Value at End of Period	$10.44	$9.97

Total Return (C)(D)	4.71%	4.84	%(E)

Ratios/Supplemental Data:
Net Assets, End of Period (in 000s)	$4,361	$2,638

Ratio of Expenses to Average Net Assets:
Before Reimbursement and Waiver/Recoupment of Expenses by Adviser (G)	1.88%	1.89	%(F)
After Reimbursement and Waiver/Recoupment of Expenses by Adviser (G)	1.90%	1.90	%(F)

Ratio of Net Investment Income (Loss) to Average Net Assets:
Before Reimbursement and Waiver/Recoupment of Expenses by Adviser (G)(H)	(0.86)%	(0.48	)%(F)
After Reimbursement and Waiver/Recoupment of Expenses by Adviser (G)(H)	(0.88)%	(0.49	)%(F)

Portfolio Turnover	3.61%	0.00%

(A)	For the period February 3, 2004 (Commencement of Operations) to December 31, 2004.
(B)	Per share amounts calculated using average shares method.
(C)	Total return calculation does not reflect redemption fee.
(D)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Total return would have been lower if certain expenses had not been reimbursed or waived.

PROSPECTUS FOR THE TIMOTHY PLAN FAMILY OF FUNDS	May 01, 2006 (As amended December 1, 2006) 55

PRIVACY POLICY

The following is a description of the Funds’ policies regarding disclosure of nonpublic personal information that you provide to the Funds or that the Funds collect from other sources. In the event that you hold shares of a Fund through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

Categories of Information the Funds Collect.

The Funds collect the following nonpublic personal information about you:

•	Information the Funds receive from you on or in applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, assets, income and date of birth); and

•	Information about your transactions with the Funds, their affiliates, or others (such as your account number and balance, payment history, parties to transactions, cost basis information, and other financial information).

Categories of Information the Funds Disclose.

The Funds do not disclose any nonpublic personal information about their current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Funds are permitted by law to disclose all of the information they collect, as described above, to their service providers (such as the Funds’ custodian, administrator and transfer agent) to process your transactions and otherwise provide services to you.

Confidentiality and Security.

The Funds restrict access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Funds maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

CUSTOMER IDENTIFICATION PROGRAM

The Board of Directors of the Trust has approved procedures designed to prevent and detect attempts to launder money as required under the USA PATRIOT Act. The day-to-day responsibility for monitoring and reporting any such activities has been delegated to the transfer agent, subject to the oversight and supervision of the Board.

FOR MORE INFORMATION

Additional information about the Funds is available in the Trust’s annual report to shareholders, dated December 31, 2005, and its semi-annual report to shareholders, dated June 30, 2005. In addition to other information, in the Fund’s Annual Report you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

Statement of Additional Information (SAI)

The SAI contains more detailed information on all aspects of the Trust. A current SAI, dated May 01, 2006, has been filed with the SEC and is incorporated by reference into this prospectus.

To request a free copy of the SAI, or the Trust’s latest annual or semi-annual report, or for other information or inquiries, please contact the Trust.

	Timothy Plan*	Securities and Exchange Commission

By Phone:	1-800-846-7526	1-202-942-8090

By Mail:	The Timothy Plan c/o Timothy Partners, Ltd. 1055 Maitland Center Commons. Maitland, FL 32751	Public Reference Section Securities and Exchange Commission Washington, D.C. 20549-0102 (a duplicating fee required)

By E-mail:	invest@timothyplan.com	Publicinvest@sec.gov (a duplicating fee required)

By Internet:	http://www.timothyplan.com	http://www.sec.gov

In Person:		Public Reference Room Securities and Exchange Commission, Washington, D.C.

*	A copy of your requested document(s) will be mailed to you within three days of your request.

Information about the Funds (including the SAI) can also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information concerning the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Information about the Fund is also available on the SEC’s EDGAR database at the SEC’s web site (www.sec.gov). Copies of this information can be obtained, after paying a duplicating fee, by electronic request (publicinvest@sec.gov), or by writing the SEC’s Public Reference Section, Washington, DC 20549-0102.

The Timothy Plan

Investment Company Act No. 811-08228

56 PROSPECTUS FOR THE TIMOTHY PLAN FAMILY OF FUNDS	May 01, 2006 (As amended December 1, 2006)

The Timothy Plan

1055 Maitland Center Commons,

Maitland, FL 32751

www.timothyplan.com

E-mail invest@timothyplan.com

Tel (800) 846-7526

SAI

Statement of Additional Information

May 01, 2006

As amended December 01, 2006

Timothy Plan Family of Funds:

Aggressive Growth Fund

Large/Mid-Cap Growth Fund

Small-Cap Value Fund

Large/Mid-Cap Value Fund

Patriot Fund

Fixed-Income Fund

Money Market Fund

Strategic Growth Fund

Conservative Growth Fund

Small-Cap Variable Series

(This page intentionally left blank.)

Contents

4	The Timothy Plan

4	The Timothy Plan Investments
4	The Traditional Funds
4	Money Market Fund and the Small-Cap Variable Series
4	Common Stock
4	Preferred Stock
4	Convertible Securities
6	Warrants
6	American Depository Receipts
6	Portfolio Turnover
6	Disclosure of Portfolio Holdings

8	Investment Restrictions
9	Additional Considerations

10	Investment Adviser

11	Investment Managers

17	Proxy Voting Procedures

17	Principal Underwriter

17	Custodian

17	Accountants

18	Administrator

18	Allocation of Portfolio Brokerage

19	Code of Ethics

19	Purchase of Shares
19	Tax-Deferred Retirement Plans
20	Tax-Deferred Variable Annuity Series

20	Redemptions

21	Dealer Transaction Fees

22	Officers and Trustees of the Trust

26	Distribution Plans

27	Taxation

29	General Information

Audits and Reports
29	Miscellaneous
29	Holders of More Than 5% of Each Funds’

30	Performance
33	Comparisons and Advertisements

33	Financial Statements

Statement of

Additional Information

The Timothy Plan

A Delaware Business Trust and registered investment management company offering the following series:

Timothy Plan Aggressive Growth Fund

Timothy Plan Large/Mid-Cap Growth Fund

Timothy Plan Small-Cap Value Fund

Timothy Plan Large/Mid-Cap Value Fund

Timothy Plan Patriot Fund

Timothy Plan Fixed-Income Fund

Timothy Plan Money Market Fund

Timothy Plan Small-Cap Variable Series

AND

Timothy Plan Strategic Growth Fund

Timothy Plan Conservative Growth Fund

May 01, 2006

As amended December 01, 2006

Distributed by:

Timothy Partners, Ltd.

1055 Maitland Center Commons.

Maitland, FL 32751

(800) 846-7526

This Statement of Additional Information (“SAI”) is not a prospectus. It is an additional disclosure document filed in addition to and supplementing the following prospectuses of The Timothy Plan (the “Trust:”),Prospectus of The Timothy Plan Aggressive Growth Fund, the Timothy Plan Large/Mid-Cap Growth Fund, the Timothy Plan Small-Cap Value Fund, the Timothy Plan Large/Mid-Cap Value Fund, the Timothy Plan Patriot Fund, the Timothy Plan Fixed-Income Fund, the Timothy Plan Money Market Fund (collectively, the “Traditional Funds”), dated May 01, 2006; Prospectus of the Timothy Plan Strategic Growth Fund, and the Timothy Plan Conservative Growth Fund (collectively, the “Asset Allocation Funds, dated May 01, 2006; Prospectus of”). the Timothy Plan Strategic Growth Fund, and the Timothy Plan Conservative Growth Fund, limited to the states of New Hampshire and Oklahoma, and the District of Columbia, dated May 01, 2006; and Prospectus of the Timothy Plan Small-Cap Variable Series, dated May 01, 2006.

THE TIMOTHY PLAN (the “Trust”) is registered with the Securities and Exchange Commission as an open-end management investment company.

Traditional Funds (except the Money Market Fund) currently offer two classes of shares: Class A and Class C. The Timothy Plan Money Market Fund and the Timothy Plan Small-Cap Variable Series offer a single class of shares without any sales charges.

Each of the Asset Allocation Funds currently offers two classes of shares: Class A and Class C.

Copies of this SAI and/or the Prospectuses to which it relates may be obtained from the Trust without charge by writing the Trust at 1055 Maitland Center Commons., Maitland, FL 32751 or by calling the Trust at (800) 846-7526. Retain this SAI for future reference.

STATEMENT OF ADDITIONAL INFORMATION FOR THE TIMOTHY PLAN FAMILY OF FUNDS	May 1, 2006 (As amended December 01, 2006) 3

THE TIMOTHY PLAN

The Timothy Plan (“Trust”) was organized as a Delaware business trust on December 16, 1993, and is a mutual fund company of the type known as, and registered with the Securities and Exchange Commission as, an open-end management investment company. It is authorized to create an unlimited number of series of shares (each a “Fund”) and an unlimited number of share classes within each series. A mutual fund permits an investor to pool his or her assets with those of others in order to achieve economies of scale, take advantage of professional money managers and enjoy other advantages traditionally reserved for large investors. This SAI pertains to the following ten series of the Trust: the Timothy Plan Aggressive Growth Fund, the Timothy Plan Large/Mid-Cap Growth Fund, the Timothy Plan Small-Cap Value Fund, the Timothy Plan Large/Mid-Cap Value Fund, the Timothy Plan Patriot Fund, the Timothy Plan Fixed-Income Fund, the Timothy Plan Money Market Fund, (collectively the “Traditional Funds”“) and the Timothy Plan Strategic Growth Fund, and the Timothy Plan Conservative Growth Fund (collectively, the “Asset Allocation Funds”“), and the Timothy Plan Small-Cap Variable Series. The shares of each series are fully paid and non-assessable. They are entitled to such dividends and distributions as may be paid with respect to the shares and shall be entitled to such sums on liquidation as shall be determined. Other than these rights, they have no preference as to conversion, exchange, dividends, retirement or other features and have no preemption rights. There are three Classes of shares currently offered by the Trust; Class A shares are offered with a front-end sales charge and ongoing service/distribution fees; Class C shares are offered with a contingent deferred sales charge that ends after the first year and ongoing service and distribution fees; No-Load shares are offered without sales charges or ongoing service/distribution fees (the Timothy Plan Money Market Fund and the Timothy Plan Small-Cap Variable Series only). The Trust previously has offered Class B shares to the public, which contain a contingent deferred sales charge that declines to zero over a period of years and are subject to an ongoing service/distribution fee. Sales of Class B shares to new shareholders were suspended by the Board of Trustees during their meeting on February 27, 2004, with the suspension effective May 01, 2004.

Shareholder meetings will not be held unless required by federal or state law.

THE TIMOTHY PLAN – INVESTMENTS

Each Fund seeks to achieve its objectives by making investments selected in accordance with that Fund’s investment restrictions and policies. Each Fund will vary its investment strategy as described in the applicable prospectus to achieve its objectives. This SAI contains further information concerning the techniques and operations of the Funds, the securities in which they will invest, and the policies they will follow.

THE TRADITIONAL FUNDS issue two classes of shares (Class A and Class C) that invest in the same portfolio of securities, except that Money Market Fund and Small-Cap Variable Series issue one class with no sales charge. Class A and Class C shares differ with respect to sales structure and 12b-1 Plan expenses.

THE MONEY MARKET FUND AND THE SMALL-CAP VARIABLE SERIES offer a single class of shares, the No-Load class.

Each Fund has its own investment objectives and policies, and each invests in its own portfolio of securities. Each Fund seeks to achieve its stated objectives by investing in securities issued by companies which, in the opinion of the Funds’ adviser, conduct business in accordance with the stated philosophy and principles of the Funds. The following information supplements the information provided in the prospectuses.

COMMON STOCK Common stock is defined as shares of a corporation that entitle the holder to a pro rata share of the profits of the corporation, if any, without a preference over any other shareholder or class of shareholders, including holders of the ‘corporation’s preferred stock and other senior equity. Common stock usually carries with it the right to vote, and frequently, an exclusive right to do so. Holders of common stock also have the right to participate in the remaining assets of the corporation after all other claims, including those of debt securities and preferred stock, are paid.

PREFERRED STOCK Generally, preferred stock receives dividends prior to distributions on common stock and usually has a priority of claim over common stockholders if the issuer of the stock is liquidated. Unlike common stock, preferred stock does not usually have voting rights; preferred stock, in some instances, is convertible into common stock. In order to be payable, dividends on preferred stock must be declared by the ‘issuer’s Board of Directors. Dividends on the typical preferred stock are cumulative, causing dividends to accrue even if not declared by the Board of Directors. There is, however, no assurance that dividends will be declared by the Board of Directors of issuers of the preferred stocks in which the Funds invest.

CONVERTIBLE SECURITIES Traditional convertible securities include corporate bonds, notes and preferred stocks that may be converted into or exchanged for common stock, and other securities that also provide an opportunity for equity participation. These securities are generally convertible either at a stated price or a stated rate (that is, for a specific number of shares of

4 STATEMENT OF ADDITIONAL INFORMATION FOR THE TIMOTHY PLAN FAMILY OF FUNDS

common stock or other security). As with other fixed income securities, the price of a convertible security to some extent varies inversely with interest rates. While providing a fixed income stream (generally higher in yield than the income derivable from a common stock but lower than that afforded by a non-convertible debt security), a convertible security also affords the investor an opportunity, through its conversion feature, to participate in the capital appreciation of the common stock into which it is convertible. As the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the price of a convertible security tends to rise as a reflection of the value of the underlying common stock. To obtain such a higher yield, the Funds may be required to pay for a convertible security an amount in excess of the value of the underlying common stock. Common stock acquired by a Fund upon conversion of a convertible security will generally be held for so long as the Funds’ adviser or the Fund’s investment manager anticipates such stock will provide the Fund with opportunities which are consistent with the Fund’s investment objectives and policies.

STATEMENT OF ADDITIONAL INFORMATION FOR THE TIMOTHY PLAN FAMILY OF FUNDS	May 1, 2006 (As amended December 01, 2006) 5

WARRANTS A warrant is an instrument issued by a corporation which gives the holder the right to subscribe to a specified amount of the ‘issuer’s capital stock at a set price for a specified period of time.

AMERICAN DEPOSITORY RECEIPTS (“ADRs”“) ADRs are receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. The Funds may purchase ADRs whether they are “sponsored” or “unsponsored”“.” “Sponsored” ADRs are issued jointly by the issuer of the underlying security and a depository”.” “Unsponsored” ADRs are issued without participation of the issuer of the deposited security. Holders of unsponsored ADRs generally bear all the costs of such facilities. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect to the deposited securities. Therefore, there may not be a correlation between information concerning the issuer of the security and the market value of an unsponsored ADR. ADRs may result in a withholding tax by the foreign country of source which will have the effect of reducing the income distributable to shareholders. Because each Fund will not invest more than 50% of the value of its total assets in stock or securities issued by foreign corporations, it will be unable to pass through the foreign taxes that the Fund pays (or is deemed to pay) to shareholders under the Internal Revenue Code of 1986, as amended (the ““Code”“).

PORTFOLIO TURNOVER It is not the policy of any of the Funds to purchase or sell securities for short-term trading purposes, but the Funds may sell securities to recognize gains or avoid potential for loss. A Fund will, however, sell any portfolio security (without regard to the time it has been held) when the investment manager believes that market conditions, credit-worthiness factors or general economic conditions warrant such a step. The Asset Allocation Funds invest the majority of their assets in certain of the Traditional Funds, and are required to maintain certain investment ratios, which are adjusted at least quarterly. As a result, portfolio turnover for the Asset Allocation Funds could be substantial and could cause the Traditional Funds to also experience higher portfolio turnover. The portfolio turnover rates for each Fund for fiscal years ended December 31 of each period is set forth in the table below:

Fund	2003	2004	2005
Aggressive Growth Fund	119.33%	102.46%	102.63%
Large/Mid-Cap Growth Fund	53.43%	60.25%	38.61%
Small-Cap Value Fund	47.99%	57.59%	44.24%
Large/Mid Cap Value Fund	39.44%	29.09%	129.22%
Patriot Fund	NA	20.76%	52.18%
Fixed-Income Fund	62.06%	35.95%	39.46%
Money Market Fund	N/A	N/A	N/A
Strategic Growth Fund	0.53%	0.46%	1.61%
Conservative Growth Fund	2.51%	0.00%	3.61%
Small-Cap Variable Series	51.95%	63.35%	59.82%

High portfolio turnover rates (annual rates in excess of 100%) involve additional transaction costs (such as brokerage commissions) which are borne by the Funds, and may result in adverse tax effects to Fund shareholders. (See “Dividends and Distributions” in the applicable prospectus.)

DISCLOSURE OF PORTFOLIO HOLDINGS. The following discussion sets forth the Trust’s policies and procedures with respect to the disclosure of Fund portfolio holdings.

Fund Service Providers - Fund Accounting Agent, Independent Auditor, Compliance Consulting Firm and Custodian- The Trust has entered into arrangements with certain third party service providers for services that require these groups to have access to each Fund’s portfolio on a real time basis. For example, the Trust’s fund accounting agent is responsible for maintaining the accounting records of each Fund, which includes maintaining a current portfolio on behalf of each Fund. The Trust also undergoes an annual audit which requires the Trust’s independent auditor to review each Fund’s portfolio. In addition to the fund accounting agent, the Trust’s custodian also maintains an up-to-date list of each Fund’s holdings. The Trust’s Compliance Consulting Service must also have access to each Fund’s portfolio in order to verify compliance with the Federal Securities laws. Each of these parties is contractually and/or ethically prohibited from sharing any Fund’s portfolio with any third party unless specifically authorized by the Trust’s President, Secretary or Treasurer.

The Board of Trustees monitors the services provided by each of the listed service providers to ensure each is complying the contractual terms or expectation of the arrangement. If the Board of Trustees is unsatisfied with any of these service providers the Board may terminate them accordingly. Each of the entities discussed above has adopted a code of ethics which requires that any person associated with such entity (1) maintains the confidentiality of all Trust information obtained by such person, and (2) does not use such person’s knowledge of Trust activities for their own personal benefit. The Trust relies on the compliance departments of each entity to enforce its code.

6 STATEMENT OF ADDITIONAL INFORMATION FOR THE TIMOTHY PLAN FAMILY OF FUNDS

Rating and Ranking Organizations - The Trust may from time to time provide its entire portfolio holdings of each Fund to various rating and ranking organizations, such as Morningstar, Inc., Lipper, Inc., Standard & Poor’s Ratings Group, Bloomberg L.P., and Thomson Financial Research. The Trust has obtained assurances form all such parties that any information provided to them will be held in confidence and that such information shall not be used for the personal benefit of the recipient.

The Trust’s management has determined that these groups provide investors with a valuable service and, therefore, are willing to provide them with portfolio information. You should be aware that the Trust does not pay them or receive any compensation from them for providing this information.

STATEMENT OF ADDITIONAL INFORMATION FOR THE TIMOTHY PLAN FAMILY OF FUNDS	May 1, 2006 (As amended December 01, 2006) 7

Disclosure to Other Parties - The Trust has adopted a policy of posting the portfolio holdings of each Fund on its web site not later than seven (7) calendar days after the end of each fiscal quarter. The Trust is also required under law to file a listing of the portfolio holdings of each Fund with the Securities and Exchange Commission on a quarterly basis. The Trust prohibits the disclosure of portfolio information to any third party other than those described above until and unless such information has been filed with the Commission or posted to the the Trust’s web site, as discussed above. The Trust further prohibits any person affiliated with the Trust from entering into any ongoing arrangement with any person other than described above to receive portfolio holdings information relating to a Fund.

Review - The Board of Trustees reviews these policies not less than annually and receives periodic attestations from affiliated persons that these policies are being adhered to. The Trust’s President, Secretary and Treasurer are authorized, subject to Board review, to make exceptions to the above-described policies.

INVESTMENT RESTRICTIONS

In addition to those set forth in the current applicable prospectus, the Traditional Funds, and Small-Cap Variable Series have adopted the investment restrictions set forth below, which are fundamental policies of each Fund, and which cannot be changed without the approval of a majority of the outstanding voting securities of each Fund. As provided in the Investment Company Act of 1940, as amended (the “1940 Act”), a “vote of a majority of the outstanding voting securities” means the affirmative vote of the lesser of (i) more than 50% of the outstanding shares, or (ii) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. These investment restrictions provide that each Traditional Fund and Small-Cap Variable Series will not:

1.	issue senior securities;

2.	engage in the underwriting of securities except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 (the “1933 Act”) in disposing of a portfolio security;

3.	purchase or sell real estate or interests therein, although the Funds may each purchase debt instruments or securities of issuers which engage in real estate operations;

4.	invest for the purpose of exercising control or management of another company;

5.	purchase oil, gas or other mineral leases, rights or royalty contracts or exploration or development programs, except that the Funds may each invest in the debt instruments or securities of companies which invest in or sponsor such programs;

6.	invest more than 25% of the value of the Fund’s total assets in one particular industry, except for temporary defensive purposes;

7.	make purchases of securities on “margin,” or make short sales of securities, provided that each Fund may enter into futures contracts and related options and make initial and variation margin deposits in connection therewith; and

8.	invest in securities of any open-end investment company, except that each Fund may purchase securities of money market mutual funds, but such investments in money market mutual funds may be made only in accordance with the limitations imposed by the 1940 Act and the rules thereunder, as amended. But in no event may a Fund purchase more than 10% of the voting securities, or more than 10% of any class of securities, of another investment company. For purposes of this restriction, all outstanding fixed income securities of an issuer are considered a single class.

9.	as to 75% of a Fund’s total assets, invest more than 5% of its assets in the securities of any one issuer. (This limitation does not apply to cash and cash items, or obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities).

10.	purchase or sell commodities or commodity futures contracts, other than those related to stock indexes.

11.	make loans of money or securities, except (i) by purchase of fixed income securities in which a Fund may invest consistent with its investment objective and policies; or (ii) by investment in repurchase agreements.

12.	invest in securities of any company if any officer or trustee of the Funds or the Funds’ adviser owns more than 0.5% of the outstanding securities of such company and such officers and trustees, in the aggregate, own more than 5% of the outstanding securities of such company.

13.	borrow money, except that each Fund may borrow from banks (i) for temporary or emergency purposes in an amount not exceeding the Fund’s assets or (ii) to meet redemption requests that might otherwise require the untimely disposition of portfolio securities, in an amount not to exceed 33% of the value of the Fund’s total assets (including the amount borrowed) at the time the borrowing is made; and whenever borrowings by a fund, including reverse repurchase agreements, exceed 5% of the value of a fund’s total assets, the Fund will not purchase any securities. Interest paid on borrowing will reduce net income.

14.	pledge, mortgage hypothecate, or otherwise encumber its assets, except in an amount up to 33% of the value of its net assets, but only to secure borrowing for temporary or emergency purposes, such as to effect redemptions, or

8 STATEMENT OF ADDITIONAL INFORMATION FOR THE TIMOTHY PLAN FAMILY OF FUNDS

15.	purchase the securities of any issuer, if, as a result, more than 10% of the value of a Fund’s net assets would be invested in securities that are subject to legal or contractual restrictions on resale (“restricted securities”), in securities for which there is no readily available market quotations, or in repurchase agreements maturing in more than 7 days, if all such securities would constitute more than 10% of a Fund’s net assets.

So long as percentage restrictions are observed by a Fund at the time it purchases any security, changes in values of particular Fund assets or the assets of the Fund as a whole will not cause a violation of any of the foregoing restrictions.

The investment restrictions set forth below have been adopted by the Asset Allocation Funds as fundamental policies.

Each of the Asset Allocation Funds may not:

(1)	purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (except this shall not prevent the Fund from purchasing or selling options or futures contracts or from investing in securities or other instruments backed by physical commodities);

(2)	purchase or sell real estate including limited partnership interests, although it may purchase and sell securities of companies that deal in real estate and may purchase and sell securities that are secured by interests in real estate;

(3)	make loans to any person, except loans of portfolio securities to the extent that no more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or repurchase agreements;

(4)	purchase more than 10% of any class of the outstanding voting securities of any issuer (except other investment companies as defined in the 1940 Act), and purchase securities of an issuer (except obligations of the U.S. government and its agencies and instrumentalities and securities of other investment companies as defined in the 1940 Act) if, as a result, with respect to 75% of its total assets, more than 5% of the Fund’s total assets, at market value, would be invested in the securities of such issuer.

(5)	issue senior securities (as defined in the 1940 Act) except as permitted by rule, regulation or order of the Securities and Exchange Commission;

(6)	borrow, except from banks for temporary or emergency (not leveraging) purposes including the meeting of redemption requests that might otherwise require the untimely disposition of securities in an aggregate amount not exceeding 30% of the value of the Fund’s total assets (including the amount borrowed) at the time the borrowing is made; and whenever borrowings by a Fund, including reverse repurchase agreements, exceed 5% of the value of a Fund’s total assets, the Fund will not purchase any securities;

(7)	underwrite securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the 1933 Act in the disposition of restricted securities; and

(8)	write or acquire options or interests in oil, gas or other mineral exploration or development programs.

ADDITIONAL CONSIDERATIONS FOR SHAREHOLDERS OF THE ASSET ALLOCATION FUNDS

An Asset Allocation Fund will not be able to offset gains realized by one Traditional Fund in which such Asset Allocation Fund invests against losses realized by another Fund in which such Asset Allocation Fund invests. An Asset Allocation Fund’s use of a fund-of-funds structure could therefore affect the amount, timing and character of distributions to shareholders.

Depending on an Asset Allocation Fund’s percentage ownership in an underlying Traditional Fund both before and after a redemption, an Asset Allocation Fund’s redemption of shares of such Traditional Fund may cause the Asset Allocation Fund to be treated as not receiving capital gain income on the amount by which the distribution exceeds the Asset Allocation Fund’s tax basis in the shares of the underlying Traditional Fund, but instead to be treated as receiving a dividend taxable as ordinary income on the full amounts of the distribution. This could cause shareholders of the Asset Allocation Fund to recognize higher amounts of ordinary income than if the shareholders had held the shares of the underlying Traditional Funds directly.

INVESTMENT ADVISER

The Trust has entered into advisory agreements with Timothy Partners, Ltd. (“TPL” or the “Adviser”), for the provision of investment advisory services on behalf of the Trust to each Fund (collectively referred to as the “Advisory Agreement”), subject to the supervision and direction of the Trust’s Board of Trustees. The latest continuance of the Advisory Agreement with Timothy Partners, Ltd. was approved by the Trustees, including a majority of the Trustees who are not interested persons of the Trust or any person who is a party to the Agreement, at an in-person meeting held on February 24, 2006. More complete factors considered by the Trust’s Board of Trustees are available in the Trust’s annual report dated December 31, 2005.

Each investment advisory agreement may be renewed after its initial two year term only so long as such renewal and continuance are specifically approved at least annually by the Board of Trustees or by vote of a majority of the outstanding voting securities of the applicable Fund, and only if the terms of the renewal thereof have been approved by the vote of a majority of the Trustees of the Trust who are not parties thereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. Each investment advisory agreement will terminate automatically in the event of its assignment.

STATEMENT OF ADDITIONAL INFORMATION FOR THE TIMOTHY PLAN FAMILY OF FUNDS	May 1, 2006 (As amended December 01, 2006) 9

As a result of a vote taken at a shareholders’ meeting held on the 5th day of December, 2003, at the unanimous recommendation by the Board of Trustees, the management fee paid to Timothy Partners, Ltd. for management services rendered to the Asset Allocation Funds was increased from 0.15% per annum to 0.65% per annum. The table below sets forth the investment advisory fees payable to TPL for the last three years by each Fund.

Fund	2003		2004		2005
Aggressive Growth Fund IA Fees Payable to TPL Amount (Reimbursed)/Recouped by TPL	$ $	64,226 (18,414)	$ $	126,665 (8,098)	$ $	158,317 2023
Large/Mid-Cap Growth Fund IA Fees Payable to TPL Amount (Reimbursed)/Recouped by TPL	$ $	158,566 (4,937)	$ $	271,702 17,009	$ $	411,085 (965)
Small-Cap Value Fund IA Fees Payable to TPL Amount (Reimbursed)/Recouped by TPL		$358,203 0		$492,033 0		$539,455 0
Large/Mid-Cap Value Fund IA Fees Payable to TPL Amount (Reimbursed)/Recouped by TPL		$220,308 0		$353,446 0		$482,437 0
Patriot Fund IA Fees Payable to TPL Amount (Reimbursed)/Recouped by TPL		NA	$ $	2,796 (11,253)	$ $	13.634 (3479)
Fixed-Income Fund IA Fees Payable to TPL Amount (Reimbursed)/Recouped by TPL	$ $	104,105 (14,224)	$ $	144,879 9,735	$ $	181,172 10,627
Money Market Fund IA Fees Payable to TPL Amount (Reimbursed)/Recouped by TPL	$ $	22,066 (33,904)		$21,033 (33,178)	$ $	27,715 (21,956)
Strategic Growth Fund IA Fees Payable to TPL Amount (Reimbursed)/Recouped by TPL	$ $	32,473 (4,281)	$ $	229,088 7,465	$ $	283,929 16,066
Conservative Growth Fund IA Fees Payable to TPL Amount (Reimbursed)/Recouped by TPL	$ $	31,909 (7,081)	$ $	213,655 4,890	$ $	266,998 9673
Small-Cap Variable Series IA Fees Payable to TPL Amount (Reimbursed)/Recouped by TPL	$ $	47,226 (17,225)	$ $	53,974 (23,105)	$ $	49,512 (24,326)

INVESTMENT MANAGERS

AWAD ASSET MANAGEMENT

Pursuant to an Investment Sub-Advisory Agreement between TPL, the Trust and Awad Asset Management (“Awad”), dated January 1, 1997, as amended May 1, 1998 (the “Awad Sub-Advisory Agreement”), and further amended on January 02, 2004, Awad provides advice and assistance to TPL in the selection of appropriate investments for the Small-Cap Variable Series, subject to the supervision and direction of TPL and the Funds’ Board of Trustees. Awad also provides similar services to the Patriot Fund pursuant to a Sub-Advisory Agreement dated May 1, 2004. Each sub-advisory agreement was approved by the shareholders of the applicable Fund. As compensation for its services for the Small Cap Variable Series, Awad receives from TPL an annual fee at a rate equal to 0.42% of the first $10 million in assets of the Fund; 0.40% of the next $5 million in assets; 0.35%

10 STATEMENT OF ADDITIONAL INFORMATION FOR THE TIMOTHY PLAN FAMILY OF FUNDS

of the next $10 million in assets; and 0.25% of assets over $25 million. As compensation for its services for the Patriot Fund, Awad receives from TPL an annual fee at a rate equal to 0.37% for the first $10 million in assets of the Fund; 0.35% of the next $5 million in assets; 0.30% of the next $10 million in assets; and 0.25% of assets over $25 million.

The Small Cap Variable Series and the Patriot Fund are managed by James Awad, founder and CEO of Awad Asset Management, a wholly owned subsidiary of Raymond James Investments. Mr. Awad has been in the securities industry for over forty years, and has been the CEO of Awad and Associates since it was founded in 1992. Mr. Awad also serves as the Chief Investment Officer for his firm. He has been responsible for the day-to -day management of the Small Cap Variable Series and the Patriot Fund since their inceptions. Awad also served as investment manager to the Small-Cap Value Fund from January, 1997 through December 31, 2005.

Like the Advisory Agreement between the Trust and TPL described above, the Awad Sub-Advisory Agreement had an initial term of two years and became renewable annually thereafter under the same criteria as the Advisory Agreement. The Awad Sub-Advisory Agreement was last renewed by the Board at a meeting held for that purpose, among others, on February 24, 2006. A more complete discussion of the Board’s considerations is available in the Trust’s annual report dated December 31, 2005.

STATEMENT OF ADDITIONAL INFORMATION FOR THE TIMOTHY PLAN FAMILY OF FUNDS	May 1, 2006 (As amended December 01, 2006) 11

Other Information Relating to Awad Asset Management

The table below presents information relating to the persons responsible for managing Fund assets, the number and types of other accounts managed by such persons, and how such persons are compensated for managing such accounts.

(1) Identify portfolio manager(s) of the Adviser to be named in the Fund prospectus

(2) For each person identified in column (1), provide the total number of accounts (including this Fund Family) managed by the person within each category below and the total assets in the accounts managed within each category below

								(3) For each of the categories in column (2), provide number of accounts and the total assts in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts			Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets (mil)	Number of Accounts	Total Assets (mil)	Number of Accounts	Total Assets (mil)		Number of Accounts	Total assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Jim Awad	3	$188.72	0	0	17 Institutional Accounts 16 Wrap Relationships	$ $	451.62 407.49					2	$191.07

Mr. Awad’s compensation is comprised of a base salary, combined with a performance-based bonus pool.

BARROW, HANLEY, MEWHINNEY AND STRAUSS, INC.

Pursuant to an Investment Sub-Advisory Agreement between TPL, the Trust and Barrow, Hanley, Mewhinney and Strauss, Inc. (“ BHMS”), dated July 01, 2004 (the “BHMS Sub-Advisory Agreement”), BHMS provides advice and assistance to TPL in the selection of appropriate investments for the Fixed-Income Fund, and the Money Market Fund, subject to the supervision and direction of the Funds’ Board of Trustees. As compensation for its services, with respect to the Fixed-Income Fund, BHMS receives from TPL an annual fee at a rate equal to 0.25% of the average net assets of the Fund. As compensation for its services with respect to the Money Market Fund, BHMS receives from TPL an annual fee at a rate equal to 0.08% of the average net assets of the Fund.

The BHMS Sub-Advisory Agreement had an initial term of two years and may be renewed annually thereafter. On February 24, 2006 the Board met to consider, among other matters, retaining Barrow Hanley as sub-investment advisor for the Fixed Income Fund. A complete discussion of the Board’s considerations may be found in the Trust’s annual report dated December 31, 2005.

BHMS employs a team concept in the management of the Timothy Plan funds. Team members are assigned specific sector responsibilities but enjoy equal responsibilities in the investment process. The members have equal say in the actual management under the guidance of John Williams who serves BHMS as the Chief Investment Officer for fixed income strategies. The other members of the team are David Hardin, Mark Luchsinger, J. Scott McDonald, and Deborah Petruzzelli.

Mr. Williams, who joined BHMS in 1983 is the senior member of the team, and has served as a portfolio manager for nineteen years at BHMS. In addition to serving as CIO for the fund, he also specializes as an analyst in the energy and utility industries.

David Hardin also has nineteen years as a portfolio manager. He joined BHMS in 1987, and currently serves the firm as the director of credit research specializing in the high yield sector, and manages the municipal portfolios.

J. Scott McDonald joined BHMS in 1995. He is a portfolio manager specializing in corporate and government bonds, and is an analyst of the finance sector, including banks and the sovereign sector. Mark Luchsinger joined BHMS in 1997, and currently specializes in investment grade and high yield corporate bond strategies, and is analyst for basic materials, consumer and technology industries.

Ms. Deborah Petruzzelli joined BHMS in 2003. She specializes in the mortgage-backed, asset-backed and structured product securities sectors. During her nineteen year financial services career she has served as a managing director and senior portfolio manager.

12 STATEMENT OF ADDITIONAL INFORMATION FOR THE TIMOTHY PLAN FAMILY OF FUNDS

As demonstrated in the table below, BHMS provides management services for two registered investment companies in addition to Timothy Plan.

	Number of Other Accounts Managed And Assets by Account Type[1]						Number of Accounts and Assets for Which Advisory Fee is Performance- Based[1]
Name of Sub-Adviser and Portfolio Manager	Registered Investment Companies ($mils)		Other Pooled Investment Vehicles ($mils)		Other Accounts ($mils)		Registered Investment Companies ($mils)	Other Pooled Investment Vehicles ($mils)	Other Accounts ($mils)
Barrow, Hanley, Mewhinney & Strauss, Inc.:
John S. Williams	8 ($195.6 mil	)	3 ($153.1 mil	)	98 ($4.0 bil	)	N/A	N/A	1 ($565.2m	)
David R. Hardin	8 ($195.6 mil	)	3 ($153.1 mil	)	98 ($4.0 bil	)	N/A	N/A	1 ($565.2m	)
J. Scott McDonald	8 ($195.6 mil	)	3 ($153.1 mil	)	98 ($4.0 bil	)	N/A	N/A	1 ($565.2m	)
Mark C. Luchsinger	8 ($195.6 mil	)	3 ($153.1 mil	)	98 ($4.0 bil	)	N/A	N/A	1 ($565.2m	)
Deborah A. Petruzzelli	8 ($195.6 mil	)	3 ($153.1 mil	)	98 ($4.0 bil	)	N/A	N/A	1 ($565.2m	)

Team members can earn bonuses that can exceed their salary based on an evaluation of their contribution to the portfolio performance results and satisfaction of our clients. Generally, the performance bonus, if maximized, will be the largest component of compensation for team members.

WESTWOOD MANAGEMENT CORP

Pursuant to Investment Sub-Advisory Agreements between TPL, the Trust and Westwood Holdings Group, (“Westwood”) dated May 01, 2005, and January 03, 2006, Westwood provides advice and assistance to TPL in the selection of appropriate investments for the Large/Mid-Cap Value Fund and the Small Cap Value Fund respectively, subject to the supervision and direction of the Funds’ Board of Trustees. As compensation for its services, Westwood receives from TPL an annual fee at a rate equal to 0.42% of the first $10 million in assets of the Fund; 0.40% of the next $5 million in assets; 0.35% of the next $10 million in assets; and 0.25% of assets over $25 million.

The factors considered by the Board of Trustees when considering retaining Westwood as a sub-advisor is available in the Trust’s annual report dated December 31, 2006.

Westwood utilizes the team management approach to portfolio management, with team members supporting each Westwood product and client. The team members share responsibilities equally and carry equal voting authority.

The five management team members that provide management services to the Large/Mid Cap Value Fund includes the founder and Chief Investment Officer of Westwood, Ms. Susan Byrne. She founded the company in 1982, and has served the firm continuously since then. Ms. Kellie Stark joined Westwood in 1991. In addition to serving on the investment team, she is Senior Vice President and Research Group Head.

Team member Mr. Christopher McDonald, Vice President and Research Group Head, became a member of the Westwood Group in 1993.

Mr. Jay Singharnia, a former Bank of America Equity Analyst, moved to Westwood in 2000. He serves in the capacities of Vice President and Research Analyst. Ragen Stienke, Asst. Vice President and Research Analyst, joined Westwood in 2003. He was an Investment Strategist with UBS (formerly Paine Webber) for several years prior to his move to Westwood.

Ms. Byrne and Mr. MacDonald also serve on the team managing the Small Cap Value Fund. The other Small Cap team members include the following: Mr. Scott Lawson, a former Bank of America Assistant Portfolio Manager, joined Westwood in the fall of 2003, bringing over 15 years of investment experience. He serves in the capacities of Vice President and Senior Research Analyst. Ms. Lisa Dong joined Westwood in December 2000. In addition to serving on the investment team, she is Vice President and Research Analyst. Mr. Todd Williams, Vice President and Research Analyst, joined Westwood in 2002. Mostly recently, he was a Portfolio Manager and analyst with AMR Investments, Inc. Mr. Philip Robert joined Westwood in 2005 as Assistant Vice President and Research Analyst. He comes to Westwood with 13 years of investment experience. Mr. John Vandermosten, Assistant Vice President and Research Analyst, joined Westwood in 2005. Prior to joining Westwood, he served in the U.S. Navy for 11 years and was an Investment Analyst with the Teacher Retirement System of Texas.

Westwood combines three elements to each member’s total compensation: base salary, cash bonus and restricted company stock. Base salary is reviewed on an annual basis and can be adjusted based on the employee’s performance. For Salary and Restricted Stock grants, Westwood utilizes a performance measurement process that incorporates both qualitative and quantitative measures. The results contribute to decisions for the cash bonus and restricted stock grants. Restricted stock is granted on an annual basis and carries a 4-year rolling vesting schedule. Westwood does not currently have any clients where portfolio manager compensation is based, either in whole or in part, on client investment portfolio performance.

STATEMENT OF ADDITIONAL INFORMATION FOR THE TIMOTHY PLAN FAMILY OF FUNDS	May 1, 2006 (As amended December 01, 2006) 13

(1) Identify portfolio manager(s) of the Adviser to be named in the Fund prospectus	(2) For each person identified in column (1), provide the total number of accounts (including this Fund Family) managed by the person within each category below and the total assets in the
	accounts managed within each category below						(3) For each of the categories in column (2), provide number of accounts and the total assts in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets (mil)	Number of Accounts	Total Assets (mil)	Number of Accounts	Total Assets (mil)	Number of Accounts	Total assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Susan M. Byrne[1]	4	$591.1	4	$710.3	43	$1,830.9	0	0	0	0	0	0
Kellie R. Stark[1]	4	$591.1	4	$710.3	43	$1,830.9	0	0	0	0	0	0
Jay K. Singhania[1]	4	$591.1	4	$710.3	43	$1,830.9	0	0	0	0	0	0
Ragen Stienke[1]	4	$591.1	4	$710.3	43	$1,830.9	0	0	0	0	0	0
Christopher J. MacDonald[1,2]	5	$600.5	6	$738.9	43	$1,830.9	0	0	0	0	0	0
Scott Lawson[2]	1	$9.4	2	$28.6	0	$0.00	0	0	0	0	0	0
Todd L. Williams[2]	1	$9.4	2	$28.6	0	$0.00	0	0	0	0	0	0
Lisa Dong[2]	1	$9.4	2	$28.6	0	$0.00	0	0	0	0	0	0
Philip Robert[2]	1	$9.4	2	$28.6	0	$0.00	0	0	0	0	0	0

RITTENHOUSE FINANCIAL SERVICES, INC.

Pursuant to an Investment Sub-Advisory Agreement between TPL, the Trust and Rittenhouse Financial Services, Inc. (“Rittenhouse”), dated October 2, 2000, Rittenhouse, a wholly-owned subsidiary of the John Nuveen Company, provides advice and assistance to TPL in the selection of appropriate investments for the Large/Mid-Cap Growth Fund, subject to the supervision and direction of the Funds’ Board of Trustees. As compensation for its services, Rittenhouse receives from TPL an annual fee at a rate equal to 0.35% of the first $50 million in assets of the Fund; and 0.25% of assets over $50 million.

Rittenhouse utilizes a team management approach for the Fund. The team is led by John Waterman, Chief Investment Officer at Rittenhouse. Jame Jolinger, Leonard McCandless, and William Conrad serve as portfolio managers for the team. Their management of the Fund employs strategies that are formulated on, and are in concert with input from both fundamental and quantitative research staff members. Messrs. Waterman, MCCandless, and Conrad have served the Fund since its inception. John Waterman, CFA, holds an MBA from Wharton. He joined Rittenhouse in 1993, after serving Howard Lawson & Co. as Sr. Vice President and Director of Advisor Services. Mr. Waterman assumed the responsibility as Chief Investment Officer for Rittenhouse in 2000. Leonard McCandless, CFA, joined Rittenhouse in 1989as a Research and Investment team member. Mr. McCondless serves on the Rittenhouse Trust Company Board of Directors, and Rittenhouse Asset Management Company as a Vice President and Portfolio Manager. Mr. McCandless has devoted his career to the financial services industry.Willian Conrad, CFA, began as a registered representative with Rittenhouse Financial Securities in 1991. Mr. Conrad has served as Managing Director and Executive Committee member of Rittenhouse Asset Management since 1997. He moved to Rittnehouse from Oppenheimer Capital, LLP, where he served as an analyst and Vice President for seven years. James Jolinger, CFA, came to Rittenhouse in 2004 after serving Morgan Stanley Investment Management in various management capacities since 1994, and Oppenheimer Capital LLP for seven years prior to that. He joined Rittenhouse as a Managing Director and Portfolio Manager. Mr. Jollinger earned an MBA from Stern School of Business in 1992.

Rittenhouse Asset Management, Inc. hired Nancy M. Crouse as a Managing Director/Portfolio Manager in April 2005. She has 22 years experience, earned a BA in International Affairs from Lafayette College and an MBA in Finance from the University of Pittsburgh and is a CFA charterholder.

14 STATEMENT OF ADDITIONAL INFORMATION FOR THE TIMOTHY PLAN FAMILY OF FUNDS

1) Identify portfolio manager(s) of the Adviser to be named in the Fund prospectus	(2) For each person identified in column (1), provide the total number of accounts (including this Fund Family) managed by
the person within each category below and the total assets in
	the accounts managed within each category below						(3) For each of the categories in column (2), provide number of accounts and the total assts in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets (mil)	Number of Accounts	Total Assets (mil)	Number of Accounts	Total Assets (mil)	Number of Accounts	Total assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Rittenhouse Asset Management, Inc.
William L. Conrad	4	$265	11	$175	24,041	$5,646
Nancy M. Crouse	4	$265	11	$175	24,041	$5,646
James J. Jolinger	4	$265	11	$175	24,041	$5,646
Leonard H. McCandless	4	$265	11	$175	24,041	$5,646
Daniel C. Roarty	4	$265	11	$175	24,041	$5,646
John P. Waterman.	4	$265	11	$175	24,041	$5,646

Rittenhouse compensates team members by offering a combination package that includes a salary, bonuses and a benefits package. Bonuses are awarded based on a combination of qualitative and quantitative factors. Nuveen, Rittenhouse’s parent company, offers incentive and stock option programs, and deferred income programs.

PROVIDENT INVESTMENT COUNSEL

Pursuant to an Investment Sub-Advisory Agreement between TPL, the Trust and Provident Investment Counsel (“Provident”), dated October 2, 2000, Provident provides advice and assistance to TPL in the selection of appropriate investments for the Aggressive Growth Fund, subject to the supervision and direction of the Funds’ Board of Trustees. As compensation for its services, Provident receives from TPL an annual fee at a rate equal to 0.42% of the first $10 million in assets of the Fund; 0.40% of the next $5 million in assets; 0.35% of the next $10 million in assets; and 0.25% of assets over $25 million.

The management organization employed by Provident for the Fund is a team management approach. The team is co-led by Mr. John Yoon and Mr. Richard Campagna. Mr. Yoon, Senior Vice President, has been a member of the financial services industry since 1987. He joined Provident in 1995, and has served as the Aggressive Growth co-manager since its inception. Richard S. Campagna joined PIC’s mid cap team in September 2005. He is a senior vice president and a mid cap portfolio manager with generalist research responsibilities for mid cap growth stocks. He has been in the investment industry since 1989. Mr. John Landreth joined Provident in 1993, and is a Senior Vice President. He entered the financial industry in 1990, and has also served as a member of the team since inception of the Fund. Ms. Lapham, a Managing Director at Provident, entered the financial industry in 1981, joined Provident in 1997, and has served the Aggressive Growth Fund since its inception.

STATEMENT OF ADDITIONAL INFORMATION FOR THE TIMOTHY PLAN FAMILY OF FUNDS	May 1, 2006 (As amended December 01, 2006) 15

The Provident team manages assets for eight investment companies in addition to the Aggressive Growth Fund.

(1) Identify portfolio manager(s) of the Adviser to be named in the Fund prospectus	(2) For each person identified in column (1), provide the total number of accounts (including this Fund Family) managed by the person within each category below and the total assets in the
	accounts managed within each category below						(3) For each of the categories in column (2), provide number of accounts and the total assts in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets (mil)	Number of Accounts	Total Assets (mil)	Number of Accounts	Total Assets (mil)	Number of Accounts	Total assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Richard S. Campagna	9	$914	1	$2	12	$641	1	$620	0	0	0	0
James M. Landreth	9	$914	1	$2	12	$641	1	$620	0	0	0	0
Evelyn D. Lapham	9	$914	1	$2	12	$641	1	$620	0	0	0	0
John J. Yoon	9	$914	1	$2	12	$641	1	$620	0	0	0	0

Response to column (a)(2): As our firm (PIC) utilizes team management (inclusive of the portfolio managers identified in column (1)) which is responsible for the day-to-day management of our accounts in this product, the “Fund(s)” have been included in the information provided in column (2).

There are four distinct elements to Provident’s employee compensation system: salary, incentive bonus compensation, point-holder bonus, and long term incentive plan. Team members earn a salary based on objective evaluation of their contribution to the performance results achieved in our clients’ portfolios. Incentive bonuses are based solely on the investment performance of the client portfolio and each analyst relative to industry peers, on a short term and long term basis. Generally, the performance bonus, if maximized, will be the largest component of compensation for team members. Officers are eligible to receive point-holder status, similar to that of a partnership, which enables them to participate in the sharing of the net profits of the firm.

The Agreements may be renewed by the parties after their initial terms only so long as such renewal and continuance are specifically approved at least annually by the Board of Trustees or by vote of a majority of the outstanding voting securities of the applicable Fund, and only if the terms of renewal thereof have been approved by the vote of a majority of the Trustees of the Trust who are not parties thereto or interested persons of any such party, cast in person at the meeting called for the purpose of voting on such approval. The Sub-Investment Advisory Agreements will terminate automatically in the event of their assignment.

A more complete description of the considerations made by the Trust’s Board is available in the Trust’s annual report dated December 31, 2005.

The following table sets forth the fees paid to each sub-adviser by TPL for the fiscal years ended December 31 of each period set forth below.

Sub-adviser	Fees paid in 2003	Fees paid in 2004	Fees paid in 2005
Awad Asset Management	$151,869	$194,288	$226,706
Fox Asset Management, LLC*	$97,968	$138,546	$39,168
Provident Investment Counsel	$31,687	$61,296	$73,736
Rittenhouse Financial Advisers	$65,337	$111,877	$138,577
Barrow, Hanley, Mehwinney & Strauss	N/A	$32,250	$79,062
Carr & Associates	$35,662	$22,493	0
Westwood Asset Management	0	0	$133,442

*	Under an agreement entered into in July, 2004, Barrow Hanley Mawhinney & Strauss assumed the responsibility replacing Carr & Associates for the day-to-day management of the Fixed Income Fund and the Money Market Fund. Under an agreement entered into in February, 2005, Westwood assumed the responsibility replacing Fox Asset Management for the day-to-day management of the Large/Mid-Cap Value Fund.

16 STATEMENT OF ADDITIONAL INFORMATION FOR THE TIMOTHY PLAN FAMILY OF FUNDS

PROXY VOTING PROCEDURES

The Board of Trustees of the Trust has approved proxy voting procedures for the Trust. These procedures set forth guidelines and procedures for the voting of proxies relating to securities held by the Fund. Records of the Fund proxy voting records are maintained and are available for inspection. The Board is responsible for overseeing the implementation of the procedures. Copies of the proxy voting procedures have been filed with the Securities and Exchange Commission, which may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. The procedures are also available on the SEC’s EDGAR database at the SEC’s web site (www.sec.gov). Copies of the procedures can be obtained, after paying a duplicating fee, by electronic request (publicinvest@sec.gov) or by writing the SEC’s Public Reference Section, Washington, DC 20549-0102. A copy will also be sent to you, free of charge, at your request by writing to the Trust at P.O. Box 6110 Indianapolis, IN 46206-6110, or calling toll free at 1-800-662-0201. A summary of the Trust’s Proxy Voting Procedures is also attached to this SAI as Appendix 1.

PRINCIPAL UNDERWRITER

Timothy Partners, Ltd., 1055 Maitland Center Commons., Maitland, FL 32751,acts as the principal underwriter (the “Underwriter”) of the Funds’ shares for the purpose of facilitating the notice filing of shares of the Funds under state securities laws and to assist in sales of shares pursuant to a written underwriting agreement (the “Underwriting Agreement”) approved by the Funds’ Trustees. TPL is not compensated for serving as principal underwriter to the Funds.

In that regard, TPL has agreed at its own expense to qualify as a broker/dealer under all applicable federal or state laws in those states which the Funds shall from time to time identify to TPL as states in which it wishes to offer its shares for sale, in order that state notice filings may be maintained by the Funds.

TPL is a broker/dealer registered with the U.S. Securities and Exchange Commission and is a member in good standing of the National Association of Securities Dealers, Inc.

The Funds shall continue to bear the expense of all filing or registration fees incurred in connection with the notice filing of shares under state securities laws.

The Underwriting Agreement may be terminated by either party upon 60 days’ prior written notice to the other party.

Arthur D. Ally is President, Chairman and Trustee of the Trust. Mr. Ally is also President of Timothy Partners, Ltd. Mr. Ally had over eighteen years experience in the investment industry prior to becoming president of Timothy Plan, having worked for Prudential Bache, Shearson Lehman Brothers and Investment Management & Research. Some or all of these firms may be utilized by an investment manager to execute portfolio trades for a Fund. Neither Mr. Ally nor any affiliated person of the Trust will receive any benefit from such transactions.

The Board of Trustees, during a regularly scheduled meeting on the 21st day of November, 2003, amended the Distribution Agreement with Timothy Partners, Ltd. to include distribution of the Timothy Plan Patriot Fund. In considering Timothy Partners, Ltd as distributor for the Patriot Fund, the Board considered the facts that TPL has served satisfactorily as the distributor for the other funds offered by the Trust and that TPL performs the distribution function at no expense to the Trust or the Trust’s shareholders.

CUSTODIAN

US Bank, 425 Walnut Street, Cincinnati, Ohio 45202, is custodian of the Funds’ investments. The custodian acts as the Funds’ depository, safe-keeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds at the Funds’ request and maintains records in connection with its duties. For its custodial services the bank receives, in addition to certain per transaction fees, the greater of $225 per month per fund or (annualized) 1.20 basis points (.000120) for the first $75 million in assets, 1.0 basis point (.00010) on the next $100 million in assets, and 0.75 basis point (.000075) on all amounts over $175 million in assets.

INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

The firm of Cohen Fund Audit Services, Inc, (fka Cohen, McCurdy, Ltd.), (Cohen) 800 Westpoint Pkwy, Ste 1100, Westlake, OH 44145 has been selected as independent registered public accountants for the Funds for the fiscal year ending December 31, 2006. Cohen, performs an annual audit of the Funds’ financial statements and provides financial, tax and accounting consulting services as requested.

STATEMENT OF ADDITIONAL INFORMATION FOR THE TIMOTHY PLAN FAMILY OF FUNDS	May 1, 2006 (As amended December 01, 2006) 17

ADMINISTRATOR

Unified Fund Services, Inc., (Unified) 431 North Pennsylvania Street, Indianapolis, IN 46204 provides transfer agent, portfolio accounting and administrative services to the Trust pursuant to an Administrative Services Agreement dated December 01, 2006. Prior to that date, under a contract dated May 01, 2003, Citco Mutual Fund Services, Inc., 83 General Warren Blvd., Suite 200, Malvern, PA 19355, (Citco), formerly known as Citco-Quaker Fund Services, Inc, whose offices were formerly located at 1288 Valley Forge Road, Suite 87, Valley Forge, PA 19482 provided the services.

Under the Administrative Services Agreement, Unified: (1) coordinates with the custodian and performs transfer agent services to the Funds; (2) coordinates with, and monitors, any third parties furnishing services to the Funds; (3) provides the Funds with necessary office space, telephones and other communications facilities and personnel competent to perform administrative and clerical functions; (4) supervises the maintenance by third parties of such books and records of the Funds as may be required by applicable federal or state law; (5) prepares or supervises the preparation by third parties of all federal, state and local tax returns and reports of the Funds required by applicable law; (6) prepares and, after approval by the Funds, files and arranges for the distribution of proxy materials and periodic reports to shareholders of the Funds as required by applicable law; (7) reviews and submits to the officers of the Fund for their approval invoices or other requests for payment of the Funds’ expenses and instructs the custodian to issue checks in payment thereof; and (8) takes such other action with respect to the Funds as may be necessary in the opinion of Unified to perform its duties under the agreement. Pursuant to the Agreement, Unified receives a fee of the greater of $800,000 or 0.35% on the first $100 million in assets under management, 0.25% of the next $100 million in assets, 0.13% of the next $200 million in assets, and 0.08% for all over $400 million in assets.

Effective January 02, 2004, the Trust and Citco amended their agreement to include a provision for the services necessary for the Class C shares at a rate of $5000 per month per series. Subsequent to April 30, 2004, the fees associated with the Class C shares were incorporated into the agreement set forth in the preceding paragraph above. During the year ending December 31, 2004, the Trust paid Citco $583,099.

During the year ending December 31, 2005, the Trust paid Citco $785,406.

Annuity Investors Life Insurance Company, 250 East Fifth Street, Cincinnati, Ohio 45202 (“AILIC”) provides certain additional administrative services with respect to shares of the Small-Cap Variable Series purchased to fund variable annuity contracts and held in the AILIC separate accounts. These administrative services are provided pursuant to a Participation Agreement effective as of May 1, 2005 among AILIC, the Trust and TPL.

Under the Participation Agreement, AILIC maintains the records related to Small-Cap Variable Series shares held in the AILIC separate accounts, processes all purchases and redemptions of shares within the accounts, and provides other administrative and shareholder services. For its services, AILIC receives an annual fee from Small-Cap Variable Series equal to 0.25% of the average daily net assets of the Series held in the AILIC separate accounts.

ALLOCATION OF PORTFOLIO BROKERAGE

The Funds’ Adviser and/or investment sub-adviser, when effecting the purchases and sales of portfolio securities for the account of a Fund, will seek execution of trades either (i) at the most favorable and competitive rate of commission charged by any broker, dealer or member of an exchange, or (ii) at a higher rate of commission charges if reasonable in relation to brokerage and research services provided to the Fund or the investment manager by such member, broker, or dealer. Such services may include, but are not limited to, any one or more of the following: information on the availability of securities for purchase or sale, statistical or factual information, or opinions pertaining to investments. The Advisor and each sub-advisor are prohibited from considering brokerage allocation to dealers in consideration of a dealers’ distribution efforts of Portfolio or Fund shares. The Trust has adopted policies and procedures to detect and prohibit brokerage allocation based on broker/dealer fund share sales.

TPL, through the investment managers, is responsible for making the Funds’ portfolio decisions subject to instructions described in the applicable prospectus. TPL has entered into a soft dollar arrangement with UBS Financial Services pursuant to which Prime Consultants, a wholly-owned subsidiary of UBS, prepares and provides certain quarterly research reports to TPL and the Board of Trustees, and provides manager research reports as needed. In exchange, TPL has directed the Funds’ investment sub-advisers to transact a portion of their purchases and sales of securities through UBS Financial Services for so long as and only so long as the service provided and the transactions affected are at commission rates that are competitive with the services and rates charged by other broker/dealers performing the same or similar transactions. The Board of Trustees may, however, impose limitations on the allocation of portfolio brokerage. In exchange for the research, during the most recent fiscal year the sub-advisers executed 170 transactions with UBS for a total amount of brokerage of $68,291.25.

18 STATEMENT OF ADDITIONAL INFORMATION FOR THE TIMOTHY PLAN FAMILY OF FUNDS

Securities held by one Fund may also be held by another Fund or other accounts for which TPL or the investment manager serves as an adviser, or held by TPL or the investment manager for their own accounts. If purchases or sales of securities for a Fund or other entities for which they act as investment adviser or for their advisory clients arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective entities and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of TPL or the investment manager during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

On occasions when TPL or an investment manager deems the purchase or sale of a security to be in the best interests of one Fund or more Funds or other accounts, they may to the extent permitted by applicable laws and regulations, but will not be obligated to, aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for the other Fund or accounts in order to obtain favorable execution and lower brokerage commissions. In that event, allocation of the securities purchased or sold, as well as the expenses incurred in the transaction, will be made by an investment manager in the manner it considers to be most equitable and consistent with its fiduciary obligations to the Funds and to such other accounts. In some cases this procedure may adversely affect the size of the position obtainable for a Fund.

Awad and Associates is a wholly owned subsidiary of Raymond James Financial. Total commissions paid to Raymond James in 2005 were $16,193. Neither Awad, TPL, nor any affiliate of the Fund receives any compensation or other financial benefit from the commissions paid to Raymond James.

The Board of Trustees of the Trust regularly reviews the brokerage placement practices of the investment managers on behalf of the Funds, and reviews the prices and commissions, if any, paid by the Funds to determine if they were reasonable.

The chart below shows the brokerage fees and commissions paid by the Funds for the fiscal years ended December 31 of each period set forth below.

Fund	2002	2003	2004	2005
Small-Cap Value Fund	$122,794	$122,245	$141,000	$160,985
Large/Mid-Cap Value Fund	$40,754	$41,809	$58,965	$162,377
Small-Cap Variable Series	$14,649	$14,029	$13,865	$17,308
Aggressive Growth Fund	$25,599	$31,896	$56,571	$48,745
Large/Mid-Cap Growth Fund	$43,893	$36,433	$57,996	$47,537
Patriot Fund			$1,908	$8322

CODE OF ETHICS

The Trust, the Adviser, the investment managers and the Funds’ underwriter have each adopted a Code of Ethics under Rule 17j-1 of the Investment Company Act of 1940. The personnel subject to the Code are permitted to invest in securities, however, the Adviser’s, Trust’s and underwriter’s employees are prohibited from purchasing securities that are held by the Funds. You may obtain a copy of the Code of Ethics from the Securities and Exchange Commission. Pursuant to Section 406 of the Sarbanes-Oxley Act of 2002, the Trustees amended the Codes of Ethics to accommodate the requirements of Section 406. The amended Codes of Ethics adopted by the Trust, and each sub-adviser, have each been reviewed and ratified by the Board of Trustees.

PURCHASE OF SHARES

The shares of the Timothy Plan Funds are continuously offered by the distributor. Orders will not be considered complete until receipt by the distributor of a completed account application form, and receipt by the custodian of payment for the shares purchased. Once both are received, such orders will be confirmed at the next determined net asset value per share (based upon valuation procedures described in the prospectuses), plus the applicable sales load for Class A shares, as of the close of business of the business day on which the completed order is received, normally 4 p.m. Eastern time. Completed orders received by the Funds after 4 p.m. will be confirmed at the next business day’s price.

TAX-DEFERRED RETIREMENT PLANS

Shares of the Timothy Plan Funds are available to all types of tax-deferred retirement plans such as individual retirement accounts (“IRAs”), employer-sponsored defined contribution plans (including 401(k) plans) and tax-sheltered custodial accounts described in Section 403(b)(7) of the Internal Revenue Code. Qualified investors benefit from the tax-free

STATEMENT OF ADDITIONAL INFORMATION FOR THE TIMOTHY PLAN FAMILY OF FUNDS	May 1, 2006 (As amended December 01, 2006) 19

compounding of income dividends and capital gains distributions. The Timothy Plan Funds sponsor IRAs. Subject to certain income restrictions, individuals, who are active participants in an employer maintained retirement plan are eligible to contribute on a deductible basis to an IRA account. All individuals who have earned income may make nondeductible IRA contributions to the extent that they are not eligible for a deductible contribution. Income earned by an IRA account will continue to be tax deferred.

A special IRA program is available for employers under which the employers may establish IRA accounts for their employees in lieu of establishing tax qualified retirement plans. Known as SEP-IRAs (Simplified Employee Pension-IRA), they free the employer of many of the record keeping requirements of establishing and maintaining a tax qualified retirement plan trust.

If you are entitled to receive a distribution from a qualified retirement plan, you may rollover all or part of that distribution into a Timothy Plan Fund IRA. Your rollover contribution is not subject to the limits on annual IRA contributions. You can continue to defer federal income taxes on your contribution and on any income that is earned on that contribution.

The Timothy Plan Funds also sponsor 403(b)(7) retirement plans. The Funds offer a plan for use by schools, hospitals, and certain other tax-exempt organizations or associations who wish to use shares of the Timothy Plan Funds as a funding medium for a retirement plan for their employees (the “403(b)(7) Plan”). Contributions are made to the 403(b)(7) Plan as a reduction to the employee’s regular compensation. Such contributions, to the extent they do not exceed applicable limitations, are excludable from the gross income of the employee for federal income tax purposes.

The Timothy Plan Funds also offer Roth IRAs. While contributions to a Roth IRA are not currently deductible, the amounts within the accounts accumulate tax-free and qualified distributions will not be included in a shareholder’s taxable income. The contribution limit in 2006 is $4,000 annually ($8,000 for joint returns) in aggregate with contributions to traditional IRAs. Certain catch-up provisions and income phase-outs apply.

In all these plans, distributions of net investment income and capital gains will be automatically reinvested.

All the foregoing retirement plan options require special plan documents. Please call the Timothy Plan at (800) TIM-PLAN (800-846-7526) to obtain information regarding the establishment of retirement plan accounts. In the case of IRAs and 403(b)(7) Plans, under the agreement with Unified, Unified Financial Securities, Inc. acts as the plan custodian and charges $10.00 per social security number and account type in connection with plan establishment and maintenance, of which $5.00 is remitted to the fund underwriter, Timothy Partners, Ltd. These fees are detailed in the plan documents. You should consult with your attorney or other tax adviser for specific advice prior to establishing a plan. Prior to the agreement with Unified, US Bank served as the custodian of the IRA and 403 accounts.

TAX-DEFERRED VARIABLE ANNUITY SERIES

The Timothy Plan Small-Cap Variable Series currently only offers its shares to the Annuity Investors Life Insurance Company. The separate accounts invest in shares of the Timothy Variable Funds in accordance with the allocation instructions received from holders of the VA contracts. Shares of the Variable Series are sold only to existing account holders at net asset value as described in that Fund’s Prospectus.

REDEMPTIONS

The redemption price will be based upon the net asset value per share (subject to any applicable CDSC for Class C shares) next determined after receipt of the redemption request, provided it has been submitted in the manner described below. The redemption price may be more or less than your cost, depending upon the net asset value per Class at the time of redemption. Shares of the Timothy Plan Funds may be redeemed through certain brokers, financial institutions or service organizations, banks and bank trust departments who may charge a transaction fee or other fee for their services at the time of redemption. Such fees would not otherwise be charged if the shares were purchased directly from the Timothy Plan Funds.

Payment for shares tendered for redemption is made by check within seven days after tender in proper form, except that the Funds reserve the right to suspend the right of redemption, or to postpone the date of payment upon redemption beyond seven days: (i) for any period during which the New York Stock Exchange is restricted, (ii) for any period during which an emergency exists as determined by the U.S. Securities and Exchange Commission as a result of which disposal of securities owned by the Funds is not reasonably predictable or it is not reasonably practicable for the Funds fairly to determine the value of its net assets, or (iii) for such other periods as the U.S. Securities and Exchange Commission may by order permit for the protection of shareholders of the Funds.

Pursuant to the Trust’s Agreement and Declaration of Trust, payment for shares redeemed may be made either in cash or in-kind, or partly in cash and partly in-kind. However, the Trust has elected, pursuant to Rule 18f-1 under the 1940 Act, to redeem its shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Trust, during any 90-day period for any one shareholder. Payments in excess of this limit will also be made wholly in cash unless the Board of Trustees believes that economic conditions exist which would make such a practice detrimental to the best interests of the Trust. Any portfolio securities paid or distributed in-kind would be valued as described in the applicable prospectus. In the event that an in-kind distribution is made, a shareholder may incur additional expenses, such as the payment of brokerage commissions, on the sale or other disposition of the securities received from the Funds.

20 STATEMENT OF ADDITIONAL INFORMATION FOR THE TIMOTHY PLAN FAMILY OF FUNDS

In-kind payments need not constitute a cross-section of a Fund’s portfolio. Where a shareholder has requested redemption of all or a part of the shareholder’s investment, and where a Fund completes such redemption in-kind, that Fund will not recognize gain or loss for federal tax purposes, on the securities used to complete the redemption. The shareholder will recognize gain or loss equal to the difference between the fair market value of the securities received and the shareholder’s basis in the Fund shares redeemed.

DEALER TRANSACTION FEES

Dealers may charge their customers a processing or service fee in connection with the purchase or redemption of fund shares. The amount and applicability of such a fee is determined and disclosed to its customers by each individual dealer. Processing or service fees typically are in addition to the sales and other charges described in the prospectus and this statement of additional information. Your dealer will provide you with specific information about any processing or service fees you will be charged.

STATEMENT OF ADDITIONAL INFORMATION FOR THE TIMOTHY PLAN FAMILY OF FUNDS	May 1, 2006 (As amended December 01, 2006) 21

OFFICERS AND TRUSTEES OF THE TRUST

The Trustees and principal executive officers of the Trust and their principal occupations for the past five years are listed below.

INTERESTED TRUSTEES

Name, Age and Address	Position(s) Held With Trust	Term of Office and Length of Time Served	Number of Portfolios in Fund Complex Overseen by Trustee
Arthur D. Ally*	Chairman and President	Indefinite; Trustee and President since 1994	12
1055 Maitland Center Commons Maitland FL 32751

	Principal Occupation During Past 5 Years		Other Directorships Held by Trustee
Born: 1942	President and controlling shareholder of Covenant Funds, Inc. (“CFI”), a holding company. President and general partner of Timothy Partners, Ltd. (“TPL”), the investment adviser and principal underwriter to each Fund. CFI is also the managing general partner of TPL.		None

Name, Age and Address	Position(s) Held With Trust	Term of Office and Length of Time Served	Number of Portfolios in Fund Complex Overseen by Trustee
Joseph E. Boatwright**	Trustee, Secretary	Indefinite; Trustee and Secretary since 1995	12
1410 Hyde Park Drive Winter Park, FL

	Principal Occupation During Past 5 Years		Other Directorships Held by Trustee
Born: 1930	Retired Minister. Currently serves as a consultant to the Greater Orlando Baptist Association. Served as Senior Pastor to Aloma Baptist Church from 1970-1996.		None

Name, Age and Address	Position(s) Held With Trust	Term of Office and Length of Time Served	Number of Portfolios in Fund Complex Overseen by Trustee
Mathew D. Staver**	Trustee	Indefinite; Trustee since 2000	12
P. O. Box 540774 Orlando FL 32854

	Principal Occupation During Past 5 Years		Other Directorships Held by Trustee
Born: 1956	Attorney specializing in free speech, appellate practice and religious liberty constitutional law. Founder of Liberty Counsel, a religious civil liberties education and legal defense organization. Host of two radio programs devoted to religious freedom issues. Editor of a monthly newsletter devoted to religious liberty topics. Mr. Staver has argued before the United States Supreme Court and has published numerous legal articles.		None

*	Mr. Ally is an “interested” Trustee, as that term is defined in the 1940 Act, because of his positions with and financial interests in CFI and TPL.
**	Messrs. Boatwright, and Staver are “interested” Trustees, as that term is defined in the 1940 Act, because each has a limited partnership interest in TPL.

22 STATEMENT OF ADDITIONAL INFORMATION FOR THE TIMOTHY PLAN FAMILY OF FUNDS

INDEPENDENT TRUSTEES

Name, Age and Address	Position(s) Held With Trust	Term of Office and Length of Time Served	Number of Portfolios in Fund Complex Overseen by Trustee
Richard W. Copeland	Trustee	Trustee from 2005, new as of 2/25/2005	12
631 Palm Springs Drive Altamonte Springs, FL 32701

	Principal Occupation During Past 5 Years		Other Directorships Held by Trustee
Born: 1947	Principal of Richard W. Copeland, Attoney at Law for 31 years specializing in tax and estate planning. B.A. from Mississippi College, JD and LLM Taxation from University of Miami. Associate Professor Stetson University for past 29 years.		None

Name, Age and Address	Position(s) Held With Trust	Term of Office and Length of Time Served	Number of Portfolios in Fund Complex Overseen by Trustee
Bill Johnson	Trustee	Trustee from 2005, new as of 2/25/2005	12
903 S. Stewart Street Fremont, MI 48412

	Principal Occupation During Past 5 Years		Other Directorships Held by Trustee
Born: 1946	President (and Founder) of American Decency Association, Freemont, MI since 1999. Previously served as Michigan State Director for American Family Association (1987-1999). Previously a public school teacher for 18 years. B.S. from Michigan State University and a Masters of Religious Education from Grand Rapids Baptist Seminary.		None

Name, Age and Address	Position(s) Held With Trust	Term of Office and Length of Time Served	Number of Portfolios in Fund Complex Overseen by Trustee
Kathryn Tindal Martinez	Trustee	Trustee from 2005, new as of 2/25/2005	12
4398 New Broad Street Orlando, FL 32814

	Principal Occupation During Past 5 Years		Other Directorships Held by Trustee
Born: 1949	Served on board of directors from 1991 to present, including House of Hope, B.E.T.A., Childrens’ Home Society, and Susan B. Anthony List. Previously a private school teacher and insurance adjuster. B.A. received from Florida State University State University and MAT from Rollins College, FL.		None

Name, Age and Address	Position(s) Held With Trust	Term of Office and Length of Time Served	Number of Portfolios in Fund Complex Overseen by Trustee
John C. Mulder	Trustee	Trustee from 2005, new as of 2/25/2005	12
2925 Professional Place Colorado Springs, CO 80904

	Principal Occupation During Past 5 Years		Other Directorships Held by Trustee
Born: 1950	President Christian Community Foundation and National Foundation since 2001. Prior: 22 years of executive experience for a group of banks and a trust company. B.A. in Economics from Wheaton College and MBA from University of Chicago.		None

STATEMENT OF ADDITIONAL INFORMATION FOR THE TIMOTHY PLAN FAMILY OF FUNDS	May 1, 2006 (As amended December 01, 2006) 23

Name, Age and Address	Position(s) Held With Trust	Term of Office and Length of Time Served	Number of Portfolios in Fund Complex Overseen by Trustee
Charles E. Nelson	Trustee	Indefinite; Trustee since 2000	12
1145 Cross Creek Circle Altamonte Springs, FL

	Principal Occupation During Past 5 Years		Other Directorships Held by Trustee
Born: 1934	Certified Public Accountant. Director of Operations, National Multiple Sclerosis Society Mid Florida Chapter. Formerly Director of Finance, Hospice of the Comforter, Inc. Formerly Comptroller, Florida United Methodist Children’s Home, Inc. Formerly Credit Specialist with the Resolution Trust Corporation and Senior Executive Vice President, Barnett Bank of Central Florida, N.A. Formerly managing partner, Arthur Andersen, CPA firm, Orlando, Florida branch.		None

Name, Age and Address	Position(s) Held With Trust	Term of Office and Length of Time Served	Number of Portfolios in Fund Complex Overseen by Trustee
Wesley W. Pennington	Trustee	Indefinite; Trustee since 1994	12
442 Raymond Avenue Longwood, FL

	Principal Occupation During Past 5 Years		Other Directorships Held by Trustee
Born: 1930	Retired Air Force Officer. Past President, Westwind Holdings, Inc., a development company, since 1997. Past President and controlling shareholder, Weston, Inc., a fabric treatment company, form 1979-1997. President, Designer Services Group 1980-1988.		None

Name, Age and Address	Position(s) Held With Trust	Term of Office and Length of Time Served	Number of Portfolios in Fund Complex Overseen by Trustee
Scott Preissler, Ph.D.	Trustee	Indefinite; New as of 1/1/04	12
608 Pintail Place Flower Mound TX 75028

	Principal Occupation During Past 5 Years		Other Directorships Held by Trustee
Born: 1960	President and CEO of Christian Stewardship Association where he has been affiliated for the past 14 years.		None

Name, Age and Address	Position(s) Held With Trust	Term of Office and Length of Time Served	Number of Portfolios in Fund Complex Overseen by Trustee
Alan M. Ross	Trustee	Indefinite; New as of 1/1/04	12
11210 West Road Roswell, Ga 30075

	Principal Occupation During Past 5 Years		Other Directorships Held by Trustee
Born: 1951	Founder and CEO of Corporate Development Institute which he founded five years ago. Previously he served as President and CEO of Fellowship of Companies for Christ and has authored three books: Beyond World Class, Unconditional Excellence, Breaking Through to Prosperity.		None

Name, Age and Address	Position(s) Held With Trust	Term of Office and Length of Time Served	Number of Portfolios in Fund Complex Overseen by Trustee
Dr. David J. Tolliver	Trustee	Trustee from 2005, new as of 2/25/2005	12
4000 E. Maplewood Drive Excelsior Springs, MO 64024

	Principal Occupation During Past 5 Years		Other Directorships Held by Trustee
Born: 1951	Senior Pastor Pisgah Baptist Church, Excelsior Springs, MO since 1999. Previously pastored three churches in St. Louis, MO area (1986-1999). Currently serves on Board of Trustees Midwestern Baptist Theological Seminary. Past President Missouri Baptist Convention (2003-2004)		None

24 STATEMENT OF ADDITIONAL INFORMATION FOR THE TIMOTHY PLAN FAMILY OF FUNDS

The officers conduct and supervise the daily business operations of the Funds, while the Trustees, in addition to functions set forth under “Investment Adviser,” “Investment Manager,” and “Underwriter,” review such actions and decide on general policy. Compensation to officers and Trustees of the Funds who are affiliated with TPL is paid by TPL, and not by the Fund. Beginning with the August meeting and during the remainder of the fiscal year ended December 31, 2005, the Timothy Plan Funds paid compensation at the rate of $500 per meeting attended to its Independent Trustees.

The Trust has an Audit Committee that is composed of three of the independent Trustees listed below. Pursuant to Section 407 of the Sarbanes-Oxley Act of 2002, Mr. Nelson serves on the audit committee in the capacity of audit committee financial expert as that term is defined in the Act, and Mr. Pennington serves as the Chair of the committee. The Audit Committee, which was comprised of every independent Trustee in 2005, met one time during the fiscal year ended December 31, 2005. The function of the Audit Committee is to oversee the Trust’s accounting and financial reporting policies, practices and internal controls.

The following table sets forth information about the Trustees and the dollar range of shares of the Timothy Plan Family of Funds owned by each Trustee:

Trustees, for their services to the Fund, may purchase class A shares at Net Asset Value; commissions normally charged on A share purchases are waived.

Name of Person	Dollar Range of Equity Securities each Fund		Funds overseen by Director in the Timothy Plan Family of Funds
Interested Trustees
Arthur D. Ally			$1 – $10,000
	Small Cap Value Fund	$1 - $10,000
	Conservative Growth Fund	$1 - $10,000
	Fixed Income Fund	$1 - $10,000
	Large / Mid Cap Value Fund	$1 - $10,000
	Strategic Growth Fund	$1 - $10,000
	Large / Mid Cap Growth Fund	$1 - $10,000
	Aggressive Growth	$1 - $10,000
Joseph E. Boatwright			Over $100,000
	Small Cap Value Fund	$50,000 - $100,000
	Large / Mid Cap Value Fund	$50,000 - $100,000
	Money Market Fund	$50,000 - $100,000
	Fixed Income Fund	$50,000 - $100,000
	Conservative Growth Fund	$50,000 - $100,000
	Strategic Growth Fund	$50,000 - $100,000
Mathew D. Staver			$50,000 – $100,000
	Small Cap Value Fund	Over $100,000
	Strategic Growth Fund	Over $100,000
	Conservative Growth Fund	Over $100,000
Independent Trustees
Richard W. Copeland	None		None
Bill Johnson	None		None
Kathryn Tindal Martinez	None		None
John C. Mulder	None		None
Dr. David J. Tolliver			$10,001 – $50,000
	Small Cap Value Fund	$10,000 - $50,000
Charles E. Nelson	None		None
Wesley W. Pennington			$10,001 – $50,000
	Small Cap Value Fund	$10,000 - $50,000
	Large / Mid Cap Value Fund	$10,000 - $50,000
Scott Preissler, Ph.D.	None		None
Alan M. Ross	None		None

STATEMENT OF ADDITIONAL INFORMATION FOR THE TIMOTHY PLAN FAMILY OF FUNDS	May 1, 2006 (As amended December 01, 2006) 25

Interested Trustees receive no compensation for their services. Compensation for the Independent Trustees was initiated by the Trust for the first time in June, 2005. Independent Trustees were compensated at the rate of $500 per meeting attended subsequent to June. Trustee remuneration during the past calendar year is set forth in the following table.

Name of Person, Position	Aggregate Compensation from Funds	Pension or Retirement Benefits Accrued As Part of Funds Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund and Fund Complex Paid to Directors
Interested Trustees
Arthur D. Ally, Chairman	0	0	0	0
Joseph E. Boatwright, Secretary	0	0	0	0
Mathew D. Staver, Trustee	0	0	0	0
Independent Trustees
Richard W. Copeland	1,000	0	0	1,000
Bill Johnson	1,000	0	0	1,000
Kathryn Tindal Martinez	1,000	0	0	1,000
John C. Mulder	500	0	0	500
Dr. David J. Tolliver	1,000	0	0	1,000
Charles E. Nelson, Trustee	1,000	0	0	1,000
Wesley W. Pennington, Trustee	1,000	0	0	1,000
Scott Preissler, Ph.D.	1,000	0	0	1,000
Alan M. Ross	1,000	0	0	1,000

DISTRIBUTION PLANS

The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (collectively, the “Plans”) for each Class offered by a Fund (other than the Money Market Fund and the Small-Cap Variable Series) whereby the Fund may pay up to a maximum of 0.25% for Class A shares, and up to a maximum of 1.00% for Class C shares (of which, up to 0.25% may be service fees to be paid by each respective class of shares to TPL, dealers and others, for providing personal service and/or maintaining shareholder accounts) per annum of its average daily net assets for expenses incurred by the Underwriter in the distribution of the Timothy Plan Funds’ shares. The fees are paid on a monthly basis, based on a Fund’s average daily net assets attributable to such class of shares.

Pursuant to the Plans, TPL, as underwriter, is paid a fee each month (up to the maximum of 0.25% for Class A shares and 1.00% for Class C shares per annum of average net assets of each Timothy Plan Fund) for expenses incurred in the distribution and promotion of the shares, including but not limited to, printing of prospectuses and reports used for sales purposes, preparation and printing of sales literature and related expenses, advertisements, and other distribution-related expenses as well as any distribution or service fees paid to securities dealers or others who have executed a dealer agreement with the underwriter. Any expense of distribution in excess of 0.25% for Class A shares or 1.00% for Class C shares per annum will be borne by TPL without any additional payments by the Traditional Funds. You should be aware that it is possible that Plan accruals will exceed the actual expenditures by TPL for eligible services. Accordingly, such fees are not strictly tied to the provision of such services.

The Trustees, pursuant to Rule 12b-1 under the 1940 Act, after considering the purpose and success of the distribution fees for the Funds, voted unanimously to amend the existing distribution plan to include the Patriot Fund. As amended, the Funds will pay TPL a 12b-1 fee each month, as underwriter of the Patriot Fund at the maximum rate allowed, which is 0.25% per annum on Class A shares, and 1.00% per annum on Class C shares.

Class A shares of the Asset Allocation Funds have adopted a Rule 12b-1 Plan that permits the Funds to pay a 12b-1 service fee of up to 0.25% per annum of the net assets of the Class A shares, however, as a result of the Board’s recommendation, the Trust presented the shareholders a proxy authorizing the Class A 12b-1 fee to be reduced from 0.25% to 0.0%, which the shareholders approved at a shareholders’ meeting held on the 5th day of December, 2003. Class B shares, which are no longer offered by the Trust, and Class C shares of the Asset Allocation Funds have adopted Rule 12b-1 Plans that permit the Funds to pay 12b-1 distribution and service fees of up to 1.00% per annum of the net assets of the Class C shares. By shareholder vote on the 5th day of December, 2003, the Class B 12b-1 fee was reduced from 1.00% to 0.75%.

26 STATEMENT OF ADDITIONAL INFORMATION FOR THE TIMOTHY PLAN FAMILY OF FUNDS

For the fiscal year ended December 31, 2005, TPL was compensated for distribution-related expenses by the Funds as follows:

Name of Fund	Class A	Class B(1)	Class C(2)
Aggressive Growth Fund	$40,726	$13,513	$9,839
Large/Mid-Cap Growth Fund	$111,989	$23,541	$12,133
Small-Cap Value Fund	$112,382	$166,549	$18,574
Large/Mid-Cap Value Fund	$121,885	$59,975	$20,056
Patriot Fund	$2,915	N/A	$4,378
Fixed-Income Fund	$63,317	$34,586	$14,098
Strategic Growth Fund	N/A	$131,070	$26,933
Conservative Growth Fund	N/A	$90,471	$28,706

*	Class C Shares were not offered prior to December 31, 2003. Class B shares are included for purposes of properly disclosing fees paid, but Class B shares are no longer offered to the public.
(1)	Includes .25% service fee.

The Plans also provide that to the extent that the Funds, TPL, the investment managers, or other parties on behalf of the Funds, TPL, or the investment managers make payments that are deemed to be payments for the financing of any activity primarily intended to result in the sale of shares issued by the Funds within the context of Rule 12b-1, such payments shall be deemed to be made pursuant to the Plans.

The Board of Trustees has determined that a consistent cash flow resulting from the sale of new shares is necessary and appropriate to meet redemptions and to take advantage of buying opportunities without having to make unwarranted liquidations of portfolio securities. The Board therefore believes that it will likely benefit the Funds to have moneys available for the direct distribution activities of TPL in promoting the sale of the Funds’ shares, and to avoid any uncertainties as to whether other payments constitute distribution expenses on behalf of the Funds. The Trustees, including the non-interested Trustees, have concluded that in the exercise of their reasonable business judgment and in light of their fiduciary duties, there is a reasonable likelihood that the Plans will benefit the Funds and their shareholders.

The Plans have been approved by the Board of Trustees, including all of the Trustees who are non-interested persons as defined in the 1940 Act. The Plans must be renewed annually by the Board of Trustees, including a majority of the Trustees who are non-interested persons of the Funds and who have no direct or indirect financial interest in the operation of the Plans. The votes must be cast in person at a meeting called for that purpose. It is also required that the selection and nomination of such Trustees be done by the non-interested Trustees. The Plans and any related agreements may be terminated at any time, without any penalty: 1) by vote of a majority of the non-interested Trustees on not more than 60 days’ written notice, 2) by the Underwriter on not more than 60 days’ written notice, 3) by vote of a majority of a Fund’s outstanding shares, on 60 days’ written notice, and 4) automatically by any act that terminates the Underwriting Agreement with TPL. TPL or any dealer or other firm may also terminate their respective agreements at any time upon written notice.

The Plans and any related agreement may not be amended to increase materially the amounts to be spent for distribution expenses without approval by a majority of a Fund’s outstanding shares, and all material amendments to the Plans or any related agreements shall be approved by a vote of the non-interested Trustees, cast in person at a meeting called for the purpose of voting on any such amendment.

TPL is required to report in writing to the Board of Trustees of the Funds, at least quarterly, on the amounts and purpose of any payment made under the Plans, as well as to furnish the Board with such other information as may reasonably be requested in order to enable the Board to make an informed determination of whether the Plans should be continued.

TAXATION

The Timothy Plan Funds intend to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).

In order to so qualify, a Fund must, among other things (i) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale of securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; (ii) distribute at least 90% of its dividends, interest and certain other taxable income each year; and (iii) at the end of each fiscal quarter maintain at least 50% of the value of its total assets in cash, government securities, securities of other regulated investment companies, and other securities of issuers which represent, with respect to each issuer, no more than 5% of the value of a Fund’s total assets and 10% of the outstanding voting securities of such issuer,

STATEMENT OF ADDITIONAL INFORMATION FOR THE TIMOTHY PLAN FAMILY OF FUNDS	May 1, 2006 (As amended December 01, 2006) 27

and with no more than 25% of its assets invested in the securities (other than those of the government or other regulated investment companies) of any one issuer or of two or more issuers which a Fund controls and which are engaged in the same, similar or related trades and businesses.

To the extent each Fund qualifies for treatment as a regulated investment company, it will not be subject to federal income tax on income and net capital gains paid to shareholders in the form of dividends or capital gains distributions.

An excise tax at the rate of 4% will be imposed on the excess, if any, of each Fund’s “required distributions” over actual distributions in any calendar year. Generally, the “required distribution” is 98% of a Fund’s ordinary income for the calendar year plus 98% of its capital gain net income recognized during the one-year period ending on October 31 plus undistributed amounts from prior years. Each Fund intends to make distributions sufficient to avoid imposition of the excise tax. Distributions declared by a Fund during October, November or December to shareholders of record during such month and paid by January 31 of the following year will be taxable to shareholders in the calendar year in which they are declared, rather than the calendar year in which they are received.

If shares of a Fund are purchased within 30 days before or after redeeming other shares of the Fund at a loss, all or a portion of that loss will not be deductible and will increase the basis of the newly purchased shares.

Shareholders will be subject to federal income taxes on distributions made by a Fund whether received in cash or additional shares of the Fund. Distributions of net investment income and net short-term capital gains, if any, will be taxable to shareholders as ordinary income. Distributions of net long-term capital gains, if any, will be taxable to shareholders as long-term capital gains, without regard to how long a shareholder has held shares of the Fund. A loss on the sale of shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain dividend paid to the shareholder with respect to such shares. A redemption of a Fund’s shares will result in a taxable gain or loss to the redeeming shareholder, depending on whether the redemption proceeds are more or less than the shareholder’s adjusted basis for the redeemed shares (which normally includes any sales charge paid on Class A shares). An exchange of shares of any Fund for shares of another Fund generally will have similar tax consequences. However, special rules apply when a shareholder disposes of Class A shares of a Fund through a redemption or exchange within 90 days after purchase thereof and subsequently reacquires Class A shares of that Fund or of another Timothy Plan Fund without paying a sales charge due to the 90-day reinstatement or exchange privileges. In these cases, any gain on the disposition of the original Class A shares will be increased, or loss decreased, by the amount of the sales charge paid when those shares were acquired, and that amount will increase the basis of the shares subsequently acquired. In addition, if shares of a Fund are purchased (whether pursuant to the reinstatement privilege or otherwise) within 30 days before or after redeeming other shares of that Fund (regardless of class) at a loss, all or a portion of that loss will not be deductible and will increase the basis of the newly purchased shares. Dividends eligible for designation under the dividends received deduction and paid by a Fund may qualify in part for the 70% dividends received deduction for corporations provided, however, that those shares have been held for at least 45 days.

The Trust will notify shareholders each year of the amount of dividends and distributions, including the amount of any distribution of long-term capital gains, and the portion of its dividends which may qualify for the 70% deduction.

By law, each Fund must withhold a percentage (30% during calendar year 2004) of your taxable distributions and proceeds (“backup withholding”) if you do not provide your correct social security or taxpayer identification number, or if the IRS instructs the Fund to do so. The withholding provision generally does not apply to nonresident aliens. Ordinarily, distributions and redemption proceeds earned by a Fund’s Shareholders are not subject to withholding of federal income tax. However, if a shareholder fails to furnish a tax identification number or social security number, or certify under penalties of perjury that such number is correct, the Fund may required to withhold federal income tax from all dividend, capital gain and/or redemption payments to such shareholder. Dividends and capital gain distributions may also be subject to back-up withholding if a shareholder fails to certify under penalties of perjury that such shareholder is not subject to back withholding due to the underreporting of certain income. These certifications are contained in the purchase application enclosed with the Prospectus.

The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations currently in effect. For the complete provisions, reference should be made to the pertinent Code sections and regulations. The Code and regulations are subject to change by legislative or administrative action at any time, and retroactively.

Each class of shares of the Timothy Plan Funds will share proportionately in the investment income and expenses of that Fund, except that each class will incur different distribution expenses.

Dividends and distributions also may be subject to state and local taxes.

Shareholders are urged to consult their tax advisers regarding specific questions as to federal, state and local taxes.

28 STATEMENT OF ADDITIONAL INFORMATION FOR THE TIMOTHY PLAN FAMILY OF FUNDS

GENERAL INFORMATION

MISCELLANEOUS

As of March 31, 2006, the following persons owned 5% or more of a Class of shares of a Fund or of the total outstanding shares of a Fund.

HOLDERS OF MORE THAN 5% OF EACH FUND’S SHARES

Name of Shareholder	Name of Fund in which Shares Held	Share Class Owned	Number of Shares Owned	% Ownership of Share Class
NFS LLC FEBO	Timothy Plan Aggressive Growth Fund	Class A	1,637,002.3530	61.42%
NFS LLC FEBO	Timothy Plan Fixed Income Fund	Class A	1,954,678.4430	62.07%
NFSC	Timothy Plan Fixed Income Fund	Class B	23,449.4080	7.49%
Minogue/ NFSA	Timothy Plan Fixed Income Fund	Class B	23,567.5030	7.53%
S&K Products Company	Timothy Plan Fixed Income Fund	Class C	15,505.2410	7.46%
H.R. Stachler Construction	Timothy Plan Fixed Income Fund	Class C	17,584.4150	8.47%
NFS LLC FEBO	Timothy Plan Large/Mid Cap Growth Fund	Class A	4,966,195.2680	60.28%
NFS LLC FEBO	Timothy Plan Large/Mid-Cap Value Fund	Class A	2,517,929.9510	53.84%
Jonathan Byrd	Timothy Plan Patriot Fund	Class A	10,000.0000	7.38%
Jack L Dewitt Retain	Timothy Plan Patriot Fund	Class A	20,618.5570	15.21%
Altgelt Joan	Timothy Plan Patriot Fund	Class C	7,778.9150	12.30%
Capinco	Timothy Plan Money Market Fund	No-Load	1,616,957.1300	29.14%
Mitchell Family Irrevocable Trust	Timothy Plan Money Market Fund	No-Load	491,205.1900	8.85%
NFS LLC FEBO	Timothy Plan Small-Cap Value Fund	Class A	1,519,754.1970	46.70%
S & K Products	Timothy Plan Small-Cap Value Fund	Class C	9,617.2560	5.23%
H.R. Stachler Construction	Timothy Plan Small-Cap Value Fund	Class C	15,000.4060	8.16%
Annuity Investors Life, FBO Annuity Investors	Timothy Plan Small-Cap Variable Series	No-Load	293,858.9430	100.00%

For the purposes of ownership, “control” means the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. A controlling ownership may be detrimental to the other shareholders of the company.

Class B shares are no longer offered for sale by the Trust.

STATEMENT OF ADDITIONAL INFORMATION FOR THE TIMOTHY PLAN FAMILY OF FUNDS	May 1, 2006 (As amended December 01, 2006) 29

PERFORMANCE

Performance information for the shares of the Timothy Plan Funds will vary due to the effect of expense ratios on the performance calculations.

Current yield and total return may be quoted in advertisements, shareholder reports or other communications to shareholders. Yield is the ratio of income per share derived from a Fund’s investments to a current maximum offering price expressed in terms of percent. The yield is quoted on the basis of earnings after expenses have been deducted. Total return is the total of all income and capital gains paid to shareholders, assuming reinvestment of all distributions, plus (or minus) the change in the value of the original investment, expressed as a percentage of the purchase price. Occasionally, a Fund may include their distribution rates in advertisements. The distribution rate is the amount of distributions per share made by a Fund over a 12-month period divided by the current maximum offering price.

U.S. Securities and Exchange Commission (“Commission”) rules require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by a Fund be accompanied by certain standardized performance information computed as required by the Commission. Current yield and total return quotations used by a Fund are based on the standardized methods of computing performance mandated by the Commission. An explanation of those and other methods used by the Funds to compute or express performance follows.

As the following formula indicates, the average annual total return is determined by multiplying a hypothetical initial purchase order of $1,000 by the average annual compound rate of return (including capital appreciation/depreciation and dividends and distributions paid and reinvested) for the stated period less any fees charged to all shareholder accounts and annualizing the result. The calculation assumes the maximum sales load is deducted from the initial $1,000 purchase order and that all dividends and distributions are reinvested at the net asset value on the reinvestment dates during the period. The quotation assumes the account was completely redeemed at the end of each one, five and ten-year period and assumes the deduction of all applicable charges and fees. According to the Commission formula:

P(1+T)[n] = ERV

Where:	P	=	a hypothetical initial payment of $1,000.

	T	=	average annual total return.

	N	=	number of years.

	ERV	=	ending redeemable value of a hypothetical $1,000 payment made at the beginning of the one, five or ten-year periods, determined at the end of the one, five or ten-year periods (or fractional portion thereof).

The advertised after-tax returns for a class of a fund are calculated by equaling an initial amount invested in a class of a fund to the ending value, according to the following formulas :

After taxes on Distributions:			P(1+T)[n] = ATVD

After Taxes on Distributions and Redemption:			P(1+T)[n] - ATVDR

Where	P	=	a hypothetical initial payment of $1000
	T	=	average annual return (after taxes on distributions or after taxes on distributions and redemptions as applicable
	n	=	number of years
	ATVD	=	ending value of a hypothetical $1000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on redemption.
	ATVDR	=	ending value of a hypothetical $1000 payment made at the beginning of the 1-, 5-, 10-year periods at the end of the 1-, 5-, 10—year periods (or financial portion) after taxes on fund distributions and redemption.

30 STATEMENT OF ADDITIONAL INFORMATION FOR THE TIMOTHY PLAN FAMILY OF FUNDS

Based on these formulas, annualized total returns were as follows for the periods and Funds indicated:

	Average Annual Returns (as of 12/ 31/ 2005)
	1-Year	3-Year	5-Year	10-Year	Since Inception	Inception Date
Timothy Aggressive Growth - Class A
Pre-Tax	8.73%	18.34%	-1.98%	N/A	-5.21%	Oct 5, 00
Pre-Liquidation After-Tax	2.60%	16.12%	-3.09%	N/A	-6.23%	Oct 5, 00
Post-Liquidation After-Tax	2.41%	14.10%	-2.54%	N/A	-5.13%	Oct 5, 00
Timothy Aggressive Growth - Class B
Pre-Tax	7.82%	17.50%	-2.72%	N/A	-5.89%	Oct 9, 00
Pre-Liquidation After-Tax	2.43%	16.62%	-2.98%	N/A	-5.95%	Oct 9, 00
Post-Liquidation After-Tax	2.36%	14.56%	-2.45%	N/A	-4.90%	Oct 9, 00
Timothy Aggressive Growth - Class C
Pre-Tax	7.96%	N/A	N/A	N/A	8.36%	Feb 3, 04
Pre-Liquidation After-Tax	6.56%	N/A	N/A	N/A	8.15%	Feb 3, 04
Post-Liquidation After-Tax	5.05%	N/A	N/A	N/A	7.14%	Feb 3, 04
Timothy Conservative Growth - Class A
Pre-Tax	5.56%	10.53%	2.14%	N/A	1.99%	Oct 5, 00
Pre-Liquidation After-Tax	0.00%	8.46%	0.98%	N/A	0.88%	Oct 5, 00
Post-Liquidation After-Tax	0.00%	7.36%	0.89%	N/A	0.80%	Oct 5, 00
Timothy Conservative Growth - Class B
Pre-Tax	4.72%	9.69%	1.35%	N/A	1.26%	Oct 9, 00
Pre-Liquidation After-Tax	-0.28%	8.74%	1.09%	N/A	1.19%	Oct 9, 00
Post-Liquidation After-Tax	-0.18%	7.60%	0.98%	N/A	1.06%	Oct 9, 00
Timothy Conservative Growth - Class C
Pre-Tax	4.71%	N/A	N/A	N/A	5.00%	Feb 3, 04
Pre-Liquidation After-Tax	3.71%	N/A	N/A	N/A	4.85%	Feb 3, 04
Post-Liquidation After-Tax	2.41%	N/A	N/A	N/A	4.25%	Feb 3, 04
Timothy Fixed Income - Class A
Pre-Tax	1.11%	3.40%	5.34%	N/A	4.38%	Jul 14, 99
Pre-Liquidation After-Tax	-4.37%	0.86%	3.09%	N/A	2.24%	Jul 14, 99
Post-Liquidation After-Tax	-2.03%	1.17%	3.06%	N/A	2.31%	Jul 14, 99
Timothy Fixed Income - Class B
Pre-Tax	0.47%	2.64%	4.28%	N/A	3.72%	Aug 5, 99
Pre-Liquidation After-Tax	-5.39%	0.79%	2.90%	N/A	2.35%	Aug 5, 99
Post-Liquidation After-Tax	-2.81%	1.05%	2.86%	N/A	2.39%	Aug 5, 99
Timothy Fixed Income - Class C
Pre-Tax	0.47%	N/A	N/A	N/A	1.35%	Feb 3, 04
Pre-Liquidation After-Tax	-1.53%	N/A	N/A	N/A	0.23%	Feb 3, 04
Post-Liquidation After-Tax	-0.27%	N/A	N/A	N/A	0.52%	Feb 3, 04
Timothy Lg Mid Cap Growth - Class A
Pre-Tax	3.44%	10.42%	-6.00%	N/A	-6.78%	Oct 5, 00
Pre-Liquidation After-Tax	-1.98%	8.48%	-7.01%	N/A	-7.73%	Oct 5, 00
Post-Liquidation After-Tax	-1.29%	7.30%	-5.81%	N/A	-6.39%	Oct 5, 00
Timothy Lg Mid Cap Growth - Class B
Pre-Tax	2.77%	9.63%	-6.62%	N/A	-7.40%	Oct 9, 00
Pre-Liquidation After-Tax	-2.23%	8.79%	-6.81%	N/A	-7.41%	Oct 9, 00
Post-Liquidation After-Tax	-1.45%	7.56%	-5.66%	N/A	-6.13%	Oct 9, 00
Timothy Lg Mid Cap Growth - Class C
Pre-Tax	2.61%	N/A	N/A	N/A	N/A	3-Feb-04
Pre-Liquidation After-Tax	1.61%	N/A	N/A	N/A	N/A	3-Feb-04
Post-Liquidation After-Tax	1.04%	N/A	N/A	N/A	N/A	3-Feb-04
Timothy Lg Mid Cap Value - Class A
Pre-Tax	19.42%	18.46%	7.00%	N/A	6.82%	Jul 14, 99
Pre-Liquidation After-Tax	10.76%	15.53%	5.37%	N/A	5.52%	Jul 14, 99
Post-Liquidation After-Tax	11.78%	14.20%	5.04%	N/A	5.11%	Jul 14, 99
Timothy Lg Mid Cap Value - Class B
Pre-Tax	18.56%	17.56%	6.17%	N/A	6.01%	Jul 15, 99
Pre-Liquidation After-Tax	10.78%	15.93%	5.50%	N/A	5.58%	Jul 15, 99
Post-Liquidation After-Tax	12.32%	14.62%	5.17%	N/A	5.17%	Jul 15, 99
Timothy Lg Mid Cap Value - Class C
Pre-Tax	18.53%	N/A	N/A	N/A	N/A	Feb 3, 04
Pre-Liquidation After-Tax	14.85%	N/A	N/A	N/A	N/A	Feb 3, 04
Post-Liquidation After-Tax	14.96%	N/A	N/A	N/A	N/A	Feb 3, 04

Class C shares commenced operations and were first offered to the investing public on the 2nd day of January, 2004.

STATEMENT OF ADDITIONAL INFORMATION FOR THE TIMOTHY PLAN FAMILY OF FUNDS	May 1, 2006 (As amended December 01, 2006) 31

	Average Annual Returns (as of 12/ 31/ 2005)
	1-Year	3-Year	5-Year	10-Year	Since Inception	Inception Date
Timothy Plan Annuity Shares Class A
Pre-Tax	-0.66%	16.04%	7.55%	N/A	8.93%	May 28, 98
Pre-Liquidation After-Tax	1.09%	13.91%	6.33%	N/A	7.62%	May 28, 98
Post-Liquidation After-Tax	4.55%	22.13%	8.22%	N/A	6.62%	May 28, 98
Timothy Small Cap Value - Class A
Pre-Tax	-1.01%	15.32%	6.31%	7.60%	6.85%	Mar 24, 94
Pre-Liquidation After-Tax	-6.34%	12.52%	4.74%	6.34%	5.68%	Mar 24, 94
Post-Liquidation After-Tax	-3.83%	11.34%	4.37%	5.91%	5.32%	Mar 24, 94
Timothy Small Cap Value - Class B
Pre-Tax	-1.77%	14.45%	5.50%	7.20%	6.92%	Aug 25, 95
Pre-Liquidation After-Tax	-6.74%	12.88%	4.87%	6.52%	6.13%	Aug 25, 95
Post-Liquidation After-Tax	-4.05%	11.70%	4.51%	6.08%	5.74%	Aug 25, 95
Timothy Small Cap Value - Class C
Pre-Tax	-1.84%	N/A	N/A	N/A	3.11%	Feb 3, 04
Pre-Liquidation After-Tax	-2.91%	N/A	N/A	N/A	2.00%	Feb 3, 04
Post-Liquidation After-Tax	-1.56%	N/A	N/A	N/A	2.50%	Feb 3, 04
Timothy Strategic Growth - Class A
Pre-Tax	6.25%	13.70%	-0.61%	N/A	-1.34%	Oct 5, 00
Pre-Liquidation After-Tax	0.66%	11.60%	-1.72%	N/A	-2.39%	Oct 5, 00
Post-Liquidation After-Tax	0.43%	10.07%	-1.42%	N/A	-1.98%	Oct 5, 00
Timothy Strategic Growth - Class B
Pre-Tax	5.49%	12.81%	-1.33%	N/A	-2.02%	Oct 9, 00
Pre-Liquidation After-Tax	0.49%	11.94%	-1.57%	N/A	-2.06%	Oct 9, 00
Post-Liquidation After-Tax	0.32%	10.37%	-1.30%	N/A	-1.71%	Oct 9, 00
Timothy Strategic Growth - Class C
Pre-Tax	5.61%	N/A	N/A	N/A	6.04%	Feb 3, 04
Pre-Liquidation After-Tax	4.60%	N/A	N/A	N/A	5.92%	Feb 3, 04
Post-Liquidation After-Tax	2.99%	N/A	N/A	N/A	5.14%	Feb 3, 04
Timothy Money Market Shares Class A
Pre-Tax	2.48%	1.34%	1.63%	N/A	2.35%	Jul 9, 99
Pre-Liquidation After-Tax	1.60%	0.91%	1.05%	N/A	1.47%	Jul 9, 99
Post-Liquidation After-Tax	1.60%	0.91%	1.05%	N/A	1.47%	Jul 9, 99
Timothy Plan Patriot Fund - Class A
Pre-Tax	0.66%	N/A	N/A	N/A	3.57%	May 1, 04
Pre-Liquidation After-Tax	-4.59%	N/A	N/A	N/A	0.29%	May 1, 04
Post-Liquidation After-Tax	-2.98%	N/A	N/A	N/A	0.24%	May 1, 04
Timothy Plan Patriot Fund - Class C
Pre-Tax	-0.10%	N/A	N/A	N/A	2.86%	May 1, 04
Pre-Liquidation After-Tax	-1.09%	N/A	N/A	N/A	2.86%	May 1, 04
Post-Liquidation After-Tax	-0.71%	N/A	N/A	N/A	2.44%	May 1, 04

A fund’s “yield” is determined in accordance with the method defined by the Securities and Exchange Commission. A yield quotation is based on a 30 day (or one month) period and is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

Yield = 2[(a-b/cd+1)[6] – 1]

Where:	a	=	dividends and interest earned during the period

	b	=	expenses accrued for the period (net of reimbursements)

	c	=	the average daily number of shares outstanding during the period that were entitled to receive dividends

	d	=	the maximum offering price per share on the last day of the period

Solely for the purpose of computing yield, dividend income recognized by accruing 1/360 of the stated dividend rate of the security each day that a fund owns the security. Generally, interest earned (for the purpose of “a” above) on debt obligations is computed by reference to the yield to maturity of each obligation held based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day prior to the start of the 30-day (or one month) period for which yield is being calculated, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest). With respect to the treatment of discount and premium on mortgage or other receivable-backed obligations which are expected to be subject to monthly paydowns of principal and interest, gain or loss attributable to actual monthly paydowns is accounted for as an increase or decrease to interest income during the period and discount or premium on the remaining security is not amortized.

32 STATEMENT OF ADDITIONAL INFORMATION FOR THE TIMOTHY PLAN FAMILY OF FUNDS

COMPARISONS AND ADVERTISEMENTS

To help investors better evaluate how an investment in a Fund might satisfy their investment objective, advertisements regarding the Fund may discuss total return for the Fund as reported by various financial publications. Advertisements may also compare total return to total return as reported by other investments, indices, and averages. The following publications, indices, and averages may be used:

Lipper Mutual Fund Performance Analysis;

Lipper Mutual Fund Indices;

CDA Weisenberger; and

Morningstar

From time to time, a Fund may also include in sales literature and advertising (including press releases) TPL comments on current news items, organizations which violate the Funds’ philosophy (and are screened out as unacceptable portfolio holdings), channels of distribution and organizations which endorse the Funds as consistent with their philosophy of investment.

FINANCIAL STATEMENTS

The Trust’s financial statements and the independent auditor’s report, including the notes thereto, for the fiscal year ended December 31, 2005, are hereby incorporated by reference from the Timothy Plan’s 2005 Annual Report to Shareholders.

STATEMENT OF ADDITIONAL INFORMATION FOR THE TIMOTHY PLAN FAMILY OF FUNDS	May 1, 2006 (As amended December 01, 2006) 33

APENDIX 1

PROXY VOTING POLICY

PREFACE

Timothy Partners, Ltd. (“Advisor”) is registered with the Securities and Exchange Commission as an investment advisor under the Investment Advisers Act of 1940, as amended (“Advisers Act”). Pursuant to an advisory agreement between Advisor and The Timothy Plan (the “Trust”), Advisor manages the assets of the Timothy Plan Funds (the “Funds”). As the investment adviser to the Funds, Advisor is responsible for voting all proxies related to securities held in the Funds’ investment portfolios. Because the Fund sub-advisors, under the close scrutiny of the Advisor, perform economic and management analyses of the companies in which the Funds are invested, Advisor looks to the Fund sub-advisors to vote proxies, and each sub-advisors’ proxy policies and procedures are incorporated herein by specific reference.

Advisor, consistent with its fiduciary duties and pursuant to Rule 206(4)-6 under the Advisers Act, has designed this proxy voting policy (the “Policy”) to reflect its commitment to vote all proxies, when called upon to vote by a sub-advisor who perceives a potential conflict or for any other reason, in a manner consistent with the best interests of the Funds’ shareholders. Sub-advisors, and Advisor, consistent with their duty of care, will monitor corporate actions for those issuers whose securities are called upon to vote. Consistent with its duty of loyalty, Advisor will, in all cases, vote, or cause sub-advisors to vote, to promote the Funds’ shareholders’ best interests. In determining how to vote proxies, Advisor and sub-advisors shall initially review each Proxy subject to perform an analysis of the impact each issue may have pursuant to the moral considerations set forth in the Prospectus, and shall vote in a manner not inconsistent with those moral considerations. Further, Advisor and sub-advisors will not subordinate the economic interest of the Funds’ shareholders to their own interests or to that of any other entity or interested party.

KEY PROXY VOTING ISSUES

All votes shall initially be reviewed subject to an analysis of the impact each issue may have pursuant to the moral considerations set forth in the Prospectus. Subsequent to the moral analysis, all votes shall be on a company-by-company basis, and each issue shall be considered in the context of the company under review, and the various economic impacts such issues may have on the Funds’ stated investment objectives. Advisor will give great weight to the views of management if and only if the issues involved will not have a negative impact on Funds’ shareholder values. In all other cases, Advisor will engage in an independent analysis of the impact that the proposed action will have on shareholder values.

1.	Board of Directors

Electing directors is one of the most important rights of stock ownership that company shareholders can exercise. Advisor believes that company directors should act in the long-term interests of the company’s shareholders and the company as a whole. Generally, subsequent to the moral considerations addressed above, when called upon by a sub-advisor to vote, Advisor will vote in favor of director nominees that have expressed and/or demonstrated a commitment to the interest of the company’s shareholders. Advisor will consider the following factors in deciding how to vote proxies relating to director elections:

•	In re-electing incumbent directors, the long-term performance of the company relative to its peers – Advisor will not vote to re-elect a board if the company has had consistent poor performance relative to its peers in the industry, unless the board has taken or is attempting to take steps to improve the company’s performance.

•	Whether the slate of director nominees promotes a majority of independent directors on the full board – Advisor believes that it is in the best interest of all company shareholders to have, as a majority, directors that are independent of management.

•	A director nominee’s attendance at less than 75% of required meetings – frequent non-attendance at board meetings will be grounds for voting against re-election.

•	Existence of any prior SEC violations and/or other criminal offenses – Advisor will not vote in favor of a director nominee who, to Advisor’s actual knowledge, is the subject of SEC or other criminal enforcement actions.

Advisor believes that it is in the shareholders’ best interests to have bright and experienced directors serving on a company’s board. To this end, Advisor believes that companies should be allowed to establish director compensation packages that attract and retain desirable directors. Advisor will consider whether proposals relating to director compensation are reasonable in relation to the company’s performance and resources. Advisor will vote in favor of proposals that seek to impose reasonable limits on director compensation.

In all other issues that may arise relating to the Board of Directors, Advisor will vote against all proposals that benefit directors at the expense of shareholders, and in favor of all proposals that do not unreasonably abrogate the rights of shareholders. As previously stated, each issue will be analyzed on an issue-by-issue basis.

34 STATEMENT OF ADDITIONAL INFORMATION FOR THE TIMOTHY PLAN FAMILY OF FUNDS

2.	Corporate Governance

Corporate governance issues may include, but are not limited to, the following: (i) corporate defenses, (ii) corporate restructuring proposals, (iii) proposals affecting the capital structure of a company, (iv) proposals regarding executive compensation, or (v) proposals regarding the independent auditors of the company. When called upon by a sub-advisor to vote:

i. Corporate Defenses. Although Advisor will review each proposal on a case-by-case basis, Advisor will generally vote against management proposals that (a) seek to insulate management from all threats of change in control, (b) provide the board with veto power against all takeover bids, (c) allow management or the board of the company to buy shares from particular shareholders at a premium at the expense of the majority of shareholders, or (d) allow management to increase or decrease the size of the board at its own discretion. Advisor will only vote in favor of those proposals that do not unreasonably discriminate against a majority of shareholders, or greatly alter the balance of power between shareholders, on one side, and management and the board, on the other.

ii. Corporate Restructuring. These may include mergers and acquisitions, spin-offs, asset sales, leveraged buy-outs and/or liquidations. In determining the vote on these types of proposals, Advisor will consider the following factors: (a) whether the proposed action represents the best means of enhancing shareholder values, (b) whether the company’s long-term prospects will be positively affected by the proposal, (c) how the proposed action will impact corporate governance and/or shareholder rights, (d) how the proposed deal was negotiated, (e) whether all shareholders receive equal/fair treatment under the terms of the proposed action, and/or (f) whether shareholders could realize greater value through alternative means.

iii. Capital Structure. Proposals affecting the capital structure of a company may have significant impact on shareholder value, particularly when they involve the issuance of additional stock. As such, Advisor will vote in favor of proposals to increase the authorized or outstanding stock of the company only when management provides persuasive business justification for the increase, such as to fund acquisitions, recapitalization or debt restructuring. Advisor will vote against proposals that unreasonably dilute shareholder value or create classes of stock with unequal voting rights if, over time, such action may lead to a concentration of voting power in the hands of few insiders.

iv. Executive Compensation. Advisor believes executives should be compensated at a reasonable rate and that companies should be free to offer attractive compensation packages that encourage high performance in executives because, over time, it will increase shareholder values. Advisor also believes however, that executive compensation should, to some extent, be tied to the performance of the company. Therefore, Advisor will vote in favor of proposals that provide challenging performance objectives to company executives, and which serve to motivate executives to better performance. Advisor will vote against all proposals that offer unreasonable benefits to executives whose past performance has been less than satisfactory.

Advisor will vote against shareholder proposals that summarily restrict executive compensation without regard to the company’s performance, and in favor of shareholder proposals that seek additional disclosures on executive compensation.

v. Independent Auditors. The engagement, retention and termination of a company’s independent auditors must be approved by the company’s audit committee, which typically includes only those independent directors who are not affiliated with or compensated by the company, except for directors’ fees. In reliance on the audit committee’s recommendation, Advisor generally will vote to ratify the employment or retention of a company’s independent auditors unless Advisor is aware that the auditor is not independent or that the auditor has, in the past, rendered an opinion that was neither accurate nor indicative of the company’s financial position.

3.	Shareholder Rights

State law provides shareholders of a company with various rights, including, but not limited to, cumulative voting, appraisal rights, the ability to call special meetings, the ability to vote by written consent and the ability to amend the charter or bylaws of the company. When called upon by a sub-advisor to vote, Advisor will carefully analyze all proposals relating to shareholder rights and will vote against proposals that seek to eliminate existing shareholder rights or restrict the ability of shareholders to act in a reasonable manner to protect their interest in the company. In all cases, Advisor will vote in favor of proposals that best represent the long-term financial interest of Fund shareholders.

4.	Social and Environmental Issues

When called upon by a sub-advisor to vote, in determining how to vote proxies in this category, Advisor will consider the following factors:

STATEMENT OF ADDITIONAL INFORMATION FOR THE TIMOTHY PLAN FAMILY OF FUNDS	May 1, 2006 (As amended December 01, 2006) 35

•	Whether the proposal creates a stated position that could affect the company’s reputation and/or operations, or leave it vulnerable to boycotts and other negative consumer responses;

•	The percentage of assets of the company that will be devoted to implementing the proposal;

•	Whether the issue is more properly dealt with through other means, such as through governmental action;

•	Whether the company has already dealt with the issue in some other appropriate way; and

•	What other companies have done in response to the issue.

While Advisor generally supports shareholder proposals that seek to create good corporate citizenship, Advisor will vote against proposals that would tie up a large percentage of the assets of the company. Advisor believes that such proposals are inconsistent with its duty to seek long-term value for Fund shareholders. Advisor will also evaluate all proposals seeking to bring to an end certain corporate actions to determine whether the proposals adversely affect the ability of the company to remain profitable. Advisor will vote in favor of proposals that enhance or do not negatively impact long-term shareholder values.

PROXY VOTING PROCEDURES

1.	The Proxy Voting Officer

Advisor hereby appoints Terry Covert as the person responsible for voting all proxies relating to securities held in the Funds’ accounts (the “Proxy Voting Officer”) when called upon by a sub-advisor to vote. The Proxy Voting Officer shall take all reasonable efforts to monitor corporate actions, obtain all information sufficient to allow an informed vote on the matter, and ensure that all proxy votes are cast in a timely fashion and in a manner consistent with this Policy.

If, in the Proxy Voting Officer’s reasonable belief, it is in the best interest of the Fund shareholders to cast a particular vote in a manner that is contrary to this policy, the Advisor shall submit a request for a waiver to the Board of Trustees of the Trust (the “Board”), stating the facts and reasons for the Proxy Voting Officer’s belief. The Proxy Voting Officer shall proceed to vote the proxy in accordance with the decision of the Board.

In addition, if, in the Proxy Voting Officer’s reasonable belief, it is in the best interest of the Fund shareholders to abstain from voting on a particular proxy solicitation, the Proxy Voting Officer shall make a record summarizing the reasons for the Proxy Voting Officer’s belief and shall present this summary to the Board along with other reports required in Section 3 below.

2.	Conflict of Interest Transactions

The Proxy Voting Officer shall submit to the Trust’s Board of Trustees all proxies solicitations that, in the Proxy Voting Officer’s reasonable belief, present a conflict between the interests of the Fund shareholders on one hand, and those of an Advisor or any of its affiliated persons/entities (each, an “Advisory Entity”). Conflict of interest transactions include, but are not limited to, situations where:

•	an Advisory Entity has a business or personal relationship with the participant of a proxy contest such as members of the issuers management or the soliciting shareholder(s);

•	an Advisory Entity provides advisory, brokerage, underwriting, insurance or banking or other services to the issuer whose management is soliciting proxies;

•	an Advisory Entity has a personal or business relationship with a candidate for directorship; or

•	an Advisory Entity manages a pension plan or administers an employee benefit plan, or intends to pursue an opportunity to do so.

In all such cases, the materials submitted to the Board shall include the name of the affiliated party whose interests in the transaction are believed to be contrary to the interests of the Funds, a brief description of the conflict, and any other information in the Proxy Voting Officer’s possession that would to enable the Board to make an informed decision on the matter. The Proxy Voting Officer shall vote the proxy in accordance with the direction of the Board.

3.	Report to the Board of Trustees

The Proxy Voting Officer shall, from reports received from sub-advisors and votes cast when called upon by a sub-advisor to vote, compile and present to the Board of Trustees an annual report of all proxy solicitations received by the Funds, including for each proxy solicitation, (i) the name of the issuer, (ii) the exchange ticker symbol for the security, (iii) the CUSIP number, (iv) the shareholder meeting date; (iv) a brief identification of the matter voted on, (v) whether the matter was proposed by the management or by a security holder; (vi) whether the Proxy Voting Officer cast its vote on

36 STATEMENT OF ADDITIONAL INFORMATION FOR THE TIMOTHY PLAN FAMILY OF FUNDS

the matter and if not, an explanation of why no vote was cast; (vii) how the vote was cast (i.e., for or against the proposal); (viii) whether the vote was cast for or against management; and (ix) whether the vote was consistent with this Policy, and if inconsistent, an explanation of why the vote was cast in such manner. The report shall also include a summary of all transactions which, in the Proxy Voting Officer’s reasonable opinion, presented a potential conflict of interest, and a brief explanation of how each conflict was resolved.

4.	Responding to Fund Shareholders’ Request for Proxy Voting Disclosure

Consistent with this Policy, Advisors shall submit to Timothy Partners, Ltd. a complete proxy voting record to be filed with the Securities and Exchange Commission on an annual basis for each period ending June 30th on SEC Form N-PX. In addition, the Proxy Voting Officer shall make the Fund’s proxy voting record available to any Fund shareholder who may wish to review such record through The Timothy Plan website. The Timothy Plan website shall notify shareholders of the Fund that the Fund’s proxy voting record and a copy of this Policy is available, without charge, to the shareholders by calling the Trust’s toll-free number as listed in its current prospectus. Timothy Partners shall respond to all shareholder requests for records within three business days of such request by first-class mail or other means designed to ensure prompt delivery.

STATEMENT OF ADDITIONAL INFORMATION FOR THE TIMOTHY PLAN FAMILY OF FUNDS	May 1, 2006 (As amended December 01, 2006) 37

RECORD KEEPING

In connection with this Policy, the Proxy Voting Officer, when called upon by a sub-advisor to vote, shall maintain a record of the following:

•	copies all proxies solicitations received by the Fund, including a brief summary of the name of the issuer of the portfolio security, the exchange ticker symbol for the security, the CUSIP number, and the shareholder meeting date;

•	a reconciliation of the proxy solicitations received and number of shares held by the Fund in the company;

•	the analysis undertaken to ensure that the vote cast is consistent with this Policy;

•	copies, if any, of all waiver request submitted to the Board and the Board’s final determination relating thereto;

•	copies, if any, of all documents submitted to the Board relating to conflict of interest transactions and the Board’s final determination relating thereto;

•	copies of any other documents created or used by the Proxy Voting Officer in determining how to vote the proxy;

•	copies of all votes cast;

•	copies of all quarterly summaries presented to the Board; and

•	copies of all shareholder requests for the Fund’s proxy voting record and responses thereto.

All records required to be maintained under this Policy shall be maintained in the manner and for such period as is consistent with other records required to be maintained by Advisor pursuant to Rule 204-2 of the Advisers Act. Copies shall be provided to Timothy Partners promptly upon request.

PROXY VOTING POLICY

SUMMARY

Timothy Partners, Ltd. (“Advisor”) is registered with the Securities and Exchange Commission as an investment advisor under the Investment Advisers Act of 1940, as amended (“Advisers Act”). Pursuant to an advisory agreement between Advisor and The Timothy Plan (the “Trust”), Advisor manages the assets of The Timothy Plan Family of Funds (the “Funds”). As the investment adviser to the Funds, Advisor is responsible for voting all proxies related to securities held in their investment portfolios. With the approval of the Board of Trustees of the Trust (the “Board”), the Advisor has delegated day-to-day money management responsibilities for certain of the Funds to sub-advisors. Because a Fund’s sub-advisor, under the close scrutiny of the Advisor, monitors and reviews the companies in which the Fund invests, the Advisor has delegated its authority to vote proxies to the Fund’s sub-advisor. Each sub-advisor’s proxy voting policies and procedures have been reviewed by the Advisor and the Board.

Advisor, consistent with its fiduciary duties and pursuant to Rule 206(4)-6 under the Advisers Act, will vote, or cause the Funds’ sub-advisors to vote, proxies in a manner that promotes the shareholders’ best interests. In determining how to vote proxies, Advisor and the sub-advisors shall review each proxy proposal, analyze the impact each proposal may have on the moral considerations set forth in the Funds’ Prospectus, and shall vote in a manner not inconsistent with those moral considerations. Advisor and the sub-advisors will not subordinate the economic interests of the Funds’ shareholders to their own interests or to that of any other entity or interested party. In the event that a conflict of interest arises between Advisor or a sub-advisor and Fund, a complete description of the conflict will be presented to the Board, and the proxy will be voted as directed by the Board.

A copy of Advisor’s Proxy Voting Policies and Procedures may be obtained by calling The Timothy Plan at 1-800-846-7526 or may be viewed on line at www.timothyplan.com. A copy also may be obtained from Fund documents filed with the SEC at its website www.sec.gov. A record of the actual proxy votes cast by each Fund also is available upon request made to The Timothy Plan either by phone or by contacting us on our website.

38 STATEMENT OF ADDITIONAL INFORMATION FOR THE TIMOTHY PLAN FAMILY OF FUNDS

The Timothy Plan

1055 Maitland Center Commons Blvd.

Winter Park, FL 32751

www.timothyplan.com

E-mail invest@timothyplan.com

Tel (800) 846-7526